Registration Nos. 33-7647
                                                                        811-4782

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 2007

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-lA

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                       [X]

Pre-Effective Amendment No.                                                  [_]
Post-Effective Amendment No. 107                                             [X]

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                               [X]

Amendment No. 108                                                            [X]
(Check appropriate box or boxes)

                               HSBC INVESTOR FUNDS
               (Exact name of registrant as specified in charter)
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                    (Address of principal executive offices)
       Registrant's Telephone Number, including area code: (617) 470-8000

                         Richard A. Fabietti, President
                                452 Fifth Avenue
                            New York, New York 10018
                     (Name and address of agent for service)

                  Please send copies of all communications to:

                              David J. Harris, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                           Washington, D.C. 20006-2401

It is proposed that this filing will become effective:

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] on June 29, 2007 pursuant to paragraph (b) of Rule 485

     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on [date] pursuant to paragraph (a)(1) of Rule 485

     [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

     [ ] on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for previously filed post-effective amendment.

This post-effective amendment relates only to HSBC Investor BRIC Equity Fund, HSBC Investor China Equity Fund and HSBC Investor India Equity Fund, three new series of the Registrant. No disclosure with respect to any other series of the Registrant or of any other registered investment company is modified hereby.

                               [GRAPHIC OMITTED]




HSBC Investor Funds

PROSPECTUS AND PRIVACY POLICY

June 29, 2007





        Class A Shares               Class I Shares



HSBC Investor BRIC Equity Fund
HSBC Investor China Equity Fund
HSBC Investor India Equity Fund



DRAFT 06/27/2007




     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   [HSBC LOGO]

                               PRIVACY POLICY FOR
                               HSBC INVESTOR FUNDS
--------------------------------------------------------------------------------

THIS PRIVACY POLICY NOTICE SUMMARIZES THE COLLECTION AND DISCLOSURE OF NONPUBLIC PERSONAL INFORMATION ("INFORMATION") OF CUSTOMERS ("YOU") OF THE HSBC INVESTOR FAMILY OF FUNDS ("WE" OR "US"). IF YOU ARE AN INDIVIDUAL SHAREHOLDER OF RECORD OF ANY SERIES OF THE FUNDS, WE CONSIDER YOU TO BE A CUSTOMER OF THE HSBC INVESTOR FAMILY OF FUNDS. SHAREHOLDERS PURCHASING OR OWNING SHARES OF ANY OF THE HSBC INVESTOR FAMILY OF FUNDS THROUGH THEIR BANK, BROKER, OR OTHER FINANCIAL INSTITUTION SHOULD CONSULT THAT FINANCIAL INSTITUTION'S PRIVACY POLICIES.


WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------

We collect Information about you from the following sources: information we receive from you on applications or other forms; information about your transactions with us, our affiliates, or others; and information we receive from a consumer reporting agency.


WE DISCLOSE THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------

We do not disclose any Information about you or any former customer to anyone, except as permitted by law, including to our affiliates and third party service providers.


WE DISCLOSE INFORMATION ABOUT YOU TO THE FOLLOWING TYPES OF THIRD PARTIES
--------------------------------------------------------------------------------

We may disclose Information about you and any former customer to our affiliates, which we consider to include HSBC Bank USA, National Association, HSBC Investments (USA) Inc. and their affiliates, and to nonaffiliated third parties, as permitted by law.

We may disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.


PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION
--------------------------------------------------------------------------------

We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information.

                       This is not part of the Prospectus

                               [GRAPHIC OMITTED]





HSBC Investor Funds

PROSPECTUS

June 29, 2007




      Class A Shares               Class I Shares


HSBC Investor BRIC Equity Fund
HSBC Investor China Equity Fund
HSBC Investor India Equity Fund





     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   [HSBC LOGO]

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS                  TABLE OF CONTENTS
--------------------------------------------------------------------------------

                           (LOGO)    RISK/RETURN SUMMARY AND FUND EXPENSES
------------------------------------------------------------------------------------------------------------------
CAREFULLY REVIEW THIS                   5   Overview
IMPORTANT SECTION, WHICH                6   HSBC Investor BRIC Equity Fund
SUMMARIZES EACH FUND'S                 12   HSBC Investor China Equity Fund
INVESTMENTS, RISKS, PAST               16   HSBC Investor India Equity Fund
PERFORMANCE, AND FEES.


                           (LOGO)    INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
------------------------------------------------------------------------------------------------------------------
REVIEW THIS SECTION                    20   HSBC Investor BRIC Equity Fund
FOR INFORMATION ON                     22   HSBC Investor China Equity Fund
INVESTMENT STRATEGIES                  24   HSBC Investor India Equity Fund
AND RISKS.                             26   General Risk Factors: All Funds
                                       28   Specific Risk Factors
                                       28   Portfolio Holdings


                           (LOGO)    FUND MANAGEMENT
------------------------------------------------------------------------------------------------------------------
REVIEW THIS SECTION                    29   The Investment Adviser and Sub-Advisers
FOR DETAILS ON                         31   Portfolio Managers
THE PEOPLE AND                         32   The Distributor, Administrator and Sub-Administrator
ORGANIZATIONS WHO PROVIDE
SERVICES TO THE FUNDS.


                           (LOGO)    SHAREHOLDER INFORMATION
------------------------------------------------------------------------------------------------------------------
REVIEW THIS SECTION FOR                33   Pricing of Fund Shares
DETAILS ON HOW                         34   Purchasing and Adding to Your Shares
SHARES ARE VALUED,                     38   Selling Your Shares
AND HOW TO PURCHASE,                   41   Distribution Arrangements/Sales Charges
SELL AND EXCHANGE SHARES.              43   Distribution and Shareholder Servicing Arrangements-- Revenue Sharing
THIS SECTION ALSO DESCRIBES            43   Exchanging Your Shares
RELATED CHARGES, AND                   45   Dividends, Distributions and Taxes
PAYMENTS OF DIVIDENDS
AND DISTRIBUTIONS.

--------------------------------------------------------------------------------
   HSBC INVESTOR FUND
   RISK/RETURN SUMMARY AND FUNDS EXPENSES (LOGO)
--------------------------------------------------------------------------------

                              OVERVIEW

THE FUNDS                     HSBC Investor Funds is a mutual fund family that
                              offers a variety of separate investment
                              portfolios, each with individual investment objectives and strategies. This prospectus provides you important information about the HSBC
                              Investor BRIC Equity Fund, HSBC Investor China
                              Equity Fund, and HSBC Investor India Equity Fund
                              ("Funds").

                              Each of the Funds offers Class A and Class I
                              Shares through this prospectus. Each class of shares has different characteristics and is subject to different fees and expenses. The following pages of this prospectus will highlight these differences. The Funds' Statement of Additional Information ("SAI") contains a more detailed discussion of the different classes of shares. Please read this prospectus and keep it for future reference.

                              The investment objective and strategies of each Fund are not fundamental and may be changed without approval of Fund shareholders. If there is a change in the investment objective or strategies of a Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. There can be no assurance that the investment objective of a Fund will be achieved.

                              Other important things for you to note:

                                  o   You may lose money by investing in a Fund

                                  o   Because the value of each Fund's
                                      investments will fluctuate with market
                                      conditions, so will the value of your
                                      investment in a Fund

                              AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF HSBC BANK USA, N.A., AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST?       Consider investing in the Funds if you are:

                                  o   Seeking a long-term goal such as
                                      retirement

                                  o   Looking to add a growth component from
                                      investments in equity securities of
                                      companies economically tied to emerging
                                      markets countries to your investment
                                      portfolio

                                  o   Willing to accept higher risks of
                                      investing in the stock market, and
                                      specifically in a concentrated portfolio of emerging market investments, in exchange for potentially higher long-term returns

                              The Funds will not be appropriate for anyone:

                                  o   Seeking monthly income

                                  o   Pursuing a short-term goal or investing
                                      emergency reserves

                                  o   Seeking safety of principal

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  HSBC INVESTOR BRIC EQUITY FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES (LOGO)
--------------------------------------------------------------------------------

                              HSBC INVESTOR BRIC EQUITY FUND

INVESTMENT OBJECTIVE          The investment objective of the BRIC Equity Fund
                              is to seek long-term growth of capital.

PRINCIPAL INVESTMENT          The Fund seeks to achieve its objective by
STRATEGIES                    investing, under normal market conditions, 80% of
                              its net assets in the equity and equity-related securities of companies that are economically tied to Brazil, Russia, India and the People's Republic of China, including its administrative and other districts, such as Hong Kong SAR ("China") ("BRIC" countries). A company is economically tied to a BRIC country if it is organized or principally operates in the country, has its principal trading market in the country, derives a majority (i.e., greater than 50%) of its income from its operations within the country, or has a majority
                              (i.e., greater than 50%) of its assets in the country ("BRIC Issuers").

                              The Fund invests in companies with a broad range of market capitalizations which may include small and mid-cap BRIC Issuers. The Fund may invest directly in securities of BRIC Issuers listed on a major stock exchange or other registered market in the BRIC countries that have been established and approved by the applicable regulating authorities or may invest more broadly in American, European and Global Depositary Receipts, where underlying securities are issued by BRIC Issuers and are then traded on a regulated market outside the BRIC country, mainly in the United States or Europe. The Fund's investments will generally be spread among a number of industries.


                              With regard to its investments in China, the Fund intends to invest only in China H-Shares and Red Chip Companies. H-Shares are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Such shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange. Companies issuing H-Shares must meet Hong Kong's listing and disclosure requirements in order to be listed on the Hong Kong Stock Exchange. H-Shares may be traded by foreigners and domestic residents alike and are often a vehicle for extending a Chinese privatization to foreign investors. Chinese companies may list both A-Shares and H-Shares but pricing may be inconsistent because they are not traded in the same currency and are not fungible.

                              Red Chip Companies are companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. Shares of such companies are traded in Hong Kong dollars on the Hong Kong Stock Exchange. While Red Chip Companies are incorporated outside mainland China they typically have a majority of their business interest in mainland China. Shares of Red Chip Companies may be traded by foreigners and domestic residents alike.

                              Sinopia Asset Management serves as the Fund's sub-adviser. The sub-adviser, using a proprietary quantitative model, will allocate the Fund's assets among the BRIC countries and may over or underallocate as it considers appropriate. The quantitative model seeks to capture market inefficiencies by using complex mathematical and statistical models. By assigning a wide range of variables (e.g., long term yield and earnings growth) the models generate an expected return by country and for the region (BRIC). Then an allocation is determined in taking into account the risks associated to each of these opportunities. The Sub-Adviser then selects securities based on its review of the securities earnings per share forecasts which takes into consideration changes in average forecasted earnings and the dispersion of earnings forecasts. The Fund seeks to outperform the MSCI BRIC Equity (Cap Weighted) Index.

--------------------------------------------------------------------------------
   HSBC INVESTOR BRIC EQUITY FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES (LOGO)
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT          MARKET RISK: The Fund's performance per share will
RISKS                         change daily based on many factors, including
                              national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.


                              EQUITY RISK: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will fluctuate as the market price of its investments increases or decreases.

                              FOREIGN INVESTMENT RISK: The Fund's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                              EMERGING MARKETS RISK: All of the BRIC countries are considered emerging market countries. Investments in foreign emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in foreign emerging markets. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.

                              BRAZIL RISK: The Fund's investments in Brazil may be adversely impacted by local economic and political conditions, as well as changes in Brazilian government policy. Investing in securities of Brazilian companies involves certain special risks, including investment and repatriation controls, fluctuations in the rate of exchange between Brazil's currency (the "Real") and the U.S. Dollar, greater price volatility and illiquid markets. High rates of inflation, past episodes of default on loans by the Brazilian government, governmental involvement in and influence on the private sector, the sustainability of the Real and other political factors are potential risks of investing in the Fund. Brazil's economy is characterized by large and well-developed agricultural, mining, manufacturing and service sectors. An economic vulnerability is the government's large debt in relation to Brazil's small but growing export base.

                              RUSSIA RISK: The Fund's investments in Russia may be adversely impacted by local economic and political conditions, as well as changes in Russian government policy. Investing in securities of Russian companies involves special risks, including the risk that securities of Russian issuers will remain subject to a higher degree of volatility than the securities of issuers of developed countries as Russia continues to transition from a centrally controlled command system to a market-oriented, democratic style government. The extent and pace of this transition remains uncertain. The Russian economy lacks an effective banking system and is plagued by a deteriorating infrastructure. Russia's role and its reintegration into the global political economy are also unsettled, and internal regional conflicts continue to exist. The Russian economy also relies heavily on the production and export of a range of commodities including most industry metals, forestry products, oil and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

--------------------------------------------------------------------------------
   HSBC INVESTOR BRIC EQUITY FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES (LOGO)
--------------------------------------------------------------------------------


                              Ownership of shares in Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the Fund's ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.


                              INDIA RISK: The Fund's investments in India may be adversely impacted by local economic and political conditions, as well as changes in Indian government policy. Investing in securities of Indian companies involves special risks, including greater political, economic and social uncertainty, higher rates of inflation, significantly greater price volatility, substantially less liquidity and much smaller market capitalization than other securities markets. In addition, less developed corporate disclosure and governance standards, greater difficulty in enforcing judgments, restrictions on foreign investment and repatriation of capital, exchange control regulations, currency exchange rate fluctuations, and greater governmental involvement in the economy and other political factors are potential risks of investing in the Fund.

                              Regulations in India prescribe rules for the transfer of Indian securities between foreign, domestic, Indian and non-Indian security holders. Such transfers may require the approval of either the Indian government or the Reserve Bank of India. Foreign institutional investors (FII) are required to register with the Securities and Exchange Board of India (SEBI). HSBC Investments
                              (USA) Inc. (the "Adviser") is a registered FII. FIIs must observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company. The shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed a specified percentage of the issued share capital of any one company (subject to that company's approval).

                              A tax is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases may also be taxed. India imposes a tax on interest and on dividends.

                              CHINA RISK: Investing in securities of Chinese companies involves special risks, including fluctuations in the rate of exchange between China's currency (the "Renminbi") and the U.S. Dollar, greater price volatility, illiquid markets, investment and repatriation controls, less developed corporate disclosure and governance standards, and uncertainty of China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system. Chinese Issuers may be subject to changes in regulations and tax policies going forward as China has joined the World Trade Organization and has been engaged in economic and financial market liberalization. The Fund's investments in certain Chinese Issuers may be subject to large fluctuations over short periods of time, and governmental involvement in and influence on the private sector may also impact the Fund as the Chinese government continues to liberalize its economy and regulatory system.

                              ISSUER RISK: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

--------------------------------------------------------------------------------
   HSBC INVESTOR BRIC EQUITY FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES (LOGO)
--------------------------------------------------------------------------------


                              CONCENTRATED COUNTRY RISK: Because the Fund will focus its investments on BRIC Issuers, the value of the Fund's investments will be more concentrated and is likely to be more volatile than other mutual funds, even those that invest in emerging markets.


                              ETF RISK: The Fund may invest in shares of exchange-traded funds ("ETFs"). ETFs generally are intended to track an underlying portfolio of securities and trade like a share of common stock. As a holder of interests in an ETF, the Fund would indirectly bear its ratable share of that fund's expenses, including applicable management fees. At the same time, the Fund would continue to pay its own management advisory fees and other expenses, as a result of which the Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such exchange-traded funds.

                              CURRENCY RISK: Fluctuations in exchange rates between the U.S. Dollar and foreign currencies, or between various foreign currencies, may negatively effect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

                              CAPITALIZATION RISK: Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. Stocks of smaller companies may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the desired price. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

                              DERIVATIVES RISK/LEVERAGE RISK: The Fund may invest in derivative instruments (e.g., future and swap contracts) to help achieve its investment objective. The Fund intends to do so primarily for hedging purposes, for cash management purposes, as a substitute for investing directly in fixed income instruments, or as a part of a strategy to gain exposure to the characteristics of investments in foreign markets through efficient portfolio management techniques. While the sub-adviser does not currently intend to use derivatives for purposes of leverage to any significant degree, it may do so to enhance return when the sub-adviser believes the investment will assist the Fund in achieving its investment objectives. Gains and losses from speculative positions in a derivative may be much greater than the derivative's original cost. If derivatives are used for leverage, their use would involve leveraging risk. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Fund's investment in a derivative instrument could lose more than the principal amount invested. These investments could increase the Fund's price volatility or reduce the return on your investment.

                              In addition to these risks, the Fund is subject to the general risk factors described later in this prospectus including under "General Risk Factors:
                              All Funds."

PERFORMANCE INFORMATION       No performance information is presented for the
                              Fund because it had not commenced operations as of the date of this prospectus.

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   HSBC INVESTOR BRIC EQUITY FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES (LOGO)
--------------------------------------------------------------------------------

                                     FEES AND EXPENSES

As an investor in the HSBC Investor BRIC Equity Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                         A SHARES       I SHARES

Maximum sales charge (load) on purchases (as a percentage of
offering price)(1)                                                                    5.00%          None
-----------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of sales price)                 None           None
-----------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged) (2)                                 2.00%          2.00%



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                                     A SHARES       I SHARES

Management fee                                                                        1.20%          1.20%
-----------------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                                                              0.00%(3)       None
-----------------------------------------------------------------------------------------------------------
   Shareholder servicing fee                                                          0.25%          None
   Other operating expenses(4)                                                        1.22%          1.22%
Total other expenses                                                                  1.47%          1.22%
-----------------------------------------------------------------------------------------------------------
Acquired fund fees and expenses(5)                                                    0.07%          0.07%
-----------------------------------------------------------------------------------------------------------
Total Fund operating expenses                                                         2.74%          2.49%
-----------------------------------------------------------------------------------------------------------
Fee waiver and/or expense reimbursement(6) (7)                                        0.67%          0.67%
-----------------------------------------------------------------------------------------------------------
Net operating expenses                                                                2.07%          1.82%
-----------------------------------------------------------------------------------------------------------


(1)  Lower sales charges are available depending on the amounts invested.

(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the "Selling Your Shares--Redemption Fee" section in this prospectus.

(3) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. No payments have been made and there is no current intention to charge the fee.

(4) "Other expenses" are based on estimated amounts for the current fiscal year.


(5) Acquired fund fees and expenses are based on estimated accounts for the current fiscal year. Acquired fund fees and expenses are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment companies including exchange-traded funds (referred to as "Acquired Funds").

(6) The Adviser has entered into a written agreement with the Fund under which it will waive 0.20% of its management fee. This management fee waiver is contractual and shall be in effect until March 1, 2009.

(7) HSBC Investments (USA) Inc. (the "Adviser") has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 2.00% for Class A Shares and 1.75% for Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2009.

--------------------------------------------------------------------------------
   HSBC INVESTOR BRIC EQUITY FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES (LOGO)
--------------------------------------------------------------------------------

                                                                                                     EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in shares of                                   1           3
the Fund with the cost of investing in other mutual funds. It illustrates the                                  YEAR        YEARS
amount of fees and expenses you would pay at the end of the time periods
indicated, assuming the following:                                                    CLASS A SHARES          $ 700        $1,248
                                                                                     --------------------------------------------
                                                                                      CLASS I SHARES          $ 185        $  712

      o   $10,000 investment

      o   5% annual return

      o   no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

--------------------------------------------------------------------------------
   HSBC INVESTOR CHINA EQUITY FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES (LOGO)
--------------------------------------------------------------------------------

                              HSBC INVESTOR CHINA EQUITY FUND

INVESTMENT OBJECTIVE          The investment objective of the China Equity Fund
                              is to seek long-term growth of capital.

PRINCIPAL INVESTMENT          The Fund seeks to achieve its objective by
STRATEGIES                    investing, under normal market conditions, at
                              least 80% of its net assets in the equity and equity-related securities of companies that are economically tied to the People's Republic of China, including its administrative and other districts, such as Hong Kong SAR ("China"). A company is economically tied to China if it is organized or principally operates in China, has its principal trading market in China, derives a majority (I.E., at least 50%) of its income from its operations within China, or has a majority
                              (I.E., at least 50%) of its assets in China
                              ("Chinese Issuer").


                              The Fund invests in companies with a broad range of market capitalizations which may include small and mid-cap Chinese Issuers. The Fund may invest directly in securities of Chinese Issuers or may invest more broadly in American, European and Global Depositary Receipts, where the underlying securities are issued by Chinese Issuers and are then traded on a regulated market outside China, mainly in the United States or Europe. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

                              The Fund intends to invest only in China B-Shares, China H-Shares, Red Chip Companies, P-chip Companies and other companies that are economically tied to China and whose shares are listed on exchanges outside mainland China.

                              B-Shares are shares of companies listed on the Shanghai Stock Exchange or Shenzhen Stock Exchange and are quoted and traded in foreign currencies (currently Hong Kong Dollars and U.S. Dollars). H-Shares are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Such shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange. Companies issuing H-Shares must meet Hong Kong's listing and disclosure requirements in order to be listed on the Hong Kong Stock Exchange. H-Shares may be traded by foreigners and domestic residents alike and are often a vehicle for extending a Chinese privatization to foreign investors. Chinese companies may list both A-Shares and H-Shares but pricing may be inconsistent because they are not traded in the same currency and are not fungible.

                              Red Chip Companies are companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. Shares of such companies are traded in Hong Kong dollars on the Hong Kong Stock Exchange. While Red Chip Companies are incorporated outside mainland China they typically have a majority of their business interest in mainland China. Shares of Red Chip Companies may be traded by foreigners and domestic residents alike. P-chip Companies are companies with controlling private Chinese shareholders that are listed on a stock exchange outside mainland China (E.G., Singapore).

                              Halbis Capital Management (Hong Kong) Limited serves as the Fund's sub-adviser. In selecting companies for investment, the sub-adviser generally evaluates a company's financial strength, competitive position, profitability, growth prospects and quality of management. In selecting investments for the Fund, the sub-adviser uses a quantitative selection process which includes fundamental analysis, financial modeling and company visits.

--------------------------------------------------------------------------------
   HSBC INVESTOR CHINA EQUITY FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES (LOGO)
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT          MARKET RISK: The Fund's performance per share will
RISKS                         change daily based on many factors, including
                              national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                              EQUITY RISK: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will fluctuate as the market price of its investments increases or decreases.


                              FOREIGN INVESTMENT RISK: The Fund's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                              EMERGING MARKETS RISK: China is considered an emerging market country. Investments in foreign emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in foreign emerging markets. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.


                              CHINA RISK: Investing in securities of Chinese companies involves special risks, including fluctuations in the rate of exchange between China's currency (the "Renminbi") and the U.S. Dollar, greater price volatility, illiquid markets, investment and repatriation controls, less developed corporate disclosure and governance standards, and uncertainty of China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system. Chinese Issuers may be subject to changes in regulations and tax policies going forward as China has joined the World Trade Organization and has been engaged in economic and financial market liberalization. The Fund's investments in certain Chinese Issuers may be subject to large fluctuations over short periods of time, and governmental involvement in and influence on the private sector may also impact the Fund as the Chinese government continues to liberalize its economy and regulatory system. Additionally, the China B-Share market is relatively illiquid so that investment opportunities will be limited as compared to major international stock exchanges.


                              ISSUER RISK: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                              CONCENTRATED COUNTRY RISK: Because the Fund will focus its investments on Chinese Issuers, the value of the Fund's investments will be more concentrated in China, and is likely to be more volatile than other mutual funds, even those that invest in emerging markets.


                              ISSUER DIVERSIFICATION RISK: Focusing investments in a small number of issuers increases risk. The Fund is "non-diversified" and may invest a greater percentage of its assets in the securities of a single issuer than a fund that is "diversified." Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio might be.


                              CURRENCY RISK: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively effect

--------------------------------------------------------------------------------
   HSBC INVESTOR CHINA EQUITY FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES (LOGO)
--------------------------------------------------------------------------------


                              an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.


                              CAPITALIZATION RISK: Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. Stocks of smaller companies may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the desired price. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.


                              DERIVATIVES RISK/LEVERAGE RISK: The Fund may invest in derivative instruments (e.g., future and swap contracts) to help achieve its investment objective. The Fund may do so for hedging purposes, for cash management purposes, as a substitute for investing directly in fixed income instruments, or as a part of a strategy to gain exposure to the characteristics of investments in foreign markets through efficient portfolio management techniques. The sub-adviser may also use derivatives for purposes of leverage, in which case their use would involve leveraging risk. Gains and losses from speculative positions in a derivative may be much greater than the derivative's original cost. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Fund's investment in a derivative instrument could lose more than the principal amount invested. These investments could increase the Fund's price volatility or reduce the return on your investment.


                              In addition to these risks, the Fund is subject to the general risk factors described later in this prospectus including under "General Risk Factors:
                              All Funds."


                              PORTFOLIO TURNOVER RISK: The Fund is actively managed and, in some cases, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders and may result in a lower net asset value. High portfolio turnover (over 100%) also may result in the realization of substantial net short-term capital gains, which when distributed are taxable to shareholders as ordinary income. The trading costs and tax effects associated with turnover may adversely affect the Fund's performance.


PERFORMANCE INFORMATION       No performance information is presented for the
                              Fund because it had not commenced operations as of the date of this prospectus.

--------------------------------------------------------------------------------
   HSBC INVESTOR CHINA EQUITY FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES (LOGO)
--------------------------------------------------------------------------------

                                                      FEES AND EXPENSES

As an investor in the HSBC Investor China Equity Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                         A SHARES         I SHARES

Maximum sales charge (load) on purchases (as a percentage of
offering price)(1)                                                                    5.00%            None
--------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of sales price)                 None             None
--------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged) (2)                                 2.00%            2.00%


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                                     A SHARES         I SHARES

Management fee                                                                        1.20%            1.20%
--------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                                                              0.00%(3)         None
--------------------------------------------------------------------------------------------------------------
   Shareholder servicing fee                                                          0.25%            None
   Other operating expenses(4)                                                        1.05%            1.05%
Total other expenses                                                                  1.30%            1.05%
--------------------------------------------------------------------------------------------------------------
Total Fund operating expenses                                                         2.50%            2.25%
--------------------------------------------------------------------------------------------------------------
Fee waiver and/or expense reimbursement(5) (6)                                        0.50%            0.50%
--------------------------------------------------------------------------------------------------------------
Net operating expenses                                                                2.00%            1.75%
--------------------------------------------------------------------------------------------------------------

(1)  Lower sales charges are available depending on the amounts invested.

(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the "Selling Your Shares--Redemption Fee" section in this prospectus.

(3) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. No payments have been made and there is no current intention to charge the fee.

(4) "Other expenses" are based on estimated amounts for the current fiscal year.

(5) The Adviser has entered into a written agreement with the Fund under which it will waive 0.20% of its management fee. This management fee waiver is contractual and shall be in effect until March 1, 2009.

(6) HSBC Investments (USA) Inc. (the "Adviser") has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 2.00% for Class A Shares and 1.75% for Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2009.

                                                                                              EXPENSE EXAMPLE


The Example is intended to help you compare the cost of investing in                                      1           3
shares of the Fund with the cost of investing in other mutual funds.                                    YEAR        YEARS
It illustrates the amount of fees and expenses you would pay at the
end of the time periods indicated, assuming the following:                     CLASS A SHARES          $ 693        $1,194
                                                                              --------------------------------------------
                                                                               CLASS I SHARES          $ 178        $  655

     o    $10,000 investment


     o    5% annual return

     o    no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

--------------------------------------------------------------------------------
   HSBC INVESTOR INDIA EQUITY FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES (LOGO)
--------------------------------------------------------------------------------

                              HSBC INVESTOR INDIA EQUITY FUND

INVESTMENT OBJECTIVE          The investment objective of the India Equity Fund
                              is to seek long-term growth of capital.

PRINCIPAL INVESTMENT          The Fund seeks to achieve its objective by
STRATEGIES                    investing, under normal market conditions, at
                              least 80% of its net assets in the equity and equity-related securities of companies that are economically tied to India. A company is economically tied to India if it is organized or principally operates in India, has its principal trading market in India, derives a majority (i.e., greater than 50%) of its income from its operations within India, or has a majority (i.e., greater than 50%) of its assets in India ("Indian
                              Issuer").


                              The Fund invests in companies with a broad range of market capitalizations which may include small and mid-cap Indian Issuers. The Fund may invest directly in securities of Indian Issuers or may invest more broadly in American, European and Global Depositary Receipts, where underlying securities are issued by Indian Issuers and are then traded on a regulated market outside India, mainly in the United States or Europe. The Fund may also invest in participatory notes linked to securities of Indian Issuers ("P-notes") A P-note generally entitles its holder to a share in the income from the underlying security. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.


                              HSBC Investments (Singapore) Limited serves as the Fund's sub-adviser. In selecting companies for investment, the sub-adviser generally evaluates a company's financial strength, competitive position, profitability, growth prospects and quality of management. In selecting investments for the Fund, the sub-adviser combines a "top-down" macroeconomic analysis with "bottom-up" stock selection. The sub-adviser may take into consideration factors such as, without limitation, earnings growth, interest rate sensitivity, management quality and liquidity.

PRINCIPAL INVESTMENT          MARKET RISK: The Fund's performance per share will
RISKS                         change daily based on many factors, including
                              national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                              EQUITY RISK: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will fluctuate as the market price of its investments increases or decreases.

                              FOREIGN INVESTMENT RISK: The Fund's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                              EMERGING MARKETS RISK: India is considered an emerging market country. Investments in foreign emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in foreign emerging markets. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.

--------------------------------------------------------------------------------
   HSBC INVESTOR INDIA EQUITY FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES (LOGO)
--------------------------------------------------------------------------------

                              INDIA RISK: The Fund's investments in India may be adversely impacted by local economic and political conditions, as well as changes in Indian government policy. Investing in securities of Indian companies involves special risks, including greater political, economic and social uncertainty, higher rates of inflation, significantly greater price volatility, substantially less liquidity and much smaller market capitalization than other securities markets. In addition, less developed corporate disclosure and governance standards, greater difficulty in enforcing judgments, restrictions on foreign investment and repatriation of capital, exchange control regulations, currency exchange rate fluctuations, and greater governmental involvement in the economy and other political factors are potential risks of investing in the Fund.

                              Regulations in India prescribe rules for the transfer of Indian securities between foreign, domestic, Indian and non-Indian security holders. Such transfers may require the approval of either the Indian government or the Reserve Bank of India. Foreign institutional investors (FII) are required to register with the Securities and Exchange Board of India (SEBI). HSBC Investments
                              (USA) Inc. (the "Adviser") is a registered FII. FIIs must observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company. The shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed a specified percentage of the issued share capital of any one company (subject to that company's approval).

                              A tax is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases may also be taxed. India imposes a tax on interest and on dividends.

                              ISSUER RISK: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                              CONCENTRATED COUNTRY RISK: Because the Fund will focus its investments in Indian Issuers, the value of the Fund's investments will be more concentrated in India, and is likely to be more volatile than other mutual funds, even those that invest in emerging markets.


                              ISSUER DIVERSIFICATION RISK: Focusing investments in a small number of issuers increases risk. The Fund is "non-diversified" and may invest a greater percentage of its assets in the securities of a single issuer than a fund that is "diversified." Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio might be.


                              CURRENCY RISK: Fluctuations in exchange rates between the U.S. Dollar and foreign currencies, or between various foreign currencies, may negatively effect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

                              CAPITALIZATION RISK: Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. Stocks of smaller companies may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the desired price. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

--------------------------------------------------------------------------------
   HSBC INVESTOR INDIA EQUITY FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES (LOGO)
--------------------------------------------------------------------------------


                              DERIVATIVES RISK/LEVERAGE RISK: The Fund may invest in derivative instruments (e.g., future and swap contracts) to help achieve its investment objective. The Fund may do so for hedging purposes, for cash management purposes, as a substitute for investing directly in fixed income instruments, or as a part of a strategy to gain exposure to the characteristics of investments in foreign markets through efficient portfolio management techniques. The sub-adviser may also use derivatives for purposes of leverage, in which case their use would involve leveraging risk. Gains and losses from speculative positions in a derivative may be much greater than the derivative's original cost. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Fund's investment in a derivative instrument could lose more than the principal amount invested. These investments could increase the Fund's price volatility or reduce the return on your investment.

                              PORTFOLIO TURNOVER RISK: The Fund is actively managed and, in some cases, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders and may result in a lower net asset value. High portfolio turnover (over 100%) also may result in the realization of substantial net short-term capital gains, which when distributed are taxable to shareholders as ordinary income. The trading costs and tax effects associated with turnover may adversely affect the Fund's performance.


                              In addition to these risks, the Fund is subject to the general risk factors described later in this prospectus including under "General Risk Factors:
                              All Funds."

PERFORMANCE                   No performance information is provided because the
                              Fund had not begun operations as of the date of this prospectus.

--------------------------------------------------------------------------------
   HSBC INVESTOR INDIA EQUITY FUND
   RISK/RETURN SUMMARY AND FUND EXPENSES (LOGO)
--------------------------------------------------------------------------------

                                                     FEES AND EXPENSES

As an investor in the HSBC Investor India Equity Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                         A SHARES         I SHARES

Maximum sales charge (load) on purchases (as a percentage of
offering price)(1)                                                                    5.00%            None
--------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of sales price)                 None             None
--------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged) (2)                                 2.00%            2.00%


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                                     A SHARES         I SHARES

Management fee                                                                        1.20%            1.20%
--------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                                                              0.00%(3)         None
--------------------------------------------------------------------------------------------------------------
   Shareholder servicing fee                                                          0.25%            None
   Other operating expenses(4)                                                        1.22%           1.22%
Total other expenses                                                                  1.47%           1.22%
--------------------------------------------------------------------------------------------------------------
Total Fund operating expenses                                                         2.67%           2.42%
--------------------------------------------------------------------------------------------------------------
Fee waiver and/or expense reimbursement(5) (6)                                        0.67%           0.67%
--------------------------------------------------------------------------------------------------------------
Net operating expenses                                                                2.00%           1.75%
--------------------------------------------------------------------------------------------------------------

(1)  Lower sales charges are available depending on the amounts invested.

(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the "Selling Your Shares--Redemption Fee" section in this prospectus.

(3) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. No payments have been made and there is no current intention to charge the fee.

(4) "Other expenses" are based on estimated amounts for the current fiscal year.

(5) The Adviser has entered into a written agreement with the Fund under which it will waive 0.20% of its management fee. This management fee waiver is contractual and shall be in effect until March 1, 2009.

(6) HSBC Investments (USA) Inc. (the "Adviser") has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 2.00% for Class A Shares and 1.75% for Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2009.


                                                                                                EXPENSE EXAMPLE
The Example is intended to help you compare the cost of investing in
shares of the Fund with the cost of investing in other mutual funds.                                        1           3
It illustrates the amount of fees and expenses you would pay at the                                       YEAR        YEARS
end of the time periods indicated, assuming the following:
                                                                                 CLASS A SHARES          $ 693        $1,228
                                                                                --------------------------------------------
                                                                                 CLASS I SHARES          $ 178        $  691


     o    $10,000 investment

     o    5% annual return

     o    no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

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   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (LOGO)
--------------------------------------------------------------------------------

                         HSBC INVESTOR BRIC EQUITY FUND



INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The Fund seeks to achieve its objective by investing, under normal market conditions, 80% of its net assets in the equity and equity-related securities of companies that are economically tied to Brazil, Russia, India and the People's Republic of China, including its administrative and other districts, such as Hong Kong SAR ("China") ("BRIC" countries). A company is economically tied to a BRIC country if it is organized or principally operates in the country, has its principal trading market in the country, derives a majority (i.e., greater than 50%) of its income from its operations within the country, or has a majority (i.e., greater than 50%) of its assets in the country ("BRIC Issuers").

The Fund invests in companies with a broad range of market capitalizations which may include small and mid-cap BRIC Issuers. The Fund may invest directly in securities of BRIC Issuers listed on a major stock exchange or other registered market in the BRIC countries that have been established and approved by the applicable regulating authorities or may invest more broadly in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), where underlying securities are issued by BRIC Issuers and are then traded on a regulated market outside the BRIC country, mainly in the United States or Europe. By investing in ADRs, EDRs, and GDRs the sub-adviser expects to mitigate some of the settlement risks associated with BRIC equity securities, although other risks, E.G. currency risk exposure, shall remain. The Fund's investments will generally be spread among a number of industries.


With regard to its investments in China, the Fund intends to invest only in China H-Shares and Red Chip Companies. H-Shares are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Such shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange. Companies issuing H-Shares must meet Hong Kong's listing and disclosure requirements in order to be listed on the Hong Kong Stock Exchange. H-Shares may be traded by foreigners and domestic residents alike and are often a vehicle for extending a Chinese privatization to foreign investors. Chinese companies may list both A-Shares and H-Shares but pricing may be inconsistent because they are not traded in the same currency and are not fungible.

Red Chip Companies are companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. Shares of such companies are traded in Hong Kong dollars on the Hong Kong Stock Exchange. While Red Chip Companies are incorporated outside mainland China they typically have a majority of their business interest in mainland China. Shares of Red Chip Companies may be traded by foreigners and domestic residents alike.


Sinopia Asset Management serves as the Fund's sub-adviser. The sub-adviser uses a proprietary quantitative model to determine exposure to the BRIC market as a whole and to over or underweight in particular countries. The sub-adviser's quantitative model produces expected returns for each of the four BRIC countries and then determines the Fund's overall exposure to the BRIC markets and the individual country allocation. Next, the sub-adviser selects individual securities based upon its review of their earnings per share forecasts momentum.


The Fund seeks to outperform the MSCI BRIC Equity (Cap Weighted) Index.


Consistent with its investment objective, the Fund:

     o will normally invest at least 80% of its net assets in equity and equity-related securities of companies that are economically tied to Brazil, Russia, India and China.

     o    may invest in exchange-traded funds.

     o    may invest in cash and cash equivalents.

     o may invest in a broad range of equity securities of foreign companies, including debt securities, warrants or rights that can be converted into common stock.

--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (LOGO)
--------------------------------------------------------------------------------

     o may invest in derivative instruments, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities and swaps. The Fund may use these instruments to provide exposure to securities, indices, or currencies without investing in them directly. Derivatives may also be used to manage the risks to which the Fund's portfolio is exposed.

     o    may invest in floating and variable rate instruments.

     o may engage in repurchase transactions, where the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

     o may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. The Fund may also borrow money for temporary or emergency purposes.

The sub-adviser may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

The Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. Such a move is not currently contemplated. See the SAI under "Investment Techniques--Investments in Other Investment Companies.

--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (LOGO)
--------------------------------------------------------------------------------

                         HSBC INVESTOR CHINA EQUITY FUND



INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the HSBC Investor China Equity Fund is to seek long-term growth of capital.


The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in the equity and equity-related securities of companies that are economically tied to the People's Republic of China, including its administrative and other districts, such as Hong Kong SAR ("China"). A company is economically tied to China if it is organized or principally operates in China, has its principal trading market in China, derives a majority (I.E., at least 50%) of its income from its operations within China, or has a majority (I.E., at least 50%) of its assets in China ("Chinese Issuer").

The Fund invests in companies with a broad range of market capitalizations which may include small and mid-cap Chinese Issuers. The Fund may invest directly in equity securities of Chinese Issuers or may invest more broadly in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), where the underlying securities are issued by Chinese Issuers and are then traded on a regulated market outside China, mainly in the United States or Europe. By investing in ADRs, EDRs and GDRs, the sub-adviser expects to be able to mitigate some of the settlement risks associated with Chinese equity securities, although other risks, E.G. currency risk exposure, shall remain. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. In selecting companies for investment, the sub-adviser generally evaluates a company's financial strength, competitive position, profitability, growth prospects and quality of management. In selecting investments for the Fund, the sub-adviser uses a quantitative selection process which includes fundamental analysis, financial modeling and company visits.


Consistent with its investment objective, the Fund:

     o will normally invest at least 80% of its net assets in equity and equity-related securities or equivalent securities of Chinese Issuers.



     o may invest in a broad range of equity securities of foreign companies, including debt securities, warrants or rights that can be converted into common stock.

     o may invest in derivative instruments, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities and swaps.

     o    may invest in floating and variable rate instruments.

     o may engage in repurchase transactions, where the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

     o may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. The Fund may also borrow money for temporary or emergency purposes.

     o may purchase and sell securities on a when issued basis or forward commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.


     o may purchase mortgage backed and asset backed securities (which are debt securities based by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables).

--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (LOGO)
--------------------------------------------------------------------------------

The sub-adviser may sell securities for a variety of reasons such as to realize profits, limit losses or take advantage of better investment opportunities.

The Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. Such a move is not currently contemplated. See the SAI under "Investment Techniques--Investments in Other Investment Companies.

--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (LOGO)
--------------------------------------------------------------------------------

                         HSBC INVESTOR INDIA EQUITY FUND



INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the India Equity Fund is to seek long-term growth of capital.

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in the equity and equity-related securities of companies that are economically tied to India. A company is economically tied to India if it is organized or principally operates in India, has its principal trading market in India, derives a majority (i.e., greater than 50%) if its income from its operations within India, or has a majority (i.e., greater than 50%) of its assets in India ("Indian Issuer").


The Fund invests in companies with a broad range of market capitalizations which may include small and mid-cap Indian Issuers. The Fund may invest directly in equity securities of Indian Issuers or may invest more broadly in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), where the underlying securities are issued by Indian Issuers and then are traded on a regulated market outside India, mainly in the United States or Europe. By investing in ADRs, EDRs and GDRs, the sub-adviser expects to be able to mitigate some of the settlement risks associated with Indian equity securities, although other risks, E.G. the currency risk exposure, shall remain. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. In selecting companies for investment, the sub-adviser generally evaluates a company's financial strength, competitive position, profitability, growth prospects and quality of management. In selecting investments for the Fund, the sub-adviser combines a "top-down" macroeconomic analysis with "bottom-up" stock selection. The sub-adviser may take into consideration factors such as, without limitation, earnings growth, interest rate sensitivity, management quality and liquidity.


Consistent with its investment objective, the Fund:

     o will normally invest at least 80% of its net assets primarily in equity and equity equivalent securities of Indian Issuers.


     o may invest in a broad range of equity securities of foreign companies, including debt securities, warrants or rights that can be converted into common stock.

     o may invest in derivative instruments, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities and swaps.

     o    may invest in floating and variable rate instruments.

     o may engage in repurchase transactions, where the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

     o may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. The Fund may also borrow money for temporary or emergency purposes.

     o may purchase and sell securities on a when-issued basis or forward commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.


     o may purchase mortgage-backed and asset-backed securities (which are debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables).

--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (LOGO)
--------------------------------------------------------------------------------


The sub-adviser may sell securities for a variety of reasons, such as to realize profits, limit losses, or take advantage of better investment opportunities.

The Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. Such a move is not currently contemplated. See the SAI under "Investment Techniques--Investments in Other Investment Companies.

--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (LOGO)
--------------------------------------------------------------------------------

GENERAL RISK FACTORS: ALL FUNDS

An investment in a Fund is subject to investment risks, including the possible loss of the principal amount invested. Each Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

Generally, each Fund will be subject to the following risks:

     o MARKET RISK: Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. The value of securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, with respect to equity securities, large cap stocks can react differently from small cap or mid-cap stocks, and "growth" stocks can react differently from "value" stocks.

     o FIXED INCOME SECURITIES: The value of investments in fixed income securities will fluctuate as interest rates decrease or increase. In addition, these securities may accrue income that is distributable to shareholders even though the income may not yet have been paid to a Fund. If so, a Fund may need to liquidate some of its holdings and forego the purchase of additional income-producing assets. Regarding certain federal agency securities or government sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government sponsored agencies), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the United States Treasury.

     o CREDIT RISKS: A Fund could lose money if the issuer of a fixed income security owned by the Fund is unable to meet its financial obligations.

     o DERIVATIVES: A Fund may invest in various types of derivative securities. Generally, a derivative is a financial arrangement the value of which is based on (or "derived" from) a traditional security, asset, or market index. Derivative securities include, but are not limited to, options and futures transactions, forward foreign currency exchange contracts, swaps, mortgage- and asset-backed securities, and "when-issued" securities. There are, in fact, many different types of derivative securities and many different ways to use them.

          The use of derivative securities is a highly specialized activity and there can be no guarantee that their use will increase the return of a Fund or protect its assets from declining in value. In fact, investments in derivative securities may actually lower a Fund's return if such investments are timed incorrectly or are executed under adverse market conditions. In addition, the lack of a liquid market for derivative securities may prevent a Fund from selling unfavorable positions, which could result in adverse consequences.

          Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, market risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An investment in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Where a use of derivatives involves leverage, LEVERAGE RISK will apply.

--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (LOGO)
--------------------------------------------------------------------------------

GENERAL RISK FACTORS: ALL FUNDS

     o FOREIGN SECURITIES: Foreign securities involve investment risks different from those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, and a lack of adequate company information, liquidity, and government regulation. Investments in foreign emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. Investments in foreign markets typically involve currency risks. Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Although the Funds may seek to reduce currency risk by hedging part or all of their exposure to various foreign currencies, such Funds are not required to do so, and if such techniques are employed there is no assurance that they will be successful.

     o LIQUIDITY RISK/ILLIQUID SECURITIES: Each Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sale. The Funds will not invest more than 15% of their net assets in securities deemed to be illiquid. A Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

     o LEVERAGE RISK: Certain transactions give rise to a form of leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.


     o TEMPORARY DEFENSIVE POSITIONS. In order to meet liquidity needs or for temporary defensive purposes, each Fund may invest up to 100% of its assets in fixed income securities, money market securities, certificates of deposit, bankers' acceptances, commercial paper or in equity securities which, in the Adviser's opinion, are more conservative than the types of securities that the Fund typically invests in. To the extent a Fund is engaged in temporary or defensive investments, the Fund will not be pursuing its investment objective.


     o RETURNS ARE NOT GUARANTEED: An investment in a Fund is neither insured nor guaranteed by the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by HSBC or any other bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

     o LENDING OF PORTFOLIO SECURITIES: In order to generate additional income, the Funds may lend portfolio securities to qualified broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

     o REPURCHASE AGREEMENTS: The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities. There is also the risk that the seller of the agreement may become insolvent and subject to liquidation.

--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS (LOGO)
--------------------------------------------------------------------------------

GENERAL RISK FACTORS: ALL FUNDS


     o SWAPS: A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument (or index). Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, each in respect to a reference entity or entities, from one counterparty to the other. The buyer of the credit default swap receives credit protection or sheds credit risk, whereas the seller of the swap is selling credit protection or taking on credit risk. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the other party to the swap defaults, the Fund may lose interest payments that it is contractually entitled to receive and may, in some cases, lose the entire principal value of the investment security.

          The SAI contains detailed descriptions of the derivative securities in which each Fund may invest and a discussion of the risks associated with each security. To request a Statement of Additional Information, please refer to the back cover of this prospectus.



SPECIFIC RISK FACTORS: "WHEN-ISSUED" SECURITIES (INDIA AND CHINA FUNDS): The price and yield of securities purchased on a "when-issued" basis is fixed on the date of the commitment but payment and delivery are scheduled for a future date. Consequently, these securities present a risk of loss if the other party to a "when-issued" transaction fails to deliver or pay for the security. In addition, purchasing securities on a "when-issued" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" security may have a lesser (or greater) value at the time of settlement than the Fund's payment obligation with respect to that security.



SPECIFIC RISK FACTORS: MORTGAGE-BACKED SECURITIES (INDIA AND CHINA FUNDS):
Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. Mortgage- and asset-backed securities are subject to prepayment, extension, market, and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Conversely, an extension risk is present during periods of rising interest rates, when a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities. Market risk reflects the risk that the price of the security may fluctuate over time as a result of changing interest rates or the lack of liquidity. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer has defaulted on its obligations.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI and on the Funds' website at www.investorfunds.us.hsbc.com. To request a copy of the SAI, please refer to the back cover of this prospectus.

--------------------------------------------------------------------------------
   FUND MANAGEMENT (LOGO)
--------------------------------------------------------------------------------

                     THE INVESTMENT ADVISER AND SUB-ADVISERS

HSBC Investments (USA) Inc. (the "Adviser"), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Funds, pursuant to investment advisory contracts with HSBC Investor Funds (the "Trust"). The Adviser is a wholly-owned subsidiary of HSBC Bank USA, N.A., which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company (collectively "HSBC"). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of December 31, 2006, HSBC managed approximately $11 billion in the HSBC Investor Family of Funds.

The Adviser is entitled to receive management fees from the Funds at the rate of 1.20% of each Funds average daily net assets. The Adviser will pay sub-advisory fees to each sub-adviser from such amounts.

The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that allows the Adviser to implement new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval. The Funds are currently utilizing the services of a sub-adviser that is affiliated with the Adviser, and the exemptions under the exemptive order do not apply to the use of an affiliated sub-adviser. However, the exemptions under the exemptive order could be applied to the use of one or more unaffiliated sub-advisers at a future time.

The following companies serve as investment sub-advisers of the Funds indicated below. The investment sub-advisers make the day-to-day investment decisions and continuously review, supervise and administer the Fund's investment program.


BRIC EQUITY FUND: Sinopia Asset Management ("Sinopia"), an affiliate of the Adviser, serves as the investment sub-adviser of the Fund and makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment program. Sinopia is the specialist quantitative management arm of the HSBC Group. Sinopia was founded in 1989 as part of Credit Commercial de France (now HSBC France), which was acquired by the HSBC Group in 2001. Sinopia played a key role in introducing quantitative management techniques to Europe, relying on contemporary theories of quantitative asset management to frame its strategies and define its models. Sinopia is located at Immeuble Ile de France - 4 place de la Pyramide-92800 Puteaux La Defense 9 in Paris, France. Sinopia is an international company headquartered in Paris with subsidiaries in Hong Kong and London, with approximately $42.8 billion in assets under management as of December 31, 2006.


Sinopia is entitled to receive sub-advisory fees from the Adviser at an annual rate of 0.40% of the Fund's average daily net assets.


CHINA EQUITY FUND: Halbis Capital Management (Hong Kong) Limited ("Halbis"), an affiliate of the Adviser, serves as the investment sub-adviser of the Fund and makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment program. Halbis has been selected because of its experience and expertise in managing investments in China. Halbis is located at Level 22, HSBC Main Building, 1 Queen's Road Central, Hong Kong. As of December 31, 2006, Halbis managed approximately $[ ] billion in total assets.

Halbis is entitled to receive sub-advisory fees from the Adviser at an annual rate of 0.55% of the Fund's average daily net assets.

INDIA EQUITY FUND: HSBC Investments (Singapore) Limited ("HSBC Singapore"), an affiliate of the Adviser, serves as the investment sub-adviser of the Fund and makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund investment program. HSBC Singapore has been selected because of its experience and expertise in managing investments in India. HSBC Singapore is located at 21 Collyer Quay, #15-02 HSBC Building, Singapore 049320. As of _______________, HSBC Singapore managed approximately $[ ] billion in total assets.

HSBC Singapore is entitled to receive sub-advisory fees from the Adviser at an annual rate of 0.55% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
   FUND MANAGEMENT (LOGO)
--------------------------------------------------------------------------------

From time to time, with the approval of the Funds' Board of Trustees, the Adviser and the sub-advisers may change the allocation of the total investment advisory fee among themselves but in no event would the total investment advisory fee be increased without shareholder approval.


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and/or sub-advisory agreements will be available for the Funds in their shareholder reports.

--------------------------------------------------------------------------------
   FUND MANAGEMENT (LOGO)
--------------------------------------------------------------------------------

                               PORTFOLIO MANAGERS

HSBC INVESTOR BRIC EQUITY FUND:

         Patrick Gautier is a Vice President and Equity Fund Manager (International, Eurozone and Emerging Markets) at Sinopia Asset Management. Patrick Gautier joined Sinopia's trading team in 2000 and was responsible for international equities. In 2001, he joined the equity fund management team as an equity fund manager, in charge notably of the BRIC equity funds and the European earnings momentum strategy, Patrick holds a master degree in Banking-Finance-Risk management from the University Paris XIII.

HSBC INVESTOR CHINA EQUITY:


         Richard Wong is head of the China team at Halbis Capital Management (Hong Kong) Limited and has overall responsibility for investments into the Chinese equity market. With more than 20 years experience in the finance industry, Richard first joined HSBC in 1993 as an investment manager specializing in China and Taiwan equities. He then worked for Nikko Capital Management (HK) as a senior portfolio manager for one and a half years before returning to HSBC in 1997. Richard started his career working for Moody's Investors Service as a research associate. Richard holds a BA in Economics and Computer Science from Columbia University and an MBA in Finance from New York University.


HSBC INVESTOR INDIA EQUITY FUND:


         Sanjiv Duggal is a fund manager in the Asian equities team at HSBC Investments (Singapore) Limited and has been working in the industry since 1994. Prior to joining HSBC Singapore in 2006, Sanjiv worked for Hill Samuel Group initially as an internal audit and latterly as an emerging markets fund manager. He is a fully qualified chartered accountant.


Additional information about the portfolio managers' compensation, other accounts managed by these individuals, and their ownership of securities in the Fund or Funds they manage is available in the SAI.

--------------------------------------------------------------------------------
   FUND MANAGEMENT (LOGO)
--------------------------------------------------------------------------------

              THE DISTRIBUTOR, ADMINISTRATOR AND SUB-ADMINISTRATOR

The Adviser also serves as the Trusts' administrator (the "Administrator"), and in that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trust's operations. The Administrator has retained BISYS Fund Services Ohio, Inc. ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the "Sub-Administrator"). Management and administrative services of the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

BISYS Fund Services Limited Partnership ("BISYS LP") serves as the distributor (the "Distributor") of each Fund's shares. BISYS LP may make payments in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

The SAI has more detailed information about the Investment Adviser, Distributor, Administrator and Sub-Administrator, and other service providers.

--------------------------------------------------------------------------------
   SHAREHOLDER INFORMATION (LOGO)
--------------------------------------------------------------------------------

                                     PRICING OF FUND SHARES
-------------------------------

HOW NAV IS CALCULATED            The net asset value per share (NAV) is
                                 determined once each day at the close of
The NAV for each class of        regular trading on the New York Stock Exchange,
shares is calculated by          normally at 4 p.m. Eastern time on days the
dividing the total value of a    Exchange is open.
Fund's investments and other
assets attributable to that
class, by the total number of    The New York Stock Exchange is open every
outstanding shares of that       weekday except for the days on which national
class:                           holidays are observed. The value of securities
                                 traded in markets outside the United States or
                                 denominated attributable to a class less any
            NAV =                liabilities in currencies other than the U.S.
  Total Assets - Liabilities     dollar may be affected significantly on a day
-------------------------------  that the New York Stock Exchange is closed and
       Number of Shares          an investor is not able to purchase, redeem or
         Outstanding             exchange shares.


The value of assets in a         Your order for the purchase, sale or exchange
Fund's portfolio is determined   of shares is priced at the next NAV calculated
on the basis of their market     after your order is accepted by the Fund plus
value, or where market           any applicable sales charge.
quotations are not readily
available or are deemed
unreliable due to a              FAIR VALUE PRICING POLICIES
significant event or
otherwise, based on fair value   A Fund will fair value price its securities
as determined in good faith in   when market quotations are not readily
accordance with the procedures   available. Generally, this would include
established by, and under the    securities for which trading has been halted,
general supervision of, the      securities whose value has been materially
Funds' Board of Trustees.        affected by the occurrence of a significant
Certain of the Funds may         event (as defined below), securities whose
invest in securities that are    price has become stale (i.e., the market price
primarily listed on foreign      has remained unchanged for five business days),
exchanges that trade on          and other securities where a market price is
weekends or other days when      not available from either a national pricing
the Funds do not price their     service or a broker. In addition, the
shares. The value of portfolio   exception-priced securities (i.e., securities
securities held by those Funds   for which the market value is provided by a
may change on days when          quote from a single broker rather than a
shareholders will not be able    national pricing service) will be reviewed on a
to purchase or redeem shares.    quarterly basis. In these situations,
                                 Board-approved methodologies are employed to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for stale pricing arbitrage opportunities in a Fund. However, fair value pricing involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

                                 A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Board.

                                 -----------------------------------------------

--------------------------------------------------------------------------------
   SHAREHOLDER INFORMATION (LOGO)
--------------------------------------------------------------------------------


                             PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------


PURCHASING SHARES

You may purchase shares of the Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Orders received by a dealer or selling agent that has been authorized to accept orders for Fund shares on the Trust's behalf, that are received such authorized agent prior to the time at which the Fund determines its NAV, will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each authorized dealer's or selling agent's agreement with HSBC Investor Funds or the Distributor allows those orders to be executed at the closing share price on such day, although the order may not be transmitted to the Trust or the Distributor until after the time at which the Fund determines its NAV.

--------------------------------------------------------------------------------

DELIVERY OF SHAREHOLDER DOCUMENTS

In an effort to reduce the cost associated with the printing and mailing of prospectuses and annual reports and semi-annual reports as well as reduce the likelihood of our shareholders receiving duplicative mailings, the Funds intend to mail only one prospectus and shareholder report to shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the prospectuses and shareholder reports, please contact your Financial Advisor or Account Officer at the institution where you have your account.

If you are a client of HSBC Securities (USA) Inc., please send your request to the address below:

HSBC Securities Mutual Funds
452 Fifth Avenue -- 2nd Floor
New York, New York 10018

If your account is direct with the Fund, please mail your request to the address below:

HSBC Investor Funds
PO Box 182845
Columbus, Ohio 43218-2845

The Funds will begin sending you individual copies of prospectuses and shareholder reports thirty days after receiving your request.

If you have any questions regarding the delivery of shareholder documents, please call 1-888-525-5757.

--------------------------------------------------------------------------------
   SHAREHOLDER INFORMATION (LOGO)
--------------------------------------------------------------------------------

                                 PURCHASING AND ADDING TO YOUR SHARES
                                 CONTINUED

All purchases must be in U.S.                                               MINIMUM         MINIMUM
dollars. A fee will be charged                                              INITIAL        SUBSEQUENT
for any checks that do not                   ACCOUNT TYPE                   INVESTMENT      INVESTMENT
clear. Third-party checks,
money orders, travelers'               CLASS A SHARES
checks and credit card                                                   -----------------------------
convenience checks are not             Regular (non-retirement)          $       1,000     $      100
accepted. Bank starter checks                                            -----------------------------
will not be accepted for               Retirement (IRA)                  $         250     $      100
initial purchases.                                                       -----------------------------

                                       Automatic Investment Plan         $         250     $       25
A Fund may waive its minimum           ---------------------------------------------------------------
purchase requirement and the
Distributor may reject a               CLASS I SHARES*                   $   5,000,000     $      N/A
purchase order if it considers         ---------------------------------------------------------------
it in the best interest of the         *Investment minimums may be waived in respect of
Fund and its shareholders.             investments in the Funds by investment management clients
                                       of the Adviser and its affiliates.

--------------------------------------------------------------------------------

AVOID 28% TAX WITHHOLDING

The Funds are required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

--------------------------------------------------------------------------------

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make your check payable to "HSBC Investor Funds" and include the name of the appropriate Fund(s) on the check.

3.       Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

--------------------------------------------------------------------------------
   SHAREHOLDER INFORMATION (LOGO)
--------------------------------------------------------------------------------

                                 PURCHASING AND ADDING TO YOUR SHARES
                                 CONTINUED

Subsequent Investment:           ELECTRONIC VS. WIRE TRANSFER

1. Use the investment slip       Wire transfers allow financial institutions to
   attached to your account      send funds to each other, almost
   statement.                    instantaneously. With an electronic purchase or
                                 sale, the transaction is made through the
   Or, if unavailable,           Automated Clearing House (ACH) and may take up
                                 to eight days to clear. There is generally no
2. Include the following         fee for ACH transactions.
   information in writing:       -----------------------------------------------

   o  Fund name

   o  Share class

   o  Amount invested

   o  Account name

   o  Account number

3. Mail to: HSBC Investor Funds,
   PO Box 182845, Columbus,
   Ohio 43218-2845.


ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. YOUR BANK OR BROKER MAY CHARGE FOR THIS SERVICE.

Select the electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

BY WIRE TRANSFER

For information on how to request a wire transfer, call 1-800-782-8183.

AUTOMATIC INVESTMENT PLAN                         DIRECTED DIVIDEND OPTION

You can make automatic investments in the Funds   By selecting the appropriate
from your bank account, through payroll           box in the Account
deduction or from your federal employment,        Application, you can elect to
Social Security or other regular government       receive your distributions in
checks. Automatic investments can be as little    cash (check) or have
as $25, once you've invested the $250 minimum     distributions (capital gains
required to open the account.                     and dividends) reinvested in
                                                  the Fund or reinvested in
                                                  another HSBC Investor Fund
To invest regularly from your bank account:       without a sales charge. You
                                                  must maintain the minimum
Complete the Automatic Investment Plan portion    balance in each Fund into
on your Account Application.                      which you plan to reinvest
                                                  dividends or the reinvestment
Make sure you note:                               will be suspended and your
                                                  dividends paid to you. The
    | |   Your bank name, address and             Fund may modify or terminate
          account number                          this reinvestment option
                                                  without notice. You can change
    | |   The amount you wish to invest           or terminate your
          automatically (minimum $25)             participation in the
                                                  reinvestment option at any
    | |   How often you want to invest (every     time by calling
          month, 4 times a year, twice a year or  1-800-782-8183.
          once a year)                            ------------------------------

    | |   Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

--------------------------------------------------------------------------------
   SHAREHOLDER INFORMATION (LOGO)
--------------------------------------------------------------------------------

                                 PURCHASING AND ADDING TO YOUR SHARES
                                 CONTINUED

CUSTOMER IDENTIFICATION INFORMATION

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

          o    Name;

          o    Date of birth (for individuals);

          o Residential or business street address (although post office boxes are still permitted for mailing); and

          o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

MARKET TIMING


In accordance with policies and procedures adopted by the Board of Trustees, the Funds discourage market timing and other excessive trading practices. The Funds are intended primarily for use as long-term investment vehicles. Frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. In addition, the Funds may be more susceptible to the risks of short-term trading than other funds that do not invest substantially in the foreign securities markets. The nature of the holdings of the Funds may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the prices of the Funds' portfolio holdings and the reflection of those changes in the Fund's net asset value (referred to as "time zone arbitrage"). These delays may occur because the Funds have significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Funds calculate their net asset value. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time the Funds calculate their net asset value. There is a possibility that time zone arbitrage may dilute the value of the Funds' shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

To deter market timing, the Funds impose redemption fees on shares sold or exchanged within thirty days of purchase. Because money market funds are designed to accommodate frequent trading, the redemption fee will not be assessed on sales of shares or exchanges out of the HSBC Investor Money Market Funds. Redemption fees are also not charged on specified types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans. Further exceptions and information are found in this prospectus under "Shareholder Information--Selling Your Shares--Redemption Fee." As a further deterrent to excessive trading, many foreign securities held by the Funds are priced by an independent pricing service using fair valuation methodologies approved and monitored by the Board of Trustees. For more information on fair valuation, see "Shareholder Information--Pricing of Fund Shares--Fair Value Pricing Policies."

--------------------------------------------------------------------------------
   SHAREHOLDER INFORMATION (LOGO)
--------------------------------------------------------------------------------

                                 PURCHASING AND ADDING TO YOUR SHARES
                                 CONTINUED


The Funds and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor and also reserve the right to close any account in which a pattern of excessive trading has been identified.


The Funds cannot guarantee that they will detect every market timer due to the limitations inherent in their technological systems. In addition, although the Funds will attempt to assess the redemption fee on all applicable redemptions, the Funds cannot guarantee that it will succeed in doing so. Although the Funds attempt to collect redemption fees uniformly, certain omnibus accounts or retirement plans that trade through financial intermediaries may be unable or unwilling to collect the redemption fee from their underlying accounts. Under Rule 22c-2 of the Investment Company Act of 1940, the Funds have entered into agreements with financial intermediaries obligating them to provide, upon each Fund's request, information regarding their customers and their customers' transactions in shares of the Funds. However, this information is not required to be provided until October 2007, and there can be no guarantee that all market timing will be detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in a format that can be quickly analyzed or evaluated by the Funds. The Funds reserve the right to modify their policies and procedures at any time without prior notice as the Funds deem necessary in their sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

                                 SELLING YOUR SHARES

                                 -----------------------------------------------
You may sell your shares at      WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
any time. Your sales price will
be the next NAV after your sell  As a mutual fund shareholder, you are
order is received in proper      technically selling shares when you request a
form by the Fund, its transfer   withdrawal in cash. This is also known as
agent, or your investment        redeeming shares or a redemption of shares.
representative. Normally you
will receive your proceeds
within a week after your
request is received.
                                 -----------------------------------------------

INSTRUCTIONS FOR SELLING SHARES

If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

BY TELEPHONE

(unless you have declined telephone sales privileges)

         1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "Selling Your Shares--Verifying Telephone Redemptions")

BY MAIL OR OVERNIGHT SERVICE
(See "Selling Your Shares--Redemptions in Writing Required")

         1. Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

                  o   your Fund and account number

                  o   amount you wish to redeem

                  o   address where your check should be sent

                  o   account owner signature

         2. Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

--------------------------------------------------------------------------------
   SHAREHOLDER INFORMATION (LOGO)
--------------------------------------------------------------------------------

                                 SELLING YOUR SHARES
                                 CONTINUED


WIRE TRANSFER

You must select this option on your account application.

Call 1-800-782-8183 to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Fund may charge a wire transfer fee.

NOTE: YOUR FINANCIAL INSTITUTION MAY ALSO CHARGE A SEPARATE FEE.

ELECTRONIC REDEMPTIONS

Call 1-800-782-8183 to request an electronic redemption. Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days. Your bank may charge for this service.



SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

     o Make sure you have checked the appropriate box on the Account Application, or call 1-800-782-8183.

     o    Include a voided personal check.

     o Your account must have a value of $10,000 or more to start withdrawals.

     o If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1. Redemptions by Individual Retirement Accounts ("IRAs").

2. Redemption requests requiring a signature guarantee, which include any of the following:

     o    Your account address has changed within the last 15 business days;

     o    The check is not being mailed to the address on your account;

     o    The check is not being made payable to the owner of the account;

     o The redemption proceeds are being transferred to another Fund account with a different registration; or

     o The redemption proceeds are being wired to bank instructions currently not on your account.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

--------------------------------------------------------------------------------
   SHAREHOLDER INFORMATION (LOGO)
--------------------------------------------------------------------------------

                                 SELLING YOUR SHARES
                                 CONTINUED


REDEMPTIONS WITHIN 10 DAYS OF SHARES PURCHASED BY CHECK

When you have made an investment by check and subsequently request a redemption, you will not receive the redemption proceeds until the Funds' transfer agent is satisfied that the check has cleared (which may require up to 10 business days).

REDEMPTION FEE


The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days, subject to certain exceptions and limitations as described below. The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.


The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee may also not apply on certain types of accounts such as certain omnibus accounts or retirement plans or other accounts to which application of the redemption fee is not technologically feasible. The redemption fee may also not apply to redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Funds.

DELAY IN PAYMENT OF REDEMPTION PROCEEDS

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

REDEMPTION PROCEEDS

Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If the Funds make a payment in securities, the securities will be valued in the same manner as NAV is calculated. The Funds may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive.

SUSPENSION OF REDEMPTIONS

The Funds may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the SEC may permit.

CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than SIX MONTHS may be reinvested in the shareholder's account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

--------------------------------------------------------------------------------
   SHAREHOLDER INFORMATION (LOGO)
--------------------------------------------------------------------------------

                                 SELLING YOUR SHARES
                                 CONTINUED


Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than SIX MONTHS may be reinvested in the shareholder's account at the then-current NAV, and if the Fund cannot locate the shareholder, the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date.






                                 DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds.


                                                           CLASS A SHARES                 CLASS I SHARES
                                                                                          No front-end sales charge.

   Sales Charge (Load)                           PERCENTAGE OF          PERCENTAGE
   Amount of Purchase                              OFFERING                 OF
                                                     PRICE              INVESTMENT
                                              --------------------   ----------------

Less than $50,000                                      5.00%              5.26%

$50,000 but less
   than $100,000                                       4.50%              4.71%

$100,000 but less
   than $250,000                                       3.75%              3.90%

$250,000 but less
   than $500,000                                       2.50%              2.56%

$500,000 but less
   than $1,000,000                                     2.00%              2.04%

$1,000,000 and over                                    1.00%              1.01%
----------------------------------------------------------------------------------------------------------------------------------
   Distribution (12b-1) and Service Fees      Subject to combined annual distribution         No distribution or service fees.
                                              and shareholder servicing fees of up to
                                              0.25% annually of the Fund's average daily
                                              net assets attributable to Class A Shares.
----------------------------------------------------------------------------------------------------------------------------------
   Fund Expenses                                                                              Lower annual expenses than Class A
                                                                                              Shares.
----------------------------------------------------------------------------------------------------------------------------------


You should note that the sales charge that appears in your trade confirmation may differ slightly from the rate disclosed in the prospectus due to rounding calculations.

As indicated in the above chart, and as discussed further below, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Fund shares or have those charges waived entirely. To take advantage of these discounts, you or your broker-dealer or financial intermediary must notify the Funds' transfer agent at the time of your purchase order that a discount may apply to your current purchase. You may also be required to provide appropriate documentation to receive these discounts, including:

          (A) Information or records regarding shares of the HSBC Investor Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

          (B) Information or records regarding shares of the HSBC Investor Funds held in any account of the shareholder at another financial intermediary; and

          (C) Information or records regarding shares of the HSBC Investor Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

--------------------------------------------------------------------------------
   SHAREHOLDER INFORMATION (LOGO)
--------------------------------------------------------------------------------

                                 DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                 CONTINUED

You should note in particular that, if the Funds' transfer agent is properly notified, under the "Right of Accumulation" and "Combination Privilege" described below, the "Amount of Purchase" in the above chart will be deemed to include all Class A, B or C Shares of the HSBC Investor Funds that were acquired by purchase or exchange, and (with respect to Class A Shares) that were subject to a sales charge, that are held at the time of purchase by you, your spouse and your children under age 21. This includes, for example, any shares held at a broker-dealer or financial intermediary other than the one handling your current purchase. In some circumstances, other Fund shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the "Amount of Purchase," all qualifying shares held at the time of purchase will be valued at their current market value.

You should also note that if you provide the Funds' transfer agent a signed written letter of intent to invest a total of at least $50,000 in one or more of the Funds within a 13 month period, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales charge based on your investment commitment. You must, however, inform the transfer agent that the letter of intent is in effect each time shares are purchased. Each purchase will be made at net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total amount indicated in the letter of intent.

In addition to the information provided in this prospectus and the SAI, information about sales charge discounts is available from your broker or financial intermediary and, free of charge, on the Funds' website at www.investorfunds.us.hsbc.com.

CLASS A SHARES
SALES CHARGE REDUCTIONS

Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances. See the SAI for additional details.

         o LETTER OF INTENT. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

         o RIGHT OF ACCUMULATION. When the value of Class A Shares that were subject to a sales charge at the time of acquisition, and/or any Class B or Class C Shares, that you already own plus the amount you intend to invest in Class A Shares reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. You must, at the time of purchase, give the Funds' transfer agent or the Distributor sufficient information to permit confirmation of your qualification for the right of accumulation.

         o COMBINATION PRIVILEGE. In addition to combining share classes (to the extent set forth above), you can combine accounts of multiple funds (excluding the HSBC Investor Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

CLASS A SHARES
WAIVER OF SALES CHARGES

The following qualify for waivers of sales charges:

         o Shares purchased by investment representatives through fee-based investment products or accounts.

         o Proceeds from redemptions from any of the HSBC Investor Funds within 60 days after redemption, if you paid a front-end sales charge for those shares.

--------------------------------------------------------------------------------
   SHAREHOLDER INFORMATION (LOGO)
--------------------------------------------------------------------------------

                                 DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                 CONTINUED

         o Proceeds from redemptions of Class B Shares of any of the HSBC Investor Funds within 60 days after redemption.

         o Proceeds from redemption of Class A Shares received from the automatic conversion of Class B Shares of any of the HSBC Investor Funds within 60 days after redemption of the Class A Shares.

         o Proceeds from redemptions of Class A Shares of any HSBC Money Market Fund within 60 days after redemption, if you purchased the shares of the HSBC Money Market Fund with the proceeds of Class A Shares of any of the HSBC Investor Funds on which you paid a front-end sales charge or which were received from the automatic conversion of Class B Shares.

         o Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Adviser or its affiliates or invested in any of the Funds.

         o Shares purchased for trust or other advisory accounts established with the Adviser or its affiliates.

         o    Shares purchased by tax-qualified employee benefit plans.

         o Shares purchased by directors, trustees, employees, and family members of the Adviser and its affiliates and any organization that provides services to the Funds; retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Sub-Administrator belongs.

DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES

The Funds have adopted a Distribution ("12b-1") plan for Class A Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment and may cost you more than paying other types of sales charges. Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Class A Shares of the Fund. In addition to the 12b-1 fees, Class A Shares are subject to a shareholder servicing fee of up to 0.25% of the average daily net assets of the respective classes of the Funds. The combination of the 12b-1 fees and shareholder servicing fees will not exceed 0.25% of the average daily net assets for the Class A Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS--REVENUE SHARING

The Adviser and its affiliates may, out of their own resources, assist in the marketing of a Fund's shares. Without limiting the foregoing, the Adviser may, out of its own resources, and without cost to any Fund, make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares of the Funds. Historically, these payments have generally been structured as a percentage of net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the three. These payments are in addition to 12b-1 fees and sales charges borne by shareholders as well as any payments made by the Distributor. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

                             EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another HSBC Investor Fund, usually without paying additional sales charges (see "Notes on Exchanges"). No transaction fees are charged for exchanges. You should note, however, that the Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations. For more information on the redemption fee, see "Selling Your Shares--Redemption Fee."

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

--------------------------------------------------------------------------------
   SHAREHOLDER INFORMATION (LOGO)
--------------------------------------------------------------------------------

                                 EXCHANGING YOUR SHARES
                                 CONTINUED

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

         o    Your name and telephone number

         o    The exact name on your account and account number

         o Taxpayer identification number (usually your social security number)

         o    Dollar value or number of shares to be exchanged

         o    The name of the Fund from which the exchange is to be made

         o    The name of the Fund into which the exchange is being made.

See "Selling Your Shares" for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, excessive exchange activity may be limited.

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

--------------------------------------------------------------------------------
   SHAREHOLDER INFORMATION (LOGO)
--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which may be taxable.
--------------------------------------------------------------------------------

The following information related to tax matters is meant as a general summary for U.S. taxpayers. Please see the SAI for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

         o A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

         o Any income a Fund receives and any net capital gain that a Fund derives is paid out, less expenses, to its shareholders.

         o Dividends on the Funds are paid annually. Capital gains for the Funds are distributed at least annually. Unless a shareholder elects to receive dividends and distributions in cash, dividends and distributions will be automatically invested in additional shares of the Fund.

         o Dividends and distributions are treated in the same manner for the federal income tax purposes whether you receive them in cash or in additional shares.

         o Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. Distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 days holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

         o If a Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares. Distributions of short-term capital gain (e.g., when the Fund has a gain from the sale of an asset it held for one year or less) are taxable at ordinary income tax rates.

         o Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

         o There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

         o Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

--------------------------------------------------------------------------------
   SHAREHOLDER INFORMATION (LOGO)
--------------------------------------------------------------------------------

         o You will be notified in January each year about the federal tax status of distributions made by the Funds. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income which qualify for the 15% rate applicable to qualifying dividends on corporate stock and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

         o If you buy shares of a Fund before it makes a taxable distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

         o As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

         o Foreign shareholders may be subject to special withholding requirements.

         o If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account. For example, there is a penalty on certain pre-retirement distributions from retirement accounts.

FOR MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE OR WILL BE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders will contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS AND THE SAI AND PROSPECTUSES OF OTHER FUNDS IN THE HSBC INVESTOR FAMILY OF FUNDS FROM THE FUNDS' WEBSITE AT WWW.INVESTORFUNDS.US.HSBC.COM. YOU CAN ALSO OBTAIN THESE ITEMS OR REQUEST OTHER INFORMATION, AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY CONTACTING A BROKER OR BANK THROUGH WHICH SHARES OF THE FUNDS MAY BE PURCHASED OR SOLD, OR BY CONTACTING THE FUNDS AT:

                             HSBC INVESTOR FUNDS
                             PO BOX 182845
                             COLUMBUS, OHIO 43218-2845
                             TELEPHONE: 1-800-782-8183
                             ----------------------------------------

You can review and copy the Funds' annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington D.C. You can get text-only copies:

o For a duplicating fee, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-555-8090.

o        Free from the Commission's Website at www.sec.gov.

Investment Company Act file no. 811-4782.

                       STATEMENT OF ADDITIONAL INFORMATION


                               HSBC INVESTOR FUNDS
                               -------------------

                         HSBC INVESTOR BRIC EQUITY FUND
                         HSBC INVESTOR CHINA EQUITY FUND
                         HSBC INVESTOR INDIA EQUITY FUND

                                 P.O. Box 182845
                            Columbus, Ohio 43218-2845

          GENERAL AND ACCOUNT INFORMATION - (800) 782-8183 (TOLL FREE)


HSBC Investments (USA) Inc.                            BISYS Fund Services Ohio, Inc.
Investment Adviser and Administrator of the Funds      Sub-Administrator of the Funds
("HSBC" or "Adviser" and "Administrator")              ("BISYS" or "Sub-Administrator")

Halbis Capital Management (Hong Kong) Limited,         BISYS Fund Services Limited Partnership
Sub-Adviser to the HSBC Investor China Equity Fund     ("Distributor" or "BISYS LP")
("Halbis" or "Sub-Adviser")

HSBC Investments (Singapore) Limited
Sub-Adviser to the HSBC Investor India Equity Fund
("HSBC Singapore" or "Sub-Adviser")

Sinopia Asset Management, Sub-Adviser to the
HSBC Investor BRIC Equity Fund ("Sinopia" or
"Sub-Adviser")



         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUNDS DATED June 29, 2007 (the "Prospectus"). This Statement of Additional Information ("SAI") contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and SAI may be obtained without charge by writing or calling the HSBC Investor Funds (the "Trust") at the address and telephone number printed above.

         References in this SAI to the "Prospectus" are to the Prospectus dated June 29, 2007, of the HSBC Investor Funds, by which shares of the Funds listed above (the "Funds") are being offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this SAI as in the Prospectus.

         June 29, 2007

                                TABLE OF CONTENTS


                                                                                           PAGE
                                                                                           ----

GENERAL INFORMATION.....................................................................     1

HSBC Investor Funds.....................................................................     1

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.........................................     1

INVESTMENT TECHNIQUES...................................................................     3

American Depositary Receipts............................................................     3
Asset-backed Securities.................................................................     4
Banking Industry and Savings and Loan Industry Obligations..............................     4
Brady Bonds.............................................................................     4
Cash Sweep Program......................................................................     5
Convertible Securities..................................................................     5
Derivatives.............................................................................     5
Emerging Markets........................................................................     6
Equity Securities.......................................................................    11
Eurodollar And Yankee Bank Obligations..................................................    11
Fixed Income Securities.................................................................    11
Floating and Variable Rate Obligations..................................................    12
Foreign Currency Exchange - Related Securities..........................................    13
Foreign Securities......................................................................    14
Forward Foreign Currency Contracts and Options on Foreign Currencies....................    15
Futures Contracts.......................................................................    15
High Yield/High Risk Securities.........................................................    18
Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities.................    18
Inverse Floating Rate Obligations.......................................................    18
Investment Company Securities...........................................................    18
Lending of Portfolio Securities.........................................................    19
Money Market Securities.................................................................    19
Mortgage Dollar Roll Transactions.......................................................    19
Mortgage-Related Securities.............................................................    20

OPTIONS AND FUTURES.....................................................................    24

Options on Securities...................................................................    24
Options on Securities Indices...........................................................    26
Risk Factors............................................................................    27
Imperfect Correlation of Hedging Instruments with the Fund's Portfolio..................    27
Potential Lack of a Liquid Secondary Market.............................................    27
Options on Futures Contracts............................................................    28
Additional Risks of Transactions Related to Foreign Currencies and Transactions Not
Conducted on the United States Exchanges................................................    28

OTHER DEPOSITORY RECEIPTS (CDRS, EDRS, GDRS)............................................    29

PARTICIPATION INTERESTS.................................................................    29

REAL ESTATE SECURITIES..................................................................    29

REPURCHASE AGREEMENTS...................................................................    30

SHORT-TERM TRADING......................................................................    30

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS............................................    31

SPECIAL RISK FACTORS AFFECTING BRAZIL...................................................    31

SPECIAL RISK FACTORS AFFECTING CHINA....................................................    31

SPECIAL RISK FACTORS AFFECTING INDIA....................................................    33

SPECIAL RISK FACTORS AFFECTING RUSSIA...................................................    34

SWAPS, CAPS, FLOORS AND COLLARS.........................................................    35

UNITED STATES GOVERNMENT SECURITIES.....................................................    36

WARRANTS................................................................................    36

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES ............................................    36

WRITING COVERED CALLS...................................................................    37

ZERO COUPON OBLIGATIONS.................................................................    37

PORTFOLIO TURNOVER......................................................................    37

PORTFOLIO TRANSACTIONS..................................................................    38

PORTFOLIO HOLDINGS......................................................................    40

INVESTMENT RESTRICTIONS.................................................................    41

PERCENTAGE AND RATING RESTRICTIONS......................................................    42

PERFORMANCE INFORMATION.................................................................    42

MANAGEMENT OF THE TRUST.................................................................    43

Trustees and Officers...................................................................    43
Board of Trustees.......................................................................    46
Committees..............................................................................    46
Fund Ownership..........................................................................    47
Trustee and Officer Compensation........................................................    48
Proxy Voting............................................................................    50

INVESTMENT ADVISORY AND OTHER SERVICES..................................................    50

Investment Adviser......................................................................    50
Sub-Advisers............................................................................    51
Portfolio Managers......................................................................    52
Distribution Plans - Class A Shares Only................................................    54
The Distributor.........................................................................    54
Shareholder Services Plan...............................................................    55
Administrator and Sub-Administrator.....................................................    55
Transfer Agent..........................................................................    56
Custodian ..............................................................................    56
Fund Accounting Agent ..................................................................    56
Servicing Agents........................................................................    56

Federal Banking Law.....................................................................    57
Expenses................................................................................    57

DETERMINATION OF NET ASSET VALUE........................................................    57

PURCHASE OF SHARES......................................................................    59

Exchange Privilege......................................................................    60
In-Kind Purchases                                                                           61
Automatic Investment Plan...............................................................    61
Through A Shareholder Servicing Agent Or A Securities Broker............................    61

SALES CHARGES...........................................................................    62

Class A Shares..........................................................................    62
Sales Charge Waivers....................................................................    62
Concurrent Purchases....................................................................    62
Letter of Intent........................................................................    63
Right of Accumulation...................................................................    63

REDEMPTION OF SHARES....................................................................    63

Redemption Fee..........................................................................    64
Systematic Withdrawal Plan..............................................................    64
Redemption of Shares Purchased Directly Through the Distributor.........................    64

RETIREMENT PLANS........................................................................    65

Individual Retirement Accounts..........................................................    65
Defined Contribution Plans..............................................................    65
Section 457 Plan, 401(k) Plan, 403(b) Plan..............................................    65

DIVIDENDS AND DISTRIBUTIONS.............................................................    65

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES...................................    66

Ownership of the Funds..................................................................    67

TAXATION................................................................................    67

Tax Status of the Funds.................................................................    67
Distributions in General................................................................    68
Dispositions............................................................................    69
Backup Withholding......................................................................    69
Other Taxation..........................................................................    69
Fund Investments........................................................................    71


OTHER INFORMATION.......................................................................    72

Capitalization..........................................................................    72
Independent Registered Public Accounting Firm...........................................    72
Counsel.................................................................................    73
Code of Ethics..........................................................................    73
Registration Statement..................................................................    73

FINANCIAL STATEMENTS....................................................................    73

Shareholder Inquiries...................................................................    73

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS...........................................   A-1

APPENDIX B: DESCRIPTION OF MUNICIPAL OBLIGATIONS........................................   B-1

APPENDIX C: HSBC INVESTOR FUNDS, HSBC ADVISOR FUNDS TRUST, and HSBC
INVESTOR PORTFOLIOS PROXY VOTING POLICY.................................................   C-1

APPENDIX D: HSBC INVESTMENTS (USA) INC and HALBIS CAPITAL
MANAGEMENT (USA) INC. PROXY VOTING POLICY AND PROCEDURES................................   D-1

APPENDIX E: SINOPIA ASSET MANAGEMENT PROXY VOTING POLICY................................   E-1

APPENDIX F: HSBC INVESTMENTS (HONG KONG) LIMITED /
HALBIS CAPITAL MANAGEMENT (HONG KONG) LIMITED / HSBC INVESTMENTS
(SINGAPORE) LIMITED PROXY VOTING POLICY AND PROCEDURES..................................   F-1

                               GENERAL INFORMATION

HSBC INVESTOR FUNDS


     Each of HSBC Investor BRIC Equity Fund ("BRIC Fund"), HSBC Investor China Equity Fund ("China Fund") and HSBC Investor India Equity Fund ("India Fund") (each a "Fund" and together the "Investor Funds") is a series of HSBC Investor Funds (the "Investor Trust"), an open-end, management investment company that currently consists of multiple series, each of which has its own distinct investment objectives and policies. The BRIC Fund is "diversified" and the China Fund and India Fund are "non-diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").


     Each Fund is described in this Statement of Additional Information ("SAI"). The Investor Trust also includes other mutual funds that are covered in separate Statements of Additional Information.

     The Funds have not commenced operations at the date of this SAI.

     Shares of the Funds are divided into two separate classes: Class A (the "Class A Shares") and Class I (the "Class I Shares").

     Shares of the Funds are continuously offered for sale by the Distributor at the applicable public offering price (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement or shareholder servicing agreement ("Securities Brokers" and together with Shareholder Servicing Agents, "Servicing Agents") with the Distributor. Certain share classes are subject to investment minimums. See the prospectus and "Purchase of Shares" and "Sales Charges."

     See "Description of Shares, Voting Rights, and Liabilities" and "Other Information - Capitalization" for more information about the Trust.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     There can be no assurance that the investment objectives of a Fund will be achieved. Except where otherwise indicated, the investment objective of a Fund and related policies and activities are not fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without the approval of Fund shareholders. If there is a change, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

     The Trust, with respect to each Fund, has adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which, as used in this SAI, means the vote of the lesser of
(i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. See "Investment Restrictions."

     The following descriptions are provided with respect to each Fund as indicated in the headings below. For purposes of these descriptions:


     "Investment grade" debt securities are those debt securities that are rated by one or more nationally recognized statistical rating organizations ("NRSROs") within one of the four highest long-term quality grades at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service ("Moody's"), or in the case of unrated securities, determined by the Adviser or a sub-adviser to be of comparable quality. For purposes of any minimum requirements set forth herein that are based upon an NRSRO's ratings categories, if no sub-categories or gradations are specified the requirement is determined without regard for sub-categories and gradations (i.e., all sub-categories and gradations within a particular category are acceptable).


     All references to the Adviser with respect to portfolio management activities and techniques should be understood as including the relevant sub-adviser to a Fund, (a "Sub-Adviser"), as the Sub-Adviser will have the primary responsibility for the day to day management of each Fund's investments. See "Investment Advisory and Other Services."

THE BRIC FUND

The Fund will normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity and equity-related securities of companies that are tied to Brazil, Russia, India and the People's Republic of China, including its administrative and other districts, such as Hong Kong SAR ("China") ("BRIC" countries). A company is economically tied to a BRIC country if it is organized or principally operates in the country, has its principal trading market in the country, derives a majority (i.e., greater than 50%) of its income from its operations within the country, or has a majority (i.e., greater than 50%) of its assets in the country ("BRIC Issuers").

The Fund may invest in companies with a broad range of market capitalizations including small and mid-cap BRIC Issuers. The Fund may invest directly in securities of BRIC Issuers or may invest more broadly in American, European and Global Depositary Receipts, where underlying securities are issued by BRIC Issuers and are then traded on a regulated market outside the BRIC country, mainly in the United States or Europe. The Fund's investments will generally be spread among a number of industries.

In selecting securities on behalf of the Fund, Sinopia, as Sub-Adviser, will, using a proprietary quantitative model, allocate the Fund's assets among the BRIC countries and may over or underallocate as it considers appropriate. The Fund seeks to outperform the MSCI BRIC Equity Index Cap Weighted.

The Fund may use derivatives to the extent set forth in the Prospectus, as supplemented by this SAI. While the Fund may use derivatives primarily for hedging or cash management purposes, it may also do so to enhance returns when the Sub-Adviser believes the investment will assist the Fund in achieving its investment objective.

THE CHINA FUND

The Fund will normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity and equity-related securities of companies that are economically tied to the People's Republic of China, including its administrative and other districts, such as Hong Kong SAR ("China"). A company is economically tied to China if it is organized or principally operates in China, has its principal trading market in China, derives a majority (i.e., at least 50%) of its income from its operations within China, or has a majority (i.e., at least 50%) of its assets in China ("Chinese Issuer").

The Fund may invest in companies with a broad range of market capitalizations including small and mid-cap Chinese Issuers. The Fund may invest directly in securities of Chinese Issuers or may invest more broadly in American, European and Global Depositary Receipts, where the underlying securities are issued by Chinese Issuers and are then traded on a regulated market outside China, mainly in the United States or Europe. The Fund's investments will generally be spread among a number of industries.

In selecting securities on behalf of the Fund, Halbis, as Sub-Adviser, uses a quantitative selection process which includes fundamental analysis, financial modeling and company visits.

The Fund may use derivatives to the extent set forth in the Prospectus, as supplemented by this SAI. While the Fund may use derivatives primarily for hedging or cash management purposes, it may also do so to enhance returns when the Sub-Adviser believes the investment will assist the Fund in achieving its investment objective.


Because the Fund is non-diversified, the Fund is not subject to any statutory restrictions under the 1940 Act with respect to limiting the investment of the Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified mutual fund. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.


INDIA FUND

The Fund will normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity and equity-related securities of companies that are economically tied to India. A company is economically tied to India if it is organized or principally operates in India, has its principal trading market in India, derives a majority (i.e., greater than 50%) of its income from its operations within India, or has a majority (i.e., greater than 50%) of its assets in India ("Indian Issuer").


The Fund may invest in companies with a broad range of market capitalizations including small and mid-cap Indian Issuers. The Fund may invest directly in securities of Indian Issuers or may invest more broadly in American, European and Global Depositary Receipts, where the underlying securities are issued by Indian Issuers and are then traded on a regulated market outside India, mainly in the United States or Europe. The Fund's investments will generally be spread among a number of industries.


In selecting securities on behalf of the Fund, HSBC Singapore, as Sub-Adviser, combines a "top-down" macroeconomic analysis with "bottom-up" stock selection. Halbis may take into consideration factors such as, without limitation, earnings growth, interest rate sensitivity, management quality and liquidity.

The Fund may use derivatives to the extent set forth in the Prospectus, as supplemented by this SAI. While the Fund may use derivatives primarily for hedging or cash management purposes, it may also do so to enhance returns when the Sub-Adviser believes the investment will assist the Fund in achieving its investment objective.


Because the Fund is non-diversified, the Fund is not subject to any statutory restrictions under the 1940 Act with respect to limiting the investment of the Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified mutual fund. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.



                              INVESTMENT TECHNIQUES

Each Fund invests in a variety of securities and in accordance with its investment objectives and policies (as described in the Prospectus and above in this SAI) employs a number of investment techniques. Each type of security and technique involves certain risks. The following is an alphabetical list of the investment techniques used by the Funds and the main risks associated with those techniques.

AMERICAN DEPOSITARY RECEIPTS

The Funds may invest in ADRs. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Funds may invest in either type of ADR.

Although a U.S. investor (such as a Fund) holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Funds' custodian in five days. The Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency. Other types of depositary receipts are discussed under "Other Depositary Receipts" in this section.

ASSET-BACKED SECURITIES (CHINA AND INDIA FUNDS)

The Funds may invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described below or in a pay-through structure similar to the collateralized mortgage structure. Consistent with the investment objective, policies and quality standards of the Fund, each Fund may invest in these and other types of asset-backed securities which may be developed in the future.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements as a letter of credit from a bank, excess collateral or a third-party guarantee.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS (CHINA AND INDIA
FUNDS)

As a temporary defensive measure, each Fund may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Funds may not invest in time deposits maturing in more than seven days. Each Fund will limit its investment in time deposits maturing from two business days through seven calendar days and other illiquid securities, to 15% of their total assets.

The Funds will not invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the "FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the Funds.

The Funds may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described below.

BRADY BONDS (CHINA AND INDIA FUNDS)

The Funds may invest a portion of their assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").


Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

CASH SWEEP PROGRAM

Each Fund may participate in a cash sweep program (the "Cash Sweep Program"). In the Cash Sweep Program, a Fund's uninvested cash balances and/or cash collateral from a securities lending program are used to purchase shares of the HSBC Investor Money Market Fund, Class I. The Cash Sweep Program reduces exposure to the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing ready liquidity and increased diversity of holdings. Class I Shares of the Money Market Fund sold to and redeemed from a Fund will not be subject to a sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the NASD, or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of the NASD, in connection with the purchase, sale, or redemption of such shares by a Fund, or the advisory fee for the investing Fund will be waived in an amount that offsets the amount of such sales charges and/or service fees incurred by the Fund. More detailed information about the Money Market Fund may be found in its current Prospectus and the separate Statement of Additional Information that includes the various HSBC Investor money market funds.

CONVERTIBLE SECURITIES (CHINA AND INDIA FUNDS)

The Funds may invest in securities that are convertible into common stock. Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable. See "Equity Securities" in this section.

Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

DERIVATIVES


The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses, including the possibility of a total loss of the amount invested. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may use derivatives for hedging purposes or cash management purposes, as a substitute for investing directly in securities, as a part of a strategy to gain exposure to characteristics of investments in foreign markets through efficient portfolio management techniques. Each of the China and India Funds may also use derivatives for purposes of leverage. Leverage may cause the China and India Funds to be more volatile than if the Funds had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the values of the Funds' portfolio securities. Included in the foregoing are investments in derivatives to create synthetic foreign bond positions. Certain Funds (as reflected in the Prospectus or in other sections of this SAI) may use derivatives to enhance return when the Sub-Adviser believes the investment will assist the Fund in achieving its investment objectives.


EMERGING MARKETS

The Funds may invest in emerging markets to the extent set forth in the Prospectus, and these investments present greater risk than investing in foreign issuers in general.

A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in the past, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on the Fund's investments. Investing in many former communist socialist countries involves the additional risk that the government or other executive or legislative bodies may decide not to continue to support the economic reform programs and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or a return to a completely centrally planned economy.

Additional risk factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in valuation and pricing; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities; the unavailability of financial information regarding the non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; the imposition of withholding and other taxes; adverse political, social or diplomatic developments limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking the legal process outside the U.S. and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Investment in non-U.S. countries also involves higher brokerage and custodian expenses than does investment in U.S. securities traded on a U.S. securities exchange or market. The occurrence of adverse events affecting one particular emerging market country or region could have more widespread effect and impact the global trading market for emerging market instruments adversely. Many of the laws that govern private and foreign investment, securities transactions and other contractual relationships in certain emerging market countries, are relatively new and largely untested. As a result, a Fund may be subject to a number of unusual risks, including inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, disregard of regulations on the part of other market participants, lack of established or effective avenues for legal redress, absence of standard practices and confidentiality customs characteristic of more developed markets and lack of consistent enforcement of existing regulations. Furthermore, it may be difficult to obtain and/or enforce a judgment in certain countries in which assets of the Fund are invested. There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on the Fund and its investments.

The term "emerging markets" includes any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Sub-Adviser to be an emerging market as described above. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

A company in an emerging market is one that: (i) is domiciled and has its principal place of business in an emerging market or (ii) (alone or on a consolidated basis) derives or expects to derive at least 50% of its total revenue from either goods produced, sales made or services performed in emerging markets.

COMPANY DEBT. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities held by a Fund. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Funds' assets should these conditions recur.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The issuers of the sovereign debt securities in which the Funds may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

LIQUIDITY, TRADING VOLUME, REGULATORY OVERSIGHT. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. The lack of liquidity could have an adverse effect on the value of a Fund's holdings, and on a Fund's ability to dispose of such holdings in respond to a specific adverse economic event, such as the deterioration in credit worthiness of a particular debtor. Some of the stocks or countries that may be selected by the Sub-Adviser for purchase or sale by the Fund may have insufficient market liquidity to allow the relevant Fund to purchase such stocks in such amounts or at such prices as the Adviser or Sub-Adviser may deem reasonable for investment under such strategy and/or there may not be readily available a means by which the Fund can gain exposure to such country's securities markets. Foreign investors in emerging markets may be limited in their ability to invest in certain industries. In addition, there is often a limit on total foreign holdings. To the extent that the ceiling has been reached in that industry, further investment by foreign investors may not be permitted. Accordingly, the ability of a Fund to invest in certain companies may be restricted, and there can be no assurance that additional restrictions on investments permissible for foreign investors will not be imposed in the future.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Issuers in lesser developed and emerging markets are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of such an issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about such issuers than there is about U.S. issuers. In addition, such issuers are not subject to regulations similar to the U.S. Sarbanes-Oxley Act of 2002 that imposes many restrictions and mandates on the activities of companies. There is less regulation and monitoring by regulators of lesser developed and emerging market securities markets and the activities of investors, brokers and other participants than in the U.S. Moreover, issuers of securities in lesser developed and emerging markets are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. There is also less publicly available information about lesser developed and emerging market companies than U.S. companies.

DEFAULT, LEGAL RECOURSE. The Funds may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. Moreover, if a Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in the emerging market because the emerging market may not be a party to any international treaty with respect to the recognition or enforcement of foreign judgments. Provisions of emerging markets laws regulate the enforcement of foreign judgments and such laws may contain broad exceptions and involve long delays in obtaining a judgment. For example, an emerging markets court may not enforce any foreign judgment if it viewed the amount of damages awarded as excessive or inconsistent with practice in that country. A party seeking to enforce a foreign judgment in an emerging market may also be required to obtain approval from the central bank of that emerging market to execute such judgment or to repatriate any amount recovered outside of the emerging market. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

CERTAIN RISKS OF HOLDING ASSETS OUTSIDE THE UNITED STATES. A Fund generally holds its non-U.S. securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and therefore expose the Fund to additional risk. In addition there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in higher operating expenses for the Fund as compared to funds that invest only in the U.S.

SETTLEMENT RISK. Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

INFLATION. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

WITHHOLDING. Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which a Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which the Fund has invested. The Sub-Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

FOREIGN CURRENCIES. A Fund's investments in emerging markets securities involve risks relating to currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the foreign currencies in which the Fund's portfolio securities are denominated, and costs associated with conversion of investment principal and income from one currency into another. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

EQUITY SECURITIES

The Funds may invest in equity securities including common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invest will cause the net asset value of the Fund to fluctuate.

Investments in small companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EURODOLLAR AND YANKEE BANK OBLIGATIONS (CHINA AND INDIA FUNDS)

The Funds may invest in Eurodollar bank obligations and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee bank) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from freely flowing across its borders. Other risks include: adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

FIXED INCOME SECURITIES

The Funds may invest in fixed income securities. To the extent each Fund invests in fixed income securities, the net asset value of the Fund may change as prevailing interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. A Fund's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than shorter-term obligations.


For purposes of any minimum requirements set forth herein that are based upon an NRSRO's ratings categories, if no-subcategories or gradations are specified the requirement is determined without regard for sub-categories and gradations (i.e., all sub-categories and gradations within a particular category are acceptable). After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by a Fund. However, the Sub-Adviser will consider such event in its determination of whether the Fund should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.


Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. See "Foreign Securities," below.

FLOATING AND VARIABLE RATE OBLIGATIONS (CHINA AND INDIA FUNDS)

Certain obligations that the Funds may purchase may have a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rates, and at specified intervals. Certain floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under "Foreign Securities," below.

Variable or floating rate demand notes may be issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or-at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Growth and Income Fund and Mid-Cap Fund's investments in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 15% of the Fund's net assets.

The Funds may also buy variable rate master demand notes. The terms of the obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria for the relevant Fund's investment in money market instruments.

Investments in floating or variable rate securities may involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, a Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a Fund's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. These instruments are considered derivatives and the value of such instruments may be more volatile than other floating rate municipal obligations.

The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for a Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

The Funds may invest in foreign currency exchange related securities.

FOREIGN CURRENCY WARRANTS. Foreign currency warrants such as Currency Exchange Warrants (SM) ("CEWs"(SM)) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the "OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities ("PERLs"(SM)) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" PERLS is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

PERFORMANCE INDEXED PAPER. Performance indexed paper ("PIPs"(SM)) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

The Fixed Income Feeder Funds have no current intention of investing in CEWs(SM), PERLs(SM) or PIPs(SM).

FOREIGN SECURITIES

The Funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on a Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of a Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. For example, significant uncertainty surrounds the effect of the Euro (a common currency for the European Union) on the value of securities denominated in local European currencies. These and other currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends and interest payments from foreign securities may be withheld at the source. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

The Funds may enter into forward foreign currency contracts and options on foreign currencies. Forward foreign currency exchange contracts ("forward contracts") are intended to minimize the risk of loss to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund may not enter into such contracts for speculative purposes. The Funds have no specific limitation on the percentage of assets that may be committed to forward contracts, subject to each Fund's stated investment objective and policies, except that no Fund will enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. By entering into transactions in forward contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security.

The Funds have established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which a Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts.

The Funds may each also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. See "Options and Futures and Related Risks" in this section.

The Funds may each also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with the Fund's obligation under the forward contract. On the date of maturity the Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Sub-Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Sub-Adviser will be able to do so. When a Fund enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

Transactions in forward contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. The Funds that may use derivatives to enhance their returns may enter into transactions in forward contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk of losses which will reduce its gross income. For example, if the Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

FUTURES CONTRACTS

The Funds may enter into futures contracts, including those on fixed income securities or indexes of municipal securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, three-month U.S. Treasury bills and on an index of municipal bonds.

A Fund may enter into transactions in futures contracts to protect itself from fluctuations in interest rates but without the risks and transaction costs of buying or selling long-term debt securities. For example, if a Fund owns long-term bonds, and interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested, and a decline in interest rates is anticipated, which would increase the cost of fixed income securities which the Fund intends to acquire, the Fund may purchase a futures contract. In the event that the projected decline in interest rates occurs, the increased cost to the Fund of the securities acquired should be offset, in whole or in part, by gains on the futures contracts. As portfolio securities are purchased, the Fund will close out its futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, the Fund will purchase fixed income securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time a purchase or sale is made, cash or securities must be provided as an initial deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

When it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, a Fund may be protected, in whole or in part, against the increased cost of acquiring bonds resulting from a decline in interest rates. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows action in anticipation of such an interest rate decline without having to sell a Fund's portfolio securities. To the extent futures contracts are entered into for this purpose, the assets in the segregated asset accounts maintained on behalf of a Fund will consist of cash, cash equivalents or high quality debt securities from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial deposit and variation margin payments made for the Fund with respect to such futures contracts.

The ability to hedge effectively all or a portion of a Fund's portfolio through transactions in futures contracts depends on the degree to which movements in the value of the fixed income securities or index underlying such contracts correlate with movements in the value of securities held in the Fund's portfolio. If the security, or the securities comprising the index, underlying a futures contract is different than the portfolio securities being hedged, they may not move to the same extent or in the same direction. In that event, the hedging strategy might not be successful and the Fund could sustain losses on the hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the index or security underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken.

The trading of futures contracts on an index of fixed income securities entails the additional risk of imperfect correlation between movements in the futures price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract approaches.

A Fund would purchase or sell futures contracts only if, in the judgment of the Sub-Adviser, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Sub-Adviser's judgment will be accurate.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held for a Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Investments in futures contracts also entail the risk that if the Sub-Adviser's investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if the Fund had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in the Fund's portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which are hedged because there will be offsetting losses in the Fund's futures positions. In addition, in such situations, if a Fund has insufficient cash, bonds may have to be sold from the Fund's portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Sub-Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding a Fund's portfolio.

Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Adviser or Sub-Adviser, the Funds and the Adviser or Sub-Adviser are not deemed to be a "commodity pool" or a "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to the CFTC regulations, the substantive limitations set forth in the Trust's exemption filing with respect to its use of futures contracts are no longer applicable.

When a futures contract is purchased, an amount of cash or cash equivalents will be deposited in a segregated account with a Fund's custodian bank so that the amount so segregated, plus the initial and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.



ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(2) SECURITIES

The Funds may each invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by the Trust's Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices.

The Sub-Adviser may determine that a particular Rule 144A security is liquid and thus not subject to a Fund's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Sub-Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

INVERSE FLOATING RATE OBLIGATIONS (CHINA AND INDIA FUNDS)

The Funds may invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES

Each Fund may invest in securities issued by other investment companies. Such securities will be acquired by a Fund within the limits prescribed by the 1940 Act, which generally include a prohibition against a Fund investing more than 5% of the value of its total assets in the securities in any other particular investment company, or more than 10% of the value of its total assets in all such securities in the aggregate, unless the Fund qualifies for certain exemptions which (with respect to investments in other investment companies that are not in the same group of investment companies as the Fund) may involve limiting the amount the Fund may redeem of such securities and/or abiding by certain procedures concerning the voting of those securities. Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies including operating costs, and investment advisory and administrative services fees. A Fund may invest in the securities of the HSBC Investor Market Fund under the cash sweep program (described under "Cash Sweep Program").

The Trust may, in the future, seek to achieve the investment objective of the Funds by investing all of their assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund (i.e., under a master/feeder arrangement). In such event, the investment advisory contracts for the Funds would be terminated. Such change would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust was to continue to retain the services of an investment adviser for the Fund and the assets of the Funds were to continue to be invested directly in portfolio securities.

The Funds' investments in other investment companies may include exchange traded funds ("ETFs"), as a means of gaining exposure to a market or sector that a Fund invests in. ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile that the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

LENDING OF PORTFOLIO SECURITIES

Except as noted below, the Funds may lend portfolio securities in an amount up to 33 1/3% of total Fund assets. Loans of portfolio securities may be made to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. Loans of portfolio securities earn income for the Fund and are collateralized by cash, cash equivalent or U.S. government securities. The Funds might experience a loss if the financial institution defaults on the loan. The borrower at the initiation of the loan must deposit with a Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities, and then must continue to make deposits as necessary to maintain collateral of at least 100% of the value of the loaned securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities. Alternatively, the Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

MONEY MARKET SECURITIES

Each Fund's investments in money market instruments will consist of (i) short-term obligations of the U.S. Government, its agencies and instrumentalities; (ii) other short-term debt securities rated A or higher by Moody's or S&P or, if unrated, of comparable quality in the opinion of the Sub-Adviser; (iii) commercial paper, including master demand notes; (iv) bank obligations, including certificates of deposit, bankers' acceptances and time deposits; (v) repurchase agreements; and (vi) shares of money market funds, which may include the HSBC Investor Money Market Fund. Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

Considerations of liquidity and preservation of capital mean that a Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time.

MORTGAGE DOLLAR ROLL TRANSACTIONS (CHINA AND INDIA FUNDS)

The Funds may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price.

During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. A Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. A Fund may also be compensated by receipt of a commitment fee. When a Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Fund's custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions.

MORTGAGE-RELATED SECURITIES (CHINA AND INDIA FUNDS)

The Funds may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates.

There are two methods of trading mortgage-backed securities. A specific pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. For example, in a TBA transaction an investor could purchase $1 million 30-year FNMA 9's and receive up to three pools on the settlement date. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. For example, an investor may request pools with particular characteristics, such as those that were issued prior to January 1, 1990. The most detailed specification of the trade is to request that the pool number be known prior to purchase. In this case the investor has entered into a specific pool transaction. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis. The specific pool numbers of the securities purchased do not have to be determined at the time of the trade.

Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues participation certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Global Funds will not purchase mortgage-related securities or other assets which in the Sub-Adviser's opinion are illiquid if, as a result, more than 15% of the value of a Fund's net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage- related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C,
Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC CMOS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities --Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The cash flow and yields on IO and PO classes can be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES - TYPES OF CREDIT SUPPORT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

OPTIONS AND FUTURES AND RELATED RISKS

The Funds may invest in options and futures contracts to the extent set forth in the Prospectus and this SAI. The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the return of a Fund. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Sub-Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit the potential of a Fund to realize gains as well as limit their exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position.

OPTIONS ON SECURITIES. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A Fund may write options for the purpose of attempting to increase its return and for hedging purposes. In particular, if a Fund writes an option which expires unexercised or is closed out by a Fund at a profit, the Fund retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call option a Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by a Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.

A Fund may also write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, a Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option on a portfolio security, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by a Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. A Fund will purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

The staff of the SEC has taken the position that purchased over-the-counter options and certain assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Fund's assets (the "SEC illiquidity ceiling"). The Funds intend to limit their writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Funds intend to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Funds have in place with such primary dealers will provide that the Funds have the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. A Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

OPTIONS ON SECURITIES INDICES. A Fund may cover call options on securities indices by owning securities whose price changes, in the opinion of the Sub-Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian. A Fund may cover put options on securities indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option on a securities index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investment. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options on securities indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

RISK FACTORS:

IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO. The ability of a Fund to effectively hedge all or a portion of its portfolio through transactions in options, futures contracts, and forward contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, futures contracts or forward contracts traded, a Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, future contract or forward contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures contracts and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contracts. As a result, the correlation probably will not be exact. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where a Fund enters into forward contracts as a "cross hedge" (i.e., the purchase or sale of a forward contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The correlation between prices of securities and prices of options, futures contracts or forward contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, futures contract and forward contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Sub-Adviser may still not result in a successful transaction. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, futures contract or forward contract approaches.

The trading of options, futures contracts and forward contracts also entails the risk that, if the Sub-Adviser's judgment as to the general direction of interest or exchange rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

It should be noted that the Intermediate Duration Fund, Opportunity Fund and Advisor Opportunity Fund may each purchase and write options not only for hedging purposes, cash management, or to simulate investments in otherwise permissible securities, but also for the purpose of attempting to increase its return. As a result, the Intermediate Duration Fixed Income Fund, Opportunity Fund and Advisor Opportunity Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a position in an exchange-traded option, futures contract or option on a futures contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and a Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on a Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an option or futures contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached.

Such limits could prevent a Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and futures contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and futures contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

OPTIONS ON FUTURES CONTRACTS. In order to profit from the purchase of an option on a futures contract, it may be necessary to exercise the option and liquidate the underlying futures contract, subject to all of the risks of futures trading. The writer of an option on a futures contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON THE UNITED STATES EXCHANGES. The available information on which a Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for a Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the CFTC has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for a Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. A Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or forward contracts it has entered into. This could occur, for example, if an option written by a Fund is exercised or the Fund is unable to close out a forward contract it has entered into. In addition, a Fund may elect to take delivery of such currencies. Under such circumstances, a Fund may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, a Fund may hold such currencies for an indefinite period of time if the Sub-Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Sub-Adviser anticipates favorable movements in such rates.

While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes a Fund to risk of loss if such rates move in a direction adverse to a Fund's position. Such losses could also adversely affect a Fund's hedging strategies. Certain tax requirements may limit the extent to which a Fund will be able to hold currencies.

OTHER DEPOSITORY RECEIPTS (CDRS, EDRS, GDRS)

The Funds may invest in depository receipts. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. GDRs are issued globally and evidence a similar ownership arrangements. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe and GDRs are designed for trading in non-U.S. securities markets. The Funds may invest in EDRs, CDRs and GDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to holders of such receipts in respect of the deposited securities.

There are certain risks associated with investments in unsponsored depositary programs. Because the non-U.S. company does not actively participate in the creation of the depositary program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the depositary receipts pays nothing to establish the unsponsored facility, as fees for depositary receipt issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment. In an unsponsored depositary program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

In addition, with respect to all depositary receipts, there is always the risk of loss due to currency fluctuations.

PARTICIPATION INTERESTS

The Fund may purchase Fund participation interests from banks in all or part of specific holdings of Municipal Obligations. The Fund has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund.

REAL ESTATE SECURITIES (CHINA AND INDIA FUNDS)

The Funds may invest in REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from the environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants changes in interest rates.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which a portfolio or fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. While repurchase agreements involve certain risks not associated with direct investments in the underlying securities, a Fund will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and registered broker-dealers having creditworthiness determined by the Adviser to be substantially equivalent to that of issuers of debt securities rated investment grade. In addition, each Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and that the Fund's custodian will take possession of such collateral. In the event of a default or bankruptcy by the seller, a Fund will seek to liquidate such collateral. The Sub-Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price plus accrued interest. However, the exercise of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. It is the current policy of the Growth and Income Fund and Core Plus Fixed Income Fund not to enter into repurchase agreements exceeding in the aggregate 10% and 15% of the market value of the respective Fund's total assets. The Overseas Equity Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 15% of the Fund's net assets.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. While the managements of the Trust acknowledge these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

SHORT-TERM TRADING

The Funds may engage in short-term trading. Although the Funds will not make a practice of short-term trading, purchases and sales of securities will be made whenever necessary or desirable in the management's view to achieve the investment objective of the Fund. A change in the securities held by a Fund is known as "portfolio turnover." Management does not expect that in pursuing the Fund's investment objective unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with each Fund's investment objective. The trading costs and tax affects associated with portfolio turnover may adversely affect the Fund's performance. The management believes unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing a Fund's investment objectives than would otherwise be the case. A higher incidence of portfolio turnover will result in greater transaction costs to a Fund.


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

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS (CHINA AND INDIA FUNDS)

The Funds may invest in sovereign and supranational debt obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

SPECIAL RISK FACTORS AFFECTING BRAZIL (BRIC FUND)

The BRIC Fund may invest in securities of Brazilian issuers. Investing in Brazil involves risk and special considerations not typically associated with investing in other more established economies or securities markets. These risks are described in greater detail below.

Brazil is the largest country in South America, the fifth largest in the world in both area and population and is home to vast amounts of natural resources. Brazil's population in 2006 was estimated at about 188 million people who are descendants from indigenous tribes and European immigrants. This multiracial population lives in diverse socio-economic conditions, from the urban cities of Sao Paolo to the undeveloped trading posts of the distant regions. Industrial development has been concentrated in specific areas. Brazil's disenfranchised population is a source of many of the country's social problems.

Characterized by large and well-developed agricultural, mining, manufacturing, and service sectors, Brazil's economy outweighs that of all other South American countries and is expanding its presence in world markets. The three pillars of the economic program put in place by former President Cardoso and strengthened by current President Lula da Silva are a floating exchange rate, an inflation-targeting regime, and tight fiscal policy, all reinforced by a series of IMF programs that contribute to the resiliency of the Brazilian economy. The most important economic vulnerabilities of Brazil are unemployment and the large government debt burden in relation to Brazil's small, but expanding export base.

The Brazilian government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages. The Brazilian government has, in the past, limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of the real (Brazil's currency), extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes. Future economic policies of the Brazilian government may also affect the liquidity of the Brazilian stock market.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies. In addition, under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, the Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad.

SPECIAL RISK FACTORS AFFECTING CHINA (BRIC FUND AND CHINA FUND)

The China and BRIC Funds may invest in the securities of Chinese issuers. Investing in China involves risk and special considerations not typically associated with investing in other more established economies or securities markets. These risks are described in greater detail below.

POLITICAL AND ECONOMIC FACTORS. The laws, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the Funds' portfolio. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without compensation. There can be no assurance that the Chinese government will not take similar actions in the future.

Only recently has China loosened some of its controls with respect to foreign investment to permit private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth. However, there is no guarantee that the Chinese government will continue its current economic reforms or that the growth of the Chinese economy will be sustained in the future. Economic growth in China has historically been accompanied by periods of high inflation. If measures adopted by the Chinese government to counter inflation do not succeed, and if inflation were to worsen, the Chinese economy could be adversely affected.

The Chinese government continues to be an active participant in many economic sectors through ownership positions in Chinese companies and other forms of regulation. Certain government policies may result in the preferential treatment of particular sectors or companies and may have a significant effect on the Chinese economy. Exports and trade are integral to the Chinese economy. As a result, adverse changes to the economic conditions of China's primary trading partners, such as the United States, Japan and South Korea, could adversely impact the Chinese economy.

China operates under a civil law system, in which court precedent is not binding. The law is controlled exclusively through written statutes. Because there is no binding precedent to interpret existing statutes, there is also uncertainty regarding the implementation of existing law.

In 1997, Great Britain handed over control of Hong Kong to the Chinese mainland government. Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. However, there is no guarantee that China will continue to honor Hong Kong's autonomy, and China may change its policies regarding Hong Kong at any time. If China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

CHINESE SECURITIES MARKETS. The China Securities Regulation Commission ("CSRC") supervises the two official stock exchanges in mainland China, the Shanghai Stock Exchange and the Shenzhen Securities Exchange. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the major securities markets in the United States. In comparison to the mainland Chinese securities markets, the securities markets in Hong Kong are relatively well developed. Chinese securities markets have a limited operating history and are not as developed as those in the United States or some other countries.

Market regulation, disclosure and other regulatory standards in China are less stringent than in the United States. Chinese issuers generally disclose substantially less publicly available information than U.S. issuers are required to disclose. As a result, Chinese issuers may not make disclosure of certain material information. Additionally, Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers.


INVESTMENTS IN B-SHARES, H-SHARES, RED CHIP COMPANIES AND P-CHIP COMPANIES. The BRIC Fund intends only to invest in H-Shares and Red Chip Companies and the China Fund intends to invest in B-Shares, H-Shares, Red Chip Companies and P-Chip Companies.

B-SHARES. B-Shares are shares of companies listed on the Shanghai or Shenzhen Stock Exchange and are quoted and traded in foreign currencies (currently Hong Kong Dollars and U.S. Dollars) and are generally the only class of shares listed on the Shanghai and Shenzhen Stock Exchanges available to foreign investors other than qualified foreign institutional investors ("QFIIs"). The market for B- Shares in China is relatively illiquid so that market opportunities will be limited as compared to other major international stock markets.

H- SHARES. The Funds may invest in shares of Chinese companies that are listed on the Hong Kong Stock Exchange. H-Shares are traded in Hong Kong dollars and must meet Hong Kong's listing and disclosure requirements. H-Shares may be traded by foreigners.


RED CHIP COMPANIES. Red Chip Companies are companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. Shares of such companies are traded in Hong Kong dollars on the Hong Kong Stock Exchange. Shares of Red Chip Companies may be traded by foreigners.


P-CHIP COMPANIES. P-chip Companies are companies with controlling private Chinese shareholders that are listed on a stock exchange outside mainland China (E.G., Singapore).


FOREIGN EXCHANGE CONTROLS AND FOREIGN CURRENCY CONSIDERATIONS. Chinese law requires that all domestic transactions must be settled in Chinese currency, the renminbi, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from renminbi. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect foreign investors. Additionally, there is currently no market in which the Funds may engage in hedging transactions to minimize renminbi foreign exchange risk, and there can be no guarantee that instruments suitable for hedging currency will be available at any time in the future.

SPECIAL RISK FACTORS AFFECTING INDIA (BRIC FUND AND INDIA FUND)

The India and BRIC Funds may invest in the securities of Indian issuers. Investing in India involves risk and special considerations not typically associated with investing in other more established economies or securities markets. These risks are described in greater detail below.

INVESTMENTS BY FOREIGN INSTITUTIONAL INVESTORS. There are controls and restrictions exercised by the Indian government and Indian regulatory bodies over foreign investment in securities of Indian issuers. Those foreign investors qualified as "Foreign Institutional Investors" ("FIIs") may invest predominantly in exchange traded securities (including securities that are to be listed or approved on the over-the counter exchange of India) subject to the guidelines for Direct Foreign Investments by FIIs in India (the "Guidelines") published in a September 14, 1992 Press Note issued by the Government of India, Ministry of Finance, Investment Division. To qualify to trade in India, an FII must apply for registration to the Securities and Exchange Board of India ("SEBI") and to the Reserve Bank of India. SEBI is instructed by the Guidelines to consider the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities.

A FII must seek renewal of this status every five years, for which there can be no guarantee that regulatory approval will be forthcoming. FIIs are required to observe certain investment restrictions, including an ownership ceiling on the total issued share capital of any one company of: (1) 10% for an FII in aggregate; and (2) 10% for each sub-account or 5% for subaccounts registered under the Foreign Companies/Individual category. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of most companies. This restriction may possibly be raised or potentially lifted, subject to that company's approval. Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. Please see "Exchange Controls and the Ability to Repatriate Investments" below and "Indian Tax Issues" discussed at the back of this SAI under the section entitled "Taxation."

There is no assurance that any of the aforementioned investment control regimes will not be changed or modified in any way that may make it more difficult or impossible for the India Fund and the BRIC Fund to implement their investment objectives or repatriate their income, gains and initial capital.

INVESTMENT FACTORS UNIQUE TO INDIA. The government of India exercises significant influence over many aspects of the Indian economy, and the number of public sector enterprises in India is substantial. Accordingly, government actions in India in the future could have a significant effect on its economy, which could affect private sector companies, market conditions, and prices and yields of Indian securities.

RELIGIOUS AND BORDER DISPUTES PERSIST IN INDIA. India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. Several Indian states have active separatist movements which the government is confronting. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the negative affects of these tensions, including violence and civil disruptions, the results could destabilize the economy.

EXCHANGE CONTROLS AND THE ABILITY TO REPATRIATE INVESTMENTS. The Indian Foreign Exchange Management Act, 1999 and the rules, regulations and notifications issued thereunder control the ability of the India Fund and BRIC Fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from investments in Indian securities. There is no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to FIIs in such a way that may adversely affect the ability of the Funds to repatriate their respective income and capital in the future. Such a condition may prompt the Board of Trustees to suspend redemptions for an indefinite period. If for any reason the Fund are unable, through borrowing or otherwise, to distribute an amount equal to substantially all of their respective investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the Funds would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the U.S. Internal Revenue Code.

LIMITED SHARE OWNERSHIP. A limited number of persons or entities hold a high proportion of the shares of many Indian issuers. This limits the number of shares available for investment by the Funds. In addition, further issuances, or the perception that such further issuances may occur, of securities by Indian issuers in which the Funds have invested could dilute the earnings per share of the Funds' investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Funds' investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Funds' ability to acquire or dispose of securities at the price and time that it desires.

Indian stock exchanges, including The Stock Exchange, Mumbai and the National Stock Exchange of India, have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they reoccur, could affect the market price and liquidity of Indian securities. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. There have also been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others.

SPECIAL RISK FACTORS AFFECTING RUSSIA (BRIC FUND)

The BRIC Fund may invest in securities of Russian issuers. Investing in Russia involves risk and special considerations not typically associated with investing in other more established economies or securities markets. These risks are described in greater detail below.

Since the breakup of the Soviet Union in December of 1991, Russia has experienced and continues to experience dramatic political and social instability, that is also manifested in increased crime rates, terrorism, public corruption and conflicts that could rise to the level of regional war. In addition, the governmental efforts of transforming the economy into an efficient structure enabling Russia to compete in international markets and serve the needs of its citizens have failed to date. In this unstable environment it is very difficult to predict how dramatically economic policies implemented by the government in the future would affect foreign investors.

The relatively recent formation, inexperience, extreme price volatility, illiquidity, low trading volume and the limited issuer representation of few industry sectors of the Russian securities market present a variety of problems that are not encountered on more developed national securities markets. The delays in the Russian share registration system or share custody by licensed Russian sub-custodians could affect efficient portfolio maintenance and timely execution of transactions thereby presenting a potential for loss. In addition, should a loss occur due to an error it may be problematic to obtain and/or enforce legal judgment, especially in light of the fact that investor regulatory protection in general and foreign investor protection in particular is limited. There are less stringent auditing and financial reporting standards compared to those that apply to issuers in the U.S. and the available statistical information could be inaccurate. As a result it is very difficult to obtain material information about issuer or to assess the financial condition of Russian companies.

Russia's dependence on the export of its commodities makes it vulnerable to any weakening in global demand for these commodities which could put devaluation pressure on the exchange rate. These adverse currency exchanges rates and the lack of available currency hedging instruments present a high degree of currency risk to foreign investors.

There is a great risk that nationalization, expropriation, dilution, default, excessive or confiscatory taxation, devaluation similar to the August 1998 sudden rubel devaluation would take place which could potentially involve total loss of investments.

SWAPS, CAPS, FLOORS AND COLLARS (CHINA AND INDIA FUNDS)

The Funds may enter into swap contracts and other similar instruments in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

The Funds will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities. A Fund will not enter into any swap agreement unless the unsecured commercial paper, senior debt or the claims-paying ability of the counterparty is rated AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, rated comparably by another NRSRO or determined by the Sub-Adviser to be of comparable quality.

Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. Government Securities to the extent set forth in the prospectus and this SAI. The International Equity Portfolio may invest in U.S. Government Securities for liquidity purposes and for temporary defensive purposes. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

WARRANTS

A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of a Fund. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself in which case there could be an unrealized loss at the time of delivery. If the other party to a when-issued transaction fails to deliver or pay for the security, a Fund could miss a favorable price or yield opportunity or suffer a loss.

Purchasing municipal obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" municipal obligation may have a lesser (or greater) value at the time of settlement than a Fund's payment obligation with respect to that municipal obligation. Furthermore, if a Fund sells the "when-issued" or "forward delivery" municipal obligation before the settlement date or if a Fund sells other obligations from the Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal, New York State or New York City income taxation.

Municipal obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. At the time the Income Funds enter into a transaction on a "when-issued" or forward delivery basis, it will segregate cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitment. For the purpose of determining the adequacy of the securities segregated, the securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are segregated daily so that the value of the segregated securities equals the amount of a Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fixed Income Funds' obligations are met from then-available cash flow, sale of segregated securities, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than a Fund's payment obligations).

WRITING COVERED CALLS

The Funds may seek to earn premiums by writing covered call options against some of the securities in its portfolio provided the options are listed on a national securities exchange. A call option is "covered" if a Fund owns the underlying securities covered by the call. The purchaser of the call option obtains the right to acquire these securities at a fixed price (which may be less than, the same as, or greater than the current market price of such securities) during a specified period of time. A Fund, as the writer of the option, forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.

A Fund retains the risk of loss should the price of the underlying security decline below the purchase price of the underlying security minus the premium.

ZERO COUPON OBLIGATIONS (CHINA AND INDIA FUNDS)

     The Funds may invest in zero coupon obligations, which are fixed-income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. A Fund will accrue income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund's distribution obligations, in which case the Fund will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

                               PORTFOLIO TURNOVER

     For the purposes of this section, the term "Adviser" also includes the Sub-Advisers for the Funds.

     The Adviser manages each Fund generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, a Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Adviser engages in portfolio trading for a Fund if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Fund. In managing a Fund's portfolio, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Expenses to each Fund, including brokerage commissions, and the realization of capital gains which are taxable to the Fund's shareholders tend to increase as the portfolio turnover increases.

     If a Fund has a high portfolio turnover rate (e.g. 100% or more), transaction costs incurred by the Fund, and the realized capital gains and losses may be greater than those of a Fund with a lesser portfolio turnover rate. See "Portfolio Transactions" and "Tax Matters".

                             PORTFOLIO TRANSACTIONS

     For the purposes of this section, the term "Adviser" also includes the Sub-Advisers for the Funds.

     The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Funds. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund's shareholders rather than by any formula. In placing orders for each Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although each Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of investments for a Fund with a broker-dealer affiliate of the Adviser.

     The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising several of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing each Fund. The management fee paid from each Fund is not reduced because the Adviser and its affiliates receive such services.

     Generally, fixed income securities and money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with HSBC Bank USA, the Adviser (including a Sub-Adviser to the relevant Fund), the Fund or BISYS Fund Services are prohibited from dealing with the Fund as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC. A Fund may purchase municipal obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, the Fund or BISYS Fund Services may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review any commissions paid by the Funds to affiliated brokers. The Funds will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its respective overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising each Fund.

     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. The SEC recently published interpretative guidance that tightened previously existing standards concerning the types of expenses that qualify for the Section 28(e) safe harbor and set forth certain steps that investment advisers need to take in order to ensure such qualification.

     Investment decisions for each Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for a Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the Adviser believes that the Funds' ability to participate in volume transactions will produce better executions for the Funds.

     The Board has adopted a policy to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker-dealer for promotion or sale of Fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.

     If a Fund invests primarily in fixed-income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, such Funds would not ordinarily pay significant brokerage commissions with respect to their securities transactions.

     In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Fund's investment advisory agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

                               PORTFOLIO HOLDINGS

     The Board has adopted policies and procedures for the Trust relating to disclosure of the Trust's portfolio securities (the "Policy"). The Policy is designed to ensure disclosure of holdings information where necessary to the Trust's operation or useful to the Trust's shareholders without compromising the integrity or performance of the Trust.

     Pursuant to applicable law, the Trust is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Trust discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

     These reports are also available, free of charge, on the Trust's website at www.investorfunds.us.hsbc.com. The Trust's website also provides information about each Fund's top 10 holdings, sector holdings and other characteristics data as of the end of the most recent calendar quarter. This information on the website is provided with a lag of at least 60 days and is available until updated as of the next fiscal quarter. The information on the Trust's website is publicly available to all categories of persons.

     The Trust or the Adviser may share non-public holdings information of the Trust sooner than 60 days of the end of the fiscal quarter with the Adviser and other service providers to the Trusts (including the Trust's custodian, the Trust's sub-administrator, BISYS; and pricing services such as FT Interactive). In addition, the Trust may share non-public holdings information with mutual fund ranking and rating services, including Standard & Poor's Corporation, Morningstar, Lipper Analytical Services and Bloomberg L.P. These service providers and other entities owe contractual, fiduciary, or other legal duties of confidentiality to the Trust or the Adviser that foster reasonable expectations that holdings information will not be misused. The Trust's officers may authorize disclosure of the Trust's holdings portfolio information to service providers where such service provider needs information to fulfill its duties.

     The Trust may also disclose information about portfolio holdings to mutual fund evaluation services that agree not to disclose the information to third parties and that enter into a Confidentiality Agreement. Such Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the portfolio. Disclosures may be made to other third parties under a Confidentiality Agreement satisfactory to fund counsel and the Trust's Chief Compliance Officer ("CCO"). The Confidentiality Agreement prohibits anyone in possession of non-public holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform services for the portfolio.

     Currently, the Trust has arrangements to provide additional disclosure of holdings information to the following evaluation services: Lipper, Morningstar, Bloomberg and Standard & Poor's Corporation.

     No compensation or other consideration is paid to or received by any party in connection with the disclosure of holdings information, including the Trust, the Adviser and its affiliates.

     Pursuant to the Policy, the CCO may authorize exceptions and allow disclosures under other circumstances he or she deems appropriate. In addition, the Funds may disclose their holdings, as appropriate, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a "Material Compliance Matter" as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Board.

                             INVESTMENT RESTRICTIONS

     The Trust, with respect to each Fund, has adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a "majority of the outstanding voting securities" of a Fund. The term "majority of the outstanding voting securities" as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities." The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

     Each of the Funds is subject to the following non-fundamental restrictions, in addition to the fundamental restrictions set forth below under the headings for each Fund:

1. The Fund may not purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures.

2. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities.

3. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the SEC.

BRIC FUND, CHINA FUND AND INDIA FUND


     As a matter of fundamental policy, the Funds will not (except that none of the following investment restrictions shall prevent the Fund from investing all of its assets in a separate registered investment company with substantially the same investment objectives):


     1.   borrow money, except to the extent permitted under the 1940 Act;

     2.   issue any senior securities, except as permitted under the 1940 Act;

     3. act as underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities;

     4. purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

     5. purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

     6. make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act; and

     7. purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     In applying fundamental policy number 7, mortgage-backed securities need not be considered a single industry, and shall be classified as follows for purposes of the concentration policy. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number 7. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

PERCENTAGE AND RATING RESTRICTIONS

     If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in a Fund's Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to continue to hold the security and provided further, that the Adviser will take appropriate steps, which may include the disposition of portfolio securities, as may be necessary to satisfy the applicable requirements of the 1940 Act with respect to the Fund's investments in illiquid securities or any borrowings by the Fund.

                             PERFORMANCE INFORMATION

     The Trust may, from time to time, include the total return, annualized "yield," "effective yield" and "tax equivalent yield" quotations for a Fund, computed in accordance with formulas prescribed by the Securities and Exchange Commission (the "SEC"), in advertisements or reports to shareholders or prospective investors.

     Quotations of yield for a Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2 [(a - b + 1)(6) - 1]
                                     -----
                                      cd

     where

     a = dividends and interest earned during the period,

     b = expenses accrued for the period (net of reimbursements),

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

     d = the maximum offering price per share on the last day of the period.

     Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Each Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

     Quotations of average annual total return (after taxes on distributions) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P(1+T)n = ATVD (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years and ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the period. All total return figures (after taxes on distributions) reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.

     Quotations of average annual total return (after taxes on distributions and redemption) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)n = ATVDR (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and redemption), n = number of years and ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption. All total return figures (after taxes on distributions and redemption) reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of a Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of a Fund to yields published for other investment companies or other investment vehicles.

     A Servicing Agent may charge its customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the net return on the investment of customers of that Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of a Fund through a Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Servicing Agent and the investor, with respect to the customer services provided by the Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid an those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

     Conversely, the Trust has been advised that certain Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent from a Fund, which will have the effect of increasing the net return on the investment of such customers of those Servicing Agents. Such customers may be able to obtain through their Servicing Agent quotations reflecting such decreased or increased return.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

     The names of the Trustees of the Investor Trust, their addresses, ages/date of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

                                                                                                PORTFOLIOS IN            OTHER
NAME, ADDRESS, AND           POSITION(S)     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)     FUND COMPLEX         TRUSTEE-SHIPS
AGE/DATE OF BIRTH          HELD WITH FUND   LENGTH OF TIME SERVED     DURING PAST 5 YEARS    OVERSEEN BY TRUSTEE*   HELD BY TRUSTEE
-----------------          --------------   ---------------------     -------------------    --------------------   ---------------

NON-INTERESTED TRUSTEES

RICHARD A. BREALEY             Trustee       Indefinite; March    Emeritus Professor, London         41                  None
  P.O. Box 182845 Columbus,                   2005 to present      Business School (1968 to
  OH 43218                                                        present); Deputy Chairman,
Date of Birth:                                                     Balancing and Settlement
  June 9, 1936                                                    Code Panel (September 2000
                                                                          to present)

ALAN S. PARSOW                 Trustee      Indefinite; 1987 to   General Partner of Elkhorn         41                  None
  P.O. Box 182845                                 present          Partners, L.P. (a private
  Columbus, OH 43218                                                investment partnership)
Date of Birth:                                                           (since 1989)
  January 16, 1950

LARRY M. ROBBINS               Trustee      Indefinite; 1987 to   Private Investor; Director,        41                  None
  P.O. Box 182845 Columbus,                       present           Center for Teaching and
  OH 43218                                                          Learning, University of
Date of Birth:                                                     Pennsylvania (1999-2006)
  December 12, 1938

                               Trustee      Indefinite; 1987 to    Private Investor; Global          41                  None
MICHAEL SEELY                                     present           Multi Manager Partners
  P.O. Box 182845                                                  (1999-2003); President of
  Columbus, OH 43218                                              Investor Access Corporation
Date of Birth:                                                            (1981-2003)
  June 7, 1945

THOMAS F. ROBARDS              Trustee       Indefinite; March    Partner, Robards & Co. LLC         41                Financial
  P.O. Box 182845                             2005 to present        (2005-present); Chief                              Federal
  Columbus, OH 43218                                              Financial Officer, American                       Corporation and
Date of Birth:                                                     Museum of Natural History                           Overseas
  June 10, 1946                                                      (2003 to 2004); Chief                         Shipholding Group
                                                                   Financial Officer, Datek
                                                                  Online Inc. (2000 to 2002)

                                                                                                PORTFOLIOS IN            OTHER
NAME, ADDRESS, AND           POSITION(S)     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)     FUND COMPLEX         TRUSTEE-SHIPS
AGE/DATE OF BIRTH          HELD WITH FUND   LENGTH OF TIME SERVED     DURING PAST 5 YEARS    OVERSEEN BY TRUSTEE*   HELD BY TRUSTEE
-----------------          --------------   ---------------------     -------------------    --------------------   ---------------


INTERESTED TRUSTEE

STEPHEN J. BAKER               Trustee      Indefinite; 2004 to    Chief Executive Officer,          41                  None
  P.O. Box 182845                                 present         HSBC Investments (USA) Inc.
  Columbus, OH 43218                                                  and Executive Vice
Date of Birth:                                                    President, HSBC (USA), N.A.
  June 23, 1956                                                    (2003 to present); Chief
                                                                    Executive Officer, HSBC
                                                                   Asset Management (Canada)
                                                                    Limited (1998 to 2003)

EMERITUS TRUSTEE

FREDERICK C. CHEN              Emeritus       Until March 31,     Management Consultant (1988        41                  None
  P.O. Box 182845 Columbus,    Trustee      2009; Trustee from            to present)
  OH 43218                                  1990 to June, 2005
Date of Birth:
  April 22, 1927

         * Includes both the Fund and the Underlying Portfolio for Funds with a master/feeder structure.

         The names of the officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

NAME, ADDRESS, AND                 POSITION(S)             TERM OF OFFICE AND                PRINCIPAL OCCUPATION(S)
AGE/DATE OF BIRTH                HELD WITH FUND           LENGTH OF TIME SERVED                DURING PAST 5 YEARS
-----------------                --------------           ---------------------                -------------------

RICHARD A. FABIETTI                 President             Indefinite; March 2004      Senior Vice President, Head of Product
  452 Fifth Avenue                                              to present            Management, HSBC Investments (USA) Inc.
  New York, NY 10018                                                                           (1998 to present).
  Date of Birth:
  October 8, 1958

ELBA VASQUEZ                      Vice President          Indefinite; March 2006            Vice President of Product
  452 Fifth Avenue                                              to present            Administration, HSBC Investments (USA)
  New York, NY 10018                                                                  Inc. (2005 to present); Vice President
  Date of Birth:                                                                          of Client Services, BISYS Fund
  December 14, 1961                                                                       Services, Inc. (1996 to 2005).

TROY SHEETS*                        Treasurer                Indefinite; 2004         Employee of BISYS Fund Services, Inc.
  3435 Stelzer Road                                             to present           (2002 to present); Senior Manager, KPMG
  Columbus, OH 43219-3035                                                                      LLP (1993 to 2002).
  Date of Birth:
  May 29, 1971

NAME, ADDRESS, AND                 POSITION(S)             TERM OF OFFICE AND                PRINCIPAL OCCUPATION(S)
AGE/DATE OF BIRTH                HELD WITH FUND           LENGTH OF TIME SERVED                DURING PAST 5 YEARS
-----------------                --------------           ---------------------                -------------------

MARC A. SCHUMAN*                    Secretary           Indefinite; March 2005 to     Senior Counsel of BISYS Fund Services,
  199 Water Street                                                         present       Inc. (2005 to present); Senior
  New York, NY 10038                                                                   Corporate Counsel of The BISYS Group,
  Date of Birth:                                                                        Inc. (2001 to 2005); Of Counsel to
  December 22, 1960                                                                   Morgan, Lewis & Bockius LLP (law firm)
                                                                                                 (2000 to 2001).

FREDERICK J. SCHMIDT*            Chief Compliance           Term expires 2007;           Senior Vice President and Chief
  585 Stewart Avenue                 Officer                 2004 to present           Compliance Officer, CCO Services of
  Garden City, NY 11530                                                               BISYS Fund Services (2004 to present);
  Date of Birth:                                                                        President, FJS Associates (2002 to
  July 10, 1959                                                                       2004); Vice President Credit Agricole
                                                                                       Asset Management, U.S. (1987 to 2002)

* Messrs. Sheets, Schmidt and Schuman also are officers of certain other investment companies of which BISYS or an affiliate is the administrator or sub-administrator.

BOARD OF TRUSTEES

     Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees carry out their responsibilities in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

     The Trust has established a Trustee Emeritus Program pursuant to which the Board may offer a retiring Trustee the opportunity to serve in an advisory or similar capacity for a maximum amount of time determined by multiplying the number of years of service as Trustee by 25%. While serving in such capacity, the Trustee Emeritus is encouraged to attend and participate in meetings of the Board of Trustees and designated Committees but shall have no vote on any matters before the Board or Committee. A Trustee Emeritus is compensated for service in accordance with the regular Trustee compensation schedule. Frederick
C. Chen serves as an Emeritus Trustee of the Trust.

COMMITTEES

     The Trustees of the Trust have established an Audit Committee, a Valuation Committee, a Nominating and Corporate Governance Committee and an Investment Practices Committee for the Trust. The information below about the Committees of the Board applies to the Trust. Mr. Chen, in his capacity as Emeritus Trustee, does not participate on any committee.

     AUDIT COMMITTEE

     The Audit Committee, which is comprised entirely of Independent Trustees, includes Richard A. Brealey, Thomas F. Robards, Alan S. Parsow, Larry M. Robbins and Michael Seely. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trust. The Audit Committee is currently chaired by Mr. Robards. The audit committee (i) recommends to the Board of Trustees the selection, retention and compensation of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds with management and the independent auditors; and (v) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee of the Trust held four meetings during the last fiscal year.

     VALUATION COMMITTEE

     The Valuation Committee includes at least one of the Independent Trustees and representatives from HSBC Investments (USA) Inc. and BISYS Fund Services. The Valuation Committee is currently chaired by Mr. Parsow. The purpose of the Valuation Committee is to oversee the implementation of each Fund's valuation procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Funds' Valuation Procedures. The Valuation Committee of the Trust held no meetings during the last fiscal year, although its members were periodically consulted in respect to valuation issues.

     NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Nominating and Corporate Governance Committee, which is comprised entirely of Independent Trustees, includes Richard A. Brealey, Alan S. Parsow, Larry M. Robbins, Michael Seely and Thomas F. Robards. The Committee is currently chaired by Mr. Seely. This Committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews Trustee compensation and shall recommend any appropriate changes to the Board as a group. The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders. The Nominating and Corporate Governance Committee did not meet during the last fiscal year.

     INVESTMENT PRACTICES COMMITTEE

     The Investment Practices Committee, which is comprised entirely of Independent Trustees, is chaired by Mr. Brealey. The Committee will oversee processes related to portfolio management. The Committee is newly formed and had no meetings during the last fiscal year.

FUND OWNERSHIP

     Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds of the Trust (which includes the other funds of the Trust in addition to the Funds in this SAI) together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the HSBC Investor Family of Funds, as of December 31, 2006.

                                                                                                          AGGREGATE DOLLAR
                                                                                                           RANGE OF EQUITY
                                                                                                          SECURITIES IN ALL
                                      DOLLAR RANGE OF                      DOLLAR RANGE OF              REGISTERED INVESTMENT
                                     EQUITY SECURITIES                    EQUITY SECURITIES             COMPANIES OVERSEEN BY
                                          IN THE                               IN THE                   TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                        ADVISOR TRUST                       INVESTOR TRUST               INVESTMENT COMPANIES
---------------                        -------------                       --------------               --------------------

NON-INTERESTED TRUSTEES

Richard A. Brealey                         None                                 None                             None

Frederick C. Chen                Advisor Opportunity Fund
  (Emeritus Trustee)                 $50,001-$100,000;
                                 International Equity Fund
                                     $50,001-$100,000                           None                        Over $100,000

Alan S. Parsow                             None                                 None                             None

Larry M. Robbins                           None                                 None                             None

Michael Seely                              None                                 None                             None

                                                                                                          AGGREGATE DOLLAR
                                                                                                           RANGE OF EQUITY
                                                                                                          SECURITIES IN ALL
                                      DOLLAR RANGE OF                      DOLLAR RANGE OF              REGISTERED INVESTMENT
                                     EQUITY SECURITIES                    EQUITY SECURITIES             COMPANIES OVERSEEN BY
                                          IN THE                               IN THE                   TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                        ADVISOR TRUST                       INVESTOR TRUST               INVESTMENT COMPANIES
---------------                        -------------                       --------------               --------------------

Thomas Robards                             None                                 None                             None

INTERESTED TRUSTEE

Stephen J. Baker                           None                                 None                             None

     As of February 1, 2007, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

TRUSTEE AND OFFICER COMPENSATION

     The Trust, along with the HSBC Investor Portfolios and the HSBC Advisor Funds Trust (collectively, the "Trusts"), in the aggregate pay each Trustee who is not an "interested person" of the Trusts (as defined in the 1940 Act) an annual retainer of $35,000 and a fee of $5,000 for each regular meeting of the Board of Trustees, a fee of $3,000 for each special telephonic meeting, and a fee of $5,000 for each special in-person meeting, except that Mr. Robbins, as Chairman of the Board, receives an annual retainer of $47,000 and a fee of $9,000 for each regular meeting attended. Additionally, the Trust pays each Trustee who is not an "interested person" an annual retainer of $3,000 for each Committee on which such Trustee serves as a Committee Member, or $4,000 for Committee Chairs, and also pays each Committee Member $3,000 for each Committee meeting attended. In addition, for time expended on Board duties outside normal meetings at the request of the Chairman or a Committee Chair, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day. Mr. Chen, as Emeritus Trustee, receives an annual retainer and per diem fees for meetings attended but receives no other meeting or committee meeting fees. For the fiscal year ended October 31, 2006, the following compensation was paid to the Trustees.


-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
                                                                NON -
                                                              INTERESTED                                        INTERESTED
                                                               TRUSTEES                                          TRUSTEE
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
         COMPENSATION             FREDRICK C.     ALAN S.      LARRY M.     MICHAEL     THOMAS F.   RICHARD A.  STEPHEN J.
        FROM THE FUNDS^             CHEN (1)      PARSOW       ROBBINS       SEELY       ROBARDS     BREALEY      BAKER
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
Intermediate Duration Fund       $126.86       $135.11      $134.53       $137.92      $106.57     $102.47
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
Core Plus Fund                   $101.25       $108.30      $110.55       $110.55      $87.21      $83.79
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
High Yield Fund                  $23.98        $27.26       $36.18        $27.70       $27.26      $26.09
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
New York Tax - Free Bond Fund    $653.79       $706.10      $750.75       $719.59      $587.70     $564.43
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
Growth Fund                      $186.71       $202.32      $213.14       $206.03      $166.21     $159.57
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
Growth and Income Fund           $679.10       $724.93      $581.85       $734.96      $457.98     $440.09
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
Mid - Cap Fund                   $290.88       $314.64      $319.74       $320.46      $249.94     $240.06
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
Overseas Equity Fund             $116.83       $126.34      $137.71       $128.63      $107.19     $102.90
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
Opportunity Fund                 $139.64       $151.72      $163.20       $154.51      $127.33     $122.27
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
Value Fund                       $207.65       $224.90      $234.29       $228.91      $182.28     $174.95
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
Core Plus Fund (Advisor)         $427.04       $459.46      $470.42       $486.06      $368.35     $353.76
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------

-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
                                                                NON -
                                                              INTERESTED                                        INTERESTED
                                                               TRUSTEES                                          TRUSTEE
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
         COMPENSATION             FREDRICK C.     ALAN S.      LARRY M.     MICHAEL     THOMAS F.   RICHARD A.  STEPHEN J.
        FROM THE FUNDS^             CHEN (1)      PARSOW       ROBBINS       SEELY       ROBARDS     BREALEY      BAKER
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
International Equity Fund        $1,035.57     $1,134.40    $1,282.33     $1,151.49    $988.92     $948.66
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
Advisor Opportunity Fund +       $921.87       $1,000.47    $1,044.84     $1,018.19    $814.75     $782.32
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
LifeLine Aggressive Growth
Strategy Fund                    $13.18        $15.09       $19.39        $15.24       $14.30      $13.65
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
LifeLine Growth Strategy Fund    $44.54        $50.36       $63.76        $50.95       $47.36      $45.27
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
LifeLine Moderate Growth
Strategy Fund                    $53.62        $60.47       $75.42        $61.20       $56.60      $54.18
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
LifeLine Conservative Growth
Strategy Fund                    $16.17        $17.98       $22.23        $18.24       $16.74      $16.05
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
LifeLine Conservative Income
Strategy Fund                    $7.09         $7.91        $9.37         $8.02        $7.21       $6.91
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
Pension Or Retirement            None          None         None          None         None        None
  Benefits Accrued As Part
  Of The Funds' Expenses (2)
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
Estimated Annual Benefits
  Upon Retirement                None          None         None          None         None        None
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------
Total Compensation From
  Funds And Fund Complex(3)
  Paid To Trustees               $79,750       $86,750      $95,000       $88,250      $73,500     $70,500
-------------------------------- ------------- ------------ ------------- ------------ ----------- ----------- -----------



^ For each of the Feeder Funds and LifeLine Funds, the amounts are calculated based upon the Fund's proportionate share of the amounts charged to the Underlying Portfolio or Portfolios in which the Fund invests. Effective as of May 18, 2006, the schedule of Trustee compensation changed. Prior to that date, the Trust, in the aggregate, paid each Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) an annual retainer of $24,000 and a fee of $4,000 for each regular meeting of the Board of Trustees, a fee of $2,000 for each special telephonic meeting, and a fee of $5,000 for each special in-person meeting, except that Mr. Robbins, as Chairman of the Board, received an annual retainer of $29,000 and a fee of $6,000 for each regular meeting attended. Additionally, the Trust paid each Trustee who is not an "interested person" an annual retainer of $1,000 for each committee on which such Trustee served as of committee member or $2,000 for committee chairs and paid $2,000 for each committee meeting attended.


+    Formerly the Small Cap Equity Fund


(1) Mr. Chen is an Emeritus Trustee . He currently receives the same annual retainer as the other Trustees but receives no Committee retainers or per-meeting fees, except a per diem fee of up to $3,000 per day for attendance at any meetings.

(2) The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to retirement benefits upon retirement from the Board of Trustees.

(3) For these purposes, the Fund Complex consisted of 38 Funds of HSBC Investor Funds, HSBC Advisor Funds Trust, HSBC Investor Portfolios, and offshore feeder funds, as of October 31, 2006. HSBC Investor Funds includes 7 money market funds covered by a separate SAI.

     None of the officers receive compensation directly from the Funds. Under a Compliance Services Agreement between the Trust and BISYS, BISYS makes a BISYS employee available to serve as the Trust's Chief Compliance Officer. Under the Agreement, BISYS also provides infrastructure and support in implementing the written policies and procedures comprising the Fund Compliance Program. This includes providing support services to the Chief Compliance Officer, developing standards for reports to the Board by BISYS and other service providers, and assisting in preparing or providing documentation for the Board to make findings and conduct reviews pertaining to the Fund Compliance Program and related policies and procedures of Fund service providers. The Agreement also covers arrangements under which BISYS employees serve the Trust in certain other officer capacities, which may include the Chief Financial Officer. For the services provided under the Agreement, the Trust currently pay BISYS $250,800 per annum, plus certain out of pocket expenses. BISYS pays the salary and other compensation earned by any such individuals as employees of BISYS.

PROXY VOTING


     The Trust has adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Funds' Adviser and Sub-Advisers. The Proxy Voting Policies (or summaries thereof) of the Trust and the Adviser and Sub-Advisers are attached as Appendices C-F.


     After the Funds commence operations, information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ending June 30 of each year will be available (i) without charge, upon request, by calling 1-800-782-8183; (ii) on the Funds' website at www.investorfunds.us.hsbc.com, and (iii) on the SEC's website at http://www.sec.gov.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

     HSBC Investments (USA) Inc. is the investment adviser to each Fund pursuant to an investment advisory contract (the "Advisory Contract") with the Trust. For its services, the Adviser is entitled to a fee from each Fund, which is accrued daily and paid monthly, and which is based on the Fund's daily net assets, at an annual rate as set forth below. These amounts do not include sub-advisory fees payable by the Adviser to the respective sub-advisers.

   FUND                                 FEE
   ----                                 ---

BRIC Fund                              0.80%*


China Fund                             0.65%*

India Fund                             0.65%*


--------------------

* The Adviser has entered into a written agreement with the Fund under which it will waive 0.20% of its management fee. This fee waiver is contractual and shall be in effect until March 1, 2009.

     The Adviser or its affiliates may, out of their own resources, assist in marketing the Funds' shares. Without limiting the foregoing, the Adviser may, out of its own resources and without cost to a Fund, make both cash and non-cash payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares of a Fund. Historically, these payments have generally been structured as a percentage of average net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the above. These payments are made by the Adviser in addition to any 12b-1 fees, shareholder services fees, and/or sales charges, or portion thereof, that are borne by shareholders and paid to such financial intermediaries. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.


     The Investment Advisory Contract for each Fund ("Advisory Contract") will continue in effect through December 31, 2008. Thereafter, the Advisory Contract will continue in effect with respect to the Fund for successive periods not to exceed one (1) year, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of a Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. Notwithstanding the foregoing, the Advisory Contract may be terminated with respect to a Fund without penalty by either party on 60 days' written notice and will terminate automatically in the event of its assignment, within the meaning of the 1940 Act.


     The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank USA, National Association ("HSBC"), which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA, Inc. or HSBC will be purchased for a Fund or Portfolio.

     The Advisory Contract for each Fund provides that the Adviser will manage the portfolio of the Fund, either directly or through one or more sub-advisers, and will furnish to the Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of each Fund.

     If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

     The investment advisory services of the Adviser to the Funds are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

     The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission ("SEC") that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees of the Trust, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new sub-adviser will be mailed to shareholders within 120 days of the change in sub-adviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a sub-adviser with 120 days of the material change. The Adviser remains responsible for the performance of each Fund, oversees sub-advisers to ensure compliance with each Fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style and performance results in order to recommend any changes in a sub-adviser to the appropriate Trust's Board of Trustees. Because the Sub-Advisers below are affiliated with the Adviser, the foregoing authority under the exemptive order is not applicable to the sub-advisory arrangement with the current Sub-Advisers.

SUB-ADVISERS


     For the BRIC Fund, the Adviser has retained Sinopia Asset Management as the sub-adviser ("Sub-Adviser" or "Sinopia") which is responsible for the investment management of the Fund's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by the Sub-Adviser in its discretion. For its services to the Fund, Sinopia receives a sub-advisory fee of 0.40% based on the Fund's average daily net assets.

     For the China Fund, the Adviser has retained Halbis Capital Management (Hong Kong) Limited as the sub-adviser ("Sub-Adviser" or "Halbis") which is responsible for the investment management of the Fund's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by the Sub-Adviser in its discretion. For its services to the Fund, the Sub-Adviser receives a sub-advisory fee of 0.55% based on the Fund's average daily net assets.

     For the India Fund, the Adviser has retained HSBC Investments (Singapore) Limited as the sub-adviser ("Sub-Adviser or "HSBC Singapore") which is responsible for the investment management of the Fund's assets, including making the investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or brokers or dealers selected by the Sub-Adviser in its discretion. For its services to the Fund, the Sub-Adviser receives a sub-advisory fee of 0.55% based on the Fund's average daily net assets.


     The investment advisory services of each Sub-Adviser are not exclusive under the terms of its sub-advisory agreement. The Sub-Adviser is free to and does render investment advisory services to others.

     The Sub-Advisers also furnish to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on its services and the investment performance of the relevant Fund.



PORTFOLIO MANAGERS

     The Prospectus identifies the individual or individuals who are primarily responsible for the day-to-day management of each of the Funds (the "portfolio manager(s)"). This section of the SAI contains certain additional information about the portfolio managers, their compensation, other accounts managed by them, and potential conflicts of interest. In each section, there is information in a tabular format, as of _________, 2007, about the other accounts, if any, in addition to the relevant Fund or Funds, over which the portfolio manager(s) also have primary responsibility for day-to-day management.

     Each of the tables below shows the number of other accounts managed by the portfolio manager(s) and the total assets in those accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category of accounts, the tables also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee paid by the account holder is based on account performance, if applicable.

                                                                                                 OTHER ACCOUNTS WITH
                                                                                              PERFORMANCE -BASED FEES/
                                           OTHER ACCOUNTS MANAGED                             TOTAL ASSETS IN ACCOUNTS
                       --------------------------------------------------------------- ---------------------------------------
                            OTHER                                                           NUMBER &
                          REGISTERED          OTHER POOLED                                  TYPE OF           TOTAL ASSETS
        NAMES OF          INVESTMENT           INVESTMENT                                   ACCOUNTS             IN SUCH
       PORTFOLIO          COMPANIES             VEHICLES                                     IN THIS            ACCOUNTS,
        MANAGERS           ("RICS")             ("PIVS")            OTHER ACCOUNTS          CATEGORY              IF ANY
---------------------- ---------------- ----------------------- ---------------------- ------------------- -------------------

BRIC FUND:
Patrick Gautier*        NONE                       8              NONE                     NONE
                                             ($689 million)
CHINA FUND:
Richard Wong*

INDIA FUND:
Sanjiv Duggal*

         * For each additional account listed, each portfolio manager that is a member of the team participates in managing the account in the same manner as described in the prospectus in relation to the Fund. In other words, the structure of the team and functions of the individual members of the team are the same for each account managed. For each team, the information is the same for each team member.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     As employees of each of Halbis, HSBC Singapore and Sinopia, each an affiliate of the Adviser, the portfolio managers are compensated by Halbis, HSBC Singapore and Sinopia, respectively, for their services. Their compensation has the following components (1) a base salary consisting of a fixed amount, (2) a discretionary bonus, which is paid partially in cash and partially in restricted shares of HSBC Holdings, Ltd., and (3) eligibility for participation in the 401(k) retirement plan and other employee benefits programs generally made available to the Adviser's employees.

     The restricted shares are currently awarded on a yearly basis under the HSBC Holdings Ltd. Restricted Share Plan 2000 and are denominated in ordinary shares. The shares earn dividend equivalents but do not have voting rights. Generally, the shares vest in full upon the 3rd anniversary of the date of grant as long as the awardee remains in the employ of the HSBC Group during the restricted period. The shares are taxed at vest and treated as ordinary income.

     Amounts paid to the portfolio managers as discretionary bonus and as deferred compensation are paid at the discretion of the relevant manager to whom the individual reports. Amounts paid as discretionary bonuses and as deferred compensation will vary based upon the relevant manager's assessment of the employee's performance, taking into account the relevant business unit's financial performance during the most recent fiscal year. Key factors affecting decisions concerning discretionary compensation under the deferred compensation plan are the Adviser's profitability, individual performance, teamwork and total compensation of the employee relative to the market for similarly qualified individuals.

FUND OWNERSHIP OF PORTFOLIO MANAGERS

     The Funds are newly organized, and none of the portfolio managers beneficially owned shares of the Funds as of the date of this SAI.

POTENTIAL CONFLICTS OF INTEREST

     Actual or potential conflicts of interest may arise from the fact that the Adviser (which for purposes of this discussion includes Halbis and Sinopia) and the portfolio managers of the Funds have day-to-day management responsibilities with respect to accounts of clients other than the Funds ("Other Clients"). The Adviser has developed policies and procedures intended to detect, manage and/or mitigate the types of conflicts of interest described below. Although there can be no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises, the Adviser endeavors to ensure that all of its clients are treated fairly.

     The Adviser may receive different compensation from Other Clients including clients that may pay the Adviser higher fees, including performance fees. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Other Clients when, for example, allocating securities transactions. The Adviser may have an incentive to allocate securities that are expected to increase in value to these favored clients. Initial public offerings, in particular, are frequently of very limited availability. In order to mitigate these types of conflicts, the Adviser has policies and procedures that provide for the allocation of securities transactions on a pro rata basis among the Adviser's clients for whom participation in such transaction is deemed appropriate by the Adviser.

     Other potential conflicts with respect to the allocation of trades include the perception that the Adviser may be causing a client to participate in an offering not appropriate for such client so as to increase the Adviser's overall allocation of securities in that offering in order to, for example, gain favor with a particular underwriter with whom the Adviser or its affiliates hope to engage in unrelated transactions. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because the Adviser manages accounts that engage in short sales of securities of the type in which many clients may invest, the Adviser could be seen as harming the performance of certain client accounts (i.e., those clients not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Similarly, the Adviser could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

     The Adviser and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. These differences result, from among other things, variations in account characteristics such as size, cash position, tax situation, risk tolerance or investment restrictions. As a result, a particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. To the extent that the Adviser does take similar action with respect to different clients, it should be noted that simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. If an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Adviser considers equitable. Situations may occur where the Funds could be disadvantaged because of the investment activities conducted by the Adviser or its affiliates for other investment accounts.

     Employees of the Adviser, including portfolio managers, may engage in personal trading, subject to the Adviser's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from trading by clients in similar securities. The Adviser's Code of Ethics is designed to mitigate these conflicts by requiring, among other things, pre-clearance of certain trades and the reporting of certain types of securities transactions.

     Because portfolio managers of the Adviser manage multiple client accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts. For example, an apparent conflict could arise if a portfolio manager is perceived to be devoting greater time and attention to an account which pays the Adviser higher fees. Although the Adviser does not specifically track the time and attention each portfolio manager spends on each account he or she manages, the Adviser does closely monitor the performance of all of its clients to ensure, to the extent possible, the portfolio managers have adequate resources to manage effectively all accounts.

DISTRIBUTION PLAN - CLASS A SHARES ONLY

     A Distribution Plan has been adopted by the Trust (the "Distribution Plan") with respect to the Class A Shares (the "Class A Plan") of each Fund. The Distribution Plan provides that it may not be amended to increase materially the costs which the Class A Shares may bear pursuant to the Class A Plan without approval by shareholders of the Class A Shares and that any material amendments of the Distribution Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Independent Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plan has been approved, and is subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. In adopting the Class A Plan, the Trustees considered alternative methods to distribute the Class A Shares and to reduce the class's expense ratio and concluded that there was a reasonable likelihood that the Distribution Plan will benefit its class and shareholders. The Distribution Plan is terminable with respect to the Class A Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

THE DISTRIBUTOR

     BISYS Fund Services Limited Partnership ("BISYS LP"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as distributor to the Funds under a Distribution Contract with the Trust. BISYS, BISYS LP, and their affiliates also serve as administrator or distributor to other investment companies. BISYS and BISYS LP are each a wholly-owned subsidiary of The BISYS Group, Inc. The Distributor may make payments to broker-dealers for their services in distributing Shares of the Funds.

     Pursuant to the Distribution Plan adopted by the Trust, the Distributor is reimbursed from each Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A

Shares of the Funds and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A Plan, the amount of their reimbursement from a Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

     The Distribution Plan is subject to the Board of Trustees' approval. The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plan in that year.


SHAREHOLDER SERVICES PLAN

     The Trust has adopted a Shareholder Services Plan which provides that the Trust may obtain the services of one or more Servicing Agents that shall, as agents for their customers who purchase the Fund's Class A Shares perform certain shareholder account, administrative and service functions for such customers, and may enter into agreements providing for the payment of fees for such services. The Shareholder Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Shareholder Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A Shares by a majority vote of shareholders of that class. The Shareholder Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. See "Servicing Agents," below.


ADMINISTRATOR AND SUB-ADMINISTRATOR


     Pursuant to an Administration Agreement dated as of July 1, 2006, as amended June 4, 2007, the Adviser serves as the Trust's administrator (the "Administrator"), and in that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trust's operations. Pursuant to a Sub-Administration Agreement dated as of the same date, the Administrator has retained BISYS Fund Services Ohio, Inc. ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the "Sub-Administrator"). BISYS served as the administrator (rather than sub-administrator), through June 30, 2006. Management and administrative services of the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

     Pursuant to a Sub-Administration Agreement dated as of June 30, 2005, as amended June 4, 2007, and a Master Services Agreement dated April 1, 2003 and subsequently amended (the "Master Services Agreement"), BISYS provides the Funds with various services, which include sub-administration of the Trust and the Funds. BISYS' services also include certain legal and compliance services, as well as fund accounting and transfer agency services. The Administrator and BISYS provide certain persons satisfactory to the Board of Trustees to serve as officers of the Trust. Such officers, as well as certain other employees of the Trust, may be directors, officers or employees of the Administrator, BISYS or their affiliates.


     The Administration Agreement was renewed for the one (1) year period ending December 31, 2007, and may be terminated upon not more than 60 days' written notice by either party. The Agreement provides that the Administrator shall not be liable to the Trust except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. The Master Services Agreement and Sub-Administration Agreement were also renewed for the one (1) year period ending December 31, 2007. The Agreements provide that BISYS shall not be liable to the Trust except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

     The administration fee primarily consists of an asset-based fee accrued daily and paid monthly at an annual rate of:




$0-$12 billion ...........................................      0.0525%
In excess of $12 billion .................................      0.0350%


     The fee rate and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor family of funds. The total administration fee to be paid is allocated to each of the funds in the fund complex based upon its proportionate share of the aggregate net assets of the fund complex, and then allocated to each class of shares on a class basis.

TRANSFER AGENT

     Under the Master Services Agreement with BISYS, BISYS acts as transfer agent ("Transfer Agent") for the Trust. The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions, and acts as dividend disbursing agent for the Trust. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN

     Pursuant to a Custodian Agreement, Northern Trust Company acts as the Custodian of each Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of each Fund. Securities held for each Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Funds or decide which securities will be purchased or sold for a Fund. For its services, the Custodian receives such compensation as may from time to time be agreed upon by it and the Trust.

FUND ACCOUNTING AGENT

     Pursuant to the Master Services Agreement, BISYS also serves as fund accounting agent to each Fund.

SERVICING AGENTS

     The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with certain Servicing Agents, including HSBC, pursuant to which the Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Funds' shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trust; and provides such other related services as the Trust or a shareholder may request. Each Fund is authorized to pay a shareholder servicing fee up to 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class A Shares.

     The Trust understands that some Servicing Agents also may impose certain conditions on its customers, subject to the terms of the Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent from the Funds with respect to those accounts.

FEDERAL BANKING LAW

     The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's and the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees of the Trust would review the relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that a Fund be liquidated.

EXPENSES

     Except for expenses paid by the Adviser and the Distributor, each Fund bears all the costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares must include payments made pursuant to its Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to a Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of each of the shares is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The value of fixed income securities held in a Fund's portfolio will be determined on each day the fixed income market on which the security trades is open. It is anticipated that the U.S. markets for fixed income securities will be closed on certain days and at certain times when the NYSE is open for trading. On days or at times that the fixed income markets are closed and the NYSE is open, each Fund that holds a fixed income security in its portfolio will value that security based on market quotations as of the most recent closing of the fixed income market on which the security trades or valued at fair value in accordance with procedures established by the Trust, as appropriate.

     The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available or are deemed unreliable due to a significant event or otherwise are based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Fund's Board of Trustee. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

     For purposes of determining a Fund's net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

     Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in a Fund's portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. The Adviser typically completes its trading on behalf of the Funds in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. The value of a foreign security held by a Fund is converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation at the time as of which the NAV is calculated, typically 4:00 p.m., eastern time. Such bid quotation shall be obtained from an independent pricing service approved by the Board of Trustees. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the Trust.

     In making such valuations, the pricing service utilizes dealer-supplied valuations which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Fund securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

     Interest income on long-term obligations in a Fund's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

     The accounting records of a Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

     The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation.

According to FRR 1 such factors would include consideration of the type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     To the extent that a Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

     Subject to the Trust's compliance with applicable regulations, the Trust on behalf of each Fund has reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from a Fund and therefore shareholders of a Fund that receive redemptions in kind will receive securities of the portfolio. The Funds have advised the Trust that the Funds will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

                               PURCHASE OF SHARES

     Shares may be purchased through the Distributor, Shareholder Servicing Agents or through Securities Brokers. Shares may be purchased at their net asset value next determined after an order is transmitted to and accepted by the Transfer Agent or is received by a Shareholder Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Transfer Agent. Purchases are effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for shares to the Transfer Agent.

     All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

     An investor may purchase Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or Securities Broker to purchase such Shares on his behalf through the Transfer Agent.

     Certain clients of the Adviser whose assets would be eligible for purchase by the Funds may purchase shares of the Trust with such assets. Assets purchased by the Funds will be subject to valuation and other procedures by the Board of Trustees.

     The following information supplements and should be read in conjunction with the sections in the Funds' Prospectuses entitled "Purchasing and Adding to Your Shares" and "Distribution Arrangements/Sales Charges". The Prospectuses contain a general description of how investors may buy shares of the Funds and states whether a Fund offers more than one class of shares. Class A shares are generally sold with a sales charge payable at the time of purchase. The prospectus contains a table of applicable CDSCs. The Funds may sell shares without a sales charge pursuant to special purchase plans.

     When purchasing Fund shares, you must specify which Class is being purchased.

     Shares of the Funds are offered on a continuous basis at net asset value, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

     The sales load on Class A Shares does not apply in any instance to reinvested dividends.

     From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

The Distributor may also provide additional compensation to dealers in connection with sales of shares of the Funds. Dealers may not use sales of a Fund's Shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by the Funds or their shareholders.

     Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of the Trust for recordholders of such shares.

EXCHANGE PRIVILEGE

     By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of each Fund may exchange some or all of his Shares for shares of a corresponding class of one or more of the following investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"): HSBC Investor U.S. Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor Cash Management Fund, HSBC Investor Tax-Free Money Market Fund and the HSBC Investor California Tax-Free Money Market Fund (the "Money Market Funds"); HSBC Short Duration Fixed Income Fund, HSBC Investor Core Fixed Income Fund/Advisor Core Plus Fixed Income Fund, HSBC Intermediate Duration Fixed Income Fund, HSBC Investor Core Plus Fixed Income Fund, HSBC Investor High Yield Fixed Income Fund, New York Tax-Free Bond Fund, HSBC Investor Global Emerging Markets Fixed income Fund, HSBC Investor Global Fixed Income Fund (U.S. Hedged), HSBC Investor Global Fixed Income Fund, and HSBC Investor Money Market Fund (the "Income Funds"); HSBC Investor Growth Fund, HSBC Investor Value Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund and HSBC Investor Opportunity Fund/Advisor Opportunity Fund the ("Equity Funds"). The Class A, B and C Shares of the Income Funds and Equity Funds are referred to as the "Retail Classes"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Retail Classes may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trust's other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

     An investor will receive Class A Shares of a Fund in exchange for Class A shares of other HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares, and Advisor Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of Class B Shares may not exchange their Shares for shares of any other class. Exchanges into Class A Shares may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

     Because Class R Shares of the LifeLine Funds are held within retirement plans, exchange privileges are only available for other Class R Shares of the LifeLine Funds. Please contact your retirement plan administrator for information on how to exchange your Class R Shares within your retirement plan.

     The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange. It should also be noted that the Funds impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 30 days. See "Redemption Fee."

     An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dealer or by providing written instruction to the Distributor.


IN-KIND PURCHASES

     The Trust, in its discretion, may permit purchases of Fund shares by means of in-kind contributions of portfolio securities under certain circumstances. An in-kind contribution must be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. In connection with an in-kind securities purchase, the Funds will require, among other things, that the securities be valued in the same manner as they would be valued for purposes of computing a Fund's NAV; that the Funds receive satisfactory assurances that they will have good and marketable title to the securities received by them; and that the securities be in proper form for transfer to the Funds. In addition, the Funds generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale.

     The Funds will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares. Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such a purchase.


AUTOMATIC INVESTMENT PLAN

     The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Funds. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified in writing to discontinue further investments. Due to the varying procedures to prepare, process and forward the bank withdrawal information to the Trust, there may be a delay between the time of bank withdrawal and the time the money reaches the Funds. The investment in the Funds will be made at the net asset value per share determined on the Fund Business Day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

     For further information on how to purchase Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

     Shares are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a Securities Broker. Shareholder Servicing Agents and Securities Brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent and Securities Broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or Securities Broker. Conversely, certain Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent and Securities Broker from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Servicing Agents and Securities Brokers.

     Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Funds' custodian bank by following the procedures described above.


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

     For further information on how to direct a Securities Broker or a Shareholder Servicing Agent to purchase Shares, an investor should contact his Securities Broker or his Shareholder Servicing Agent.

                                  SALES CHARGES

CLASS A SHARES

     The public offering price of the Class A Shares of the Funds equals net asset value plus the applicable sales charge. The Distributor receives this sales charge and may reallow it as dealer discounts and brokerage commissions as follows:

EQUITY FUNDS

                                      SALES CHARGES AS:
     SIZE OF TRANSACTION AT            PERCENTAGE OF        PERCENTAGE OF NET
         OFFERING PRICE                OFFERING PRICE        AMOUNT INVESTED
         --------------                --------------        ---------------

Less than $50,000                           5.00%                 5.26%
$50,000 but less than $100,000              4.50%                 4.71%
$100,000 but less than $250,000             3.75%                 3.90%
$250,000 but less than $500,000             2.50%                 2.56%
$500,000 but less than $1,000,000           2.00%                 2.04%
$1,000,000 and over                         1.00%                 1.01%

SALES CHARGE WAIVERS

     The Distributor may waive sales charges for the purchase of Class A Shares of the Funds by or on behalf of (1) purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of HSBC, BISYS and any affiliates thereof, (3) Trustees of the Trust, (4) directors and retired directors (including spouses and children of directors and retired directors) of HSBC and any affiliates thereof, (5) purchasers who use proceeds from an account for which HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Class A Shares of the Fund, (6) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals), (7) investment advisers or financial planners that have entered into an agreement with the Distributor and that place trades for their own accounts or the accounts of eligible clients and that charge a fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent that has entered into an agreement with the Distributor, (8) orders placed on behalf of other investment companies distributed by BISYS L.P. or its affiliated companies, and (9) shares purchased by tax-qualified employee benefit plans. The Distributor may also waive Class A shares that were subject to a sales charge, sales charges for the purchase of the Funds Class A shares with the proceeds from the recent redemption of Class B shares, or Class C Shares of the Funds. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. To receive a sales charge waiver in conjunction with any of the above categories, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification.

CONCURRENT PURCHASES

     For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Class A Shares of any fund in the HSBC Investor Family of Funds. For example, if a Shareholder concurrently purchases Class A Shares in one of the Funds of the Trust sold with a sales charge at the total public offering price of $25,000 and Class A Shares in another Fund sold with a sales charge at the total public offering price of $75,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

LETTER OF INTENT

     An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A Shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her purchase(s) of Class A Shares during this 90-day period at the end of the 13-month period, the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

     A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares, are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A Shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. For further information about Letters of Intent, interested investors should contact the Trust at 1-800-782-8183. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

RIGHT OF ACCUMULATION

     Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A Shares of the Funds then being purchased plus (b) an amount equal to the then current net asset value of the "purchaser's combined holdings" of the Class A Shares of the Funds that were subject to a sales charge, and any Class B Shares and/or Class C Shares held. Class A Shares sold to purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial (other than retirement accounts), agency, or similar capacity are not presently subject to a sales charge. The "purchaser's combined holdings" described above shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

                              REDEMPTION OF SHARES

     A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Distributor, or to his Securities Broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class

A Shares and Class Y Shares may be redeemed without charge. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

     The proceeds of a redemption are normally paid from each Fund in U.S. dollars on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

     Unless shares have been purchased directly from the Distributor, a shareholder may redeem shares only by authorizing his Securities Broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his Securities Broker or his Shareholder Servicing Agent). For further information as to how to direct a Securities Broker or a Shareholder Servicing Agent to redeem shares, a shareholder should contact his Securities Broker or his Shareholder Servicing Agent.

     The Board of Trustees of the Trust has adopted Redemption-in-Kind Procedures that provide that redemptions by affiliated shareholders may be satisfied by the distribution of portfolio securities in-kind, reflecting the shareholder's proportionate interest in the relevant Fund, subject to certain adjustments. The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, is required under the Procedures to determine no less frequently than quarterly that all redemptions in kind to affiliated shareholders made during the preceding quarter (if any) (a) were effected in accordance with the procedures; (b) did not favor the affiliated shareholder to the detriment of any other shareholder; and (c) were in the best interests of the distributing Fund.

REDEMPTION FEE

     The Funds impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 30 days.

SYSTEMATIC WITHDRAWAL PLAN

     Any shareholder who owns shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

     REDEMPTION BY LETTER. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Funds' transfer agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     REDEMPTION BY WIRE OR TELEPHONE. An investor may redeem Class A Shares of the Funds by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the applicable Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities broker or bank. If either Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

                                RETIREMENT PLANS

     Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS

     Shares of the Fund may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Servicing Agent. In any event, such a plan is available from the Sponsor naming BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

DEFINED CONTRIBUTION PLANS

     Investors who are self-employed may purchase shares of the Funds for retirement plans for self-employed persons which are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax adviser should be consulted.

SECTION 457 PLAN, 401(K) PLAN, 403(B) PLAN

     The Funds may be used as investment vehicles for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Funds may also be used as investment vehicles for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends substantially equal to a Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes.

     Each Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to each Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Shares begin accruing dividends on the day they are purchased. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional shares of each Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

     Certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid.

              DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

INVESTOR TRUST

     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Investor Trust has 27 series of shares. The separate series of the Trust constitute a separately managed "Fund." The Trust reserves the right to create additional series of shares. Currently, the Funds issue separate classes of shares as described under "General Information."

     Each share of each class of the Funds, if applicable, represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     Under the Trust's Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or its Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees (i) to fill any existing vacancies on the Board if after filling the vacancy, less than two-thirds of the Trustees then holding office would have been elected by shareholders, or (ii) if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Trust's Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

     The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Shareholders of each Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the same Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of a Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Servicing Agent may vote any shares as to which such Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Servicing Agent is the agent of record. Any shares so voted by a Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

OWNERSHIP OF THE FUNDS

     The Funds are newly organized, therefore, no persons owned of record 5% or more of a Fund or class of shares as of the date of this SAI, with the exception of any initial shares issued to the Distributor.

                                    TAXATION

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

     The Funds intend to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly traded partnerships.

     If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on municipal securities) would be taxable to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits.

     As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all or substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

     A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

DISTRIBUTIONS IN GENERAL

     Distributions of investment company taxable income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares (see below for information concerning reduced rates of tax for certain dividends exempt-interest dividends and capital gain dividends). Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

     Generally, the maximum tax rate for individual taxpayers on long-term capital gains and on certain qualifying dividends on corporate stock is 15%. These rates do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as "qualified foreign corporations."

     The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are subject to a maximum federal income tax rate of 15% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income.

     Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a partial return of invested


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

capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

DISPOSITIONS

     Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. If an individual shareholder has held the shares as a capital asset for more than 12 months, the maximum current federal income tax rate is 15%. Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that dividends received from a Fund are designated as exempt-interest dividends. Any loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

     If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

BACKUP WITHHOLDING

     The Funds generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Funds with the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

     Distributions may be subject to additional state and local taxes, depending on each shareholder's particular situation. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2007 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. Each Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

     Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Subject to certain limitations, dividends payable to certain non-U.S. shareholders will be exempt from withholding of U.S. tax through 2007 to the extent such dividends are attributable to interest or short-term capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.


     INDIAN TAX ISSUES (THE BRIC FUND AND INDIA FUND). Under the Indian income-tax legislation, as a general rule, long-term capital gains applicable to FIIs registered with SEBI upon the disposal of securities is taxable at 10% (plus surcharges) whereas short-term capital gains are taxable at 30% (plus surcharges). Shares in a company, other securities listed on a recognized stock exchange in India and units of a mutual fund registered with SEBI qualify as long-term if they are held for more than one year prior to disposal and as short-term if they are held for one year or less prior to disposal. Securities other than the foregoing qualify as long-term only if they are held for more than three years prior to disposal and as short-term if they are held for three years or less prior to disposal.

     As a special rule which applies to all taxpayers, long-term capital gains arising from the disposal of equity shares in a company are exempt from income tax if the transaction is entered through a recognized stock exchange in India and the applicable securities transaction tax is paid. Short-term capital gains resulting from the disposal of equity securities is taxable at 10% (plus surcharges) if the relevant transaction is entered through a recognized stock exchange in India and the applicable securities transaction tax is paid. The disposal of equity shares through a recognized Indian stock exchange is subject to a securities transaction tax ("STT") of 0.025%, which is recovered by the stock exchange from the settlement amount. STT, however, is not tax deductible while computing capital gains. Capital gains tax is imposed as described above only upon the disposal of securities (I.E.,when the gains are realized).

     Unrecouped capital losses can be carried forward to set-off future "capital gains". In order to carry such losses forward, the tax return for the loss year (April to March) must be filed within a prescribed time period. Capital losses can be carried forward for a maximum period of eight years. Urecouped business loss is treated similarly.

     Interest income received by FIIs from debt securities is subject to a tax of 20% (plus surcharges). Dividends received from shares are fully exempt from income tax in the hands of the relevant shareholder (including an FII). However, the dividend paying company is liable to a distribution tax of 15% (plus surcharges).

     Gains from the disposal of securities which are classified as "business income" (rather than "capital gains") are subject to income tax at the full applicable rates without any exemptions. Therefore, a FII that is organized as a corporate entity would be taxed at the rate of 40% (plus surcharges) whereas a non-corporate entity would be taxed at the rate of 30% (plus surcharges) of its "business income". Any STT paid is generally available as a rebate from the income tax payable on such "business income". Unrealized gains/loss on securities could be subject to income tax when computing "business income".

     India's right to impose income tax on a non-resident as well as to apply a tax rate as per its income tax legislation is subject to the provisions of any applicable Double Taxation Avoidance Agreement (if any) between India and the country of tax residence of such non-resident.


     Taxes incurred on the Funds' short-term realized gains may lower the potential short-term capital gains distribution of the Funds. Any taxes paid in India by the Funds on short-term realized gains will be available to be included in the calculation of the Funds' foreign tax credit that is passed through to shareholders via Form 1099-DIV. Although taxes incurred on short-term gains may lower the potential short-term capital gains distribution of the Funds, they also potentially lower, to a larger extent, the total return of the Funds as proceeds from sales are reduced by the amount of the tax.


     CHINA TAX ISSUES (THE CHINA FUND). The Chinese system of taxation is not as well settled as that of the United States and may have retroactive effects. Generally, income derived from interest, dividends, profit distributions and capital gains of B-Shares is subject to a 20% withholding tax. This tax is reduced to 10% on income received from companies established in Shanghai or Shenzhen. If Chinese issuers of B-Shares qualify as Sino-foreign joint ventures, it is possible that they will be exempted from the withholding tax. Any gains realized by the China Equity Fund from the sale of B-Shares may be considered as China resourced income which will be subject to withholding tax at the rate described above




FUND INVESTMENTS

     MARKET DISCOUNT. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount" not previously taken into account.

     ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     OPTIONS FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

     Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.

     Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

     CONSTRUCTIVE SALES. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of a Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

     ALTERNATIVE MINIMUM TAX. While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

     All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Funds will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

                                OTHER INFORMATION

CAPITALIZATION

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30,
1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994 the name of the Trust was "Fund Trust". Prior to April 12, 2001, the name of the Trust was Republic Funds.

     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional class or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Trustees has appointed KPMG LLP as the independent registered public accounting firm of the Trust for the fiscal year ending October 31, 2007. KPMG LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and

Exchange Commission. KPMG LLP's address is 191 West Nationwide Blvd., Suite 500, Columbus, OH 43215.

COUNSEL

     Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust. Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174, acts as counsel to the Independent Trustees of the Trust.

CODE OF ETHICS

     The Trust, and each of the Adviser, the Sub-Advisers and BISYS have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C. or on the SEC's website at http://www.sec.gov.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

     The Fund's audited financial statements will be provided without charge, when available, to each shareholder of the Fund or person receiving this Statement of Additional Information on or after the date of such availability.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Trust, P.O. Box 182845, Columbus, Ohio 43218-2845.

GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL/FREE)

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S RATING SERVICES (S&P)

Corporate and Municipal Bonds

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA An obligation rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A An obligation rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB An obligation rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB An obligation rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Plus (+) or Minus (-) The ratings from `AA' to `BB' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Corporate and Municipal Notes

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3        Speculative capacity to pay principal and interest.

Note: An S&P rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term rating.

Commercial Paper

A I Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. However, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Variable Rate Demand Obligations:

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (i.e., `AAA/A-1+). With short term demand debt, note rating symbols are used with the commercial paper symbols (i.e., `SP-1+/A-1+).

MOODY'S INVESTORS SERVICE

U.S. Municipal Bonds

Aaa Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Bb. The modifier 1 indicates that the obligation rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1/ This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly VMIG1 1reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/ This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding VMIG 2 group.

MIG 3/ This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access VMIG 3 for refinancing is likely to be less well-established.

Note: A two component rating is assigned to variable demand obligations (VRDOs). The first element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or

NR/VMIG 1. MIG rating expire at note maturity, while VMIG ratings expirations will be a function of each issuer's specific structural or credit features.

Commercial Paper

Prime-1 Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        Leading market positions in well established industries.

        High rates of return on funds employed.

                Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

FITCH, INC.

Long Term Credit Ratings (includes U.S. Public Finance securities)

AAA Highest credit quality. `AAA' denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. Single `A' rating denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Plus (+) or Minus (-) Plus and minus signs may be appended to denote relative status within major ratings categories. Plus and minus signs, however, are not added to the `AAA' category.

Short-Term Credit Ratings (includes Note & Commercial Paper)

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added plus (+) sign to denote exceptionally strong credit feature.

F-2 Good credit quality. Indicates a satisfactory capacity for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or F-1" ratings.

F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  Plus (+) The plus sign may be appended to a 'F-1' category to denote relative status within the category.

Variable Rate Demand Obligations

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as 'AAA/F1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

APPENDIX B

DESCRIPTION OF MUNICIPAL OBLIGATIONS

     Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

     The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending" on numerous factors.

     Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

     1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

     2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

     3. Tax And Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

     4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

     Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Standard & Poor's Rating Services and Fitch, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

APPENDIX C

HSBC INVESTOR FUNDS, HSBC ADVISOR FUNDS TRUST, AND HSBC INVESTOR PORTFOLIOS PROXY VOTING POLICY

     The Trust delegates the authority to vote proxies related to portfolio securities of each series (the "Funds") of the Trust to HSBC Asset Management (Americas) Inc. ("HSBC"), which in turn delegates proxy voting authority for some Funds of the Trust to a Sub-Adviser retained to provide day-to-day portfolio management for that Fund. The Boards of Trustees (the "Board") adopt the proxy voting policies and procedures of HSBC and the Sub-Advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of each Fund. These policies and procedures are attached hereto.

     The Board will provide the Trust's consent to vote in matters where HSBC or a Sub-Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

APPENDIX D

                           HSBC Investments (USA) Inc.
                      Halbis Capital Management (USA) Inc.

                       PROXY VOTING POLICY AND PROCEDURES
                       ----------------------------------

         The purpose of this proxy voting policy is to reasonably insure that HSBC Investments (USA) Inc. and Halbis Capital Management (USA) Inc., (HSBCUSA), as a fiduciary, fulfills its responsibility to its clients to vote proxy ballots in connection with proposals submitted by management, and others, to shareholders for approval. The financial interest of the shareholders of the Investment Companies and of the Manager's investment advisory clients is the primary consideration in determining how proxies should be voted.

         As long as there is no provision to the contrary in the Investment Management Agreement or Charter, By-Laws, Trust Agreement, Plan Documents, Partnership Agreement or other controlling documents which create the legal entity with which we are dealing, the power to vote on proposals presented to shareholders through the proxy solicitation process will be considered by HSBCUSA to be an integral part of its investment management responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities. For investment advisory clients, this responsibility is inherent, unless a client has elected to vote proxies directly. In the case of the Investment Companies, this responsibility has been delegated to HSBCUSA by each Investment Company's Board of Directors.

PROXY VOTING POLICY

         It is the policy of HSBCUSA to vote client proxies for the exclusive benefit of its clients' accounts. In most, if not all cases, this will mean that the proposals that maximize the value of the securities we hold will be approved without regard to non-economic considerations.

         HSBCUSA generally will not favor proposals that are designed to make it difficult for a company to be acquired or that have a tendency to entrench current management at the expense of securities holders. Therefore, HSBCUSA will generally vote against proposals concerning instituting "poison pills", classified boards of directors, unequal voting rights, elimination of shareholder action by written consent and granting stock options at less than fair market value.

         In this regard, HSBCUSA has engaged a third party proxy voting service provider ("Proxy Service Provider") to conduct analysis of proposals, and to provide guidance on voting ballots. The Proxy Service Provider provides its analysis in the form of written reports, which are circulated to HSBCUSA' investment staff for their review. A more extensive summary of proxy voting guidelines will be provided to clients upon request.

         Certain portfolios ("Fund of Funds") primarily invest a majority of their assets in non-voting securities of other unregistered investment vehicles ("Sub-Funds") which have investors other than the Fund of Funds. Sub-Funds typically do not submit matters to investors for vote. In the event that a Sub-Fund submits a matter to its investors for vote and the Fund of Fund holds voting interests in the Sub-Fund, the vote will be made in a way that we believe is in the best interest of the Fund of Funds.

ADMINISTRATION

         The Proxy Service Provider will administer the proxy voting process, including receiving ballots, casting votes and maintaining required records. On an as-needed basis, HSBCUSA will review the Proxy Voting Policy and its administration to resolve any proxy voting issues that may arise.

CONFLICTS OF INTEREST

         HSBCUSA generally will vote proxies in accordance with the Proxy Service Provider's predetermined recommendations, including instances where potential material conflicts of interest may exist. In the event a proxy proposal gives rise to a material conflict of interest that is not addressed by the Proxy Service Provider's predetermined recommendations, HSBCUSA' senior management will review, and if deemed necessary, an independent consultant or outside counsel will be consulted to resolve the material conflict of interest.

CLIENT ACCESS TO PROXY VOTING RECORDS

         A record of how proxies have been voted for a client's account will be provided upon request. Clients can request their proxy voting record by contacting their Client Investment Service Manager at (212) 525-5000. Alternatively, clients may submit written requests to HSBC Investments (USA) Inc., 452 Fifth Avenue - 18th Floor, New York, NY 1008, ATTN: Chief Compliance Officer.

                       =========================================================

                       =========================================================


APPENDIX E












--------------------------------------------------------------------------------

                                  VOTING POLICY
    (PRACTICE IN TERMS OF EXERCISING VOTING RIGHTS PERTAINING TO SECURITIES
                              HELD IN A PORTFOLIO)

--------------------------------------------------------------------------------

                       =========================================================
SINOPIA                                       COMPLIANCE
                       =========================================================




CONTENTS



1. SUMMARY.....................................................................3
   1.1  Context................................................................3
   1.2  Document goals / objectives............................................3
2. DESCRIPTION OF THE PORTFOLIO MANAGEMENT COMPANIES' INTERNAL ORGANISATION....4
3  PRINCIPLES TO WHICH THE PORTFOLIO MANAGEMENT COMPANIES ADHERE WHEN
   EXERCISING VOTING RIGHTS....................................................4
   3.1. Types of resolutions submitted to General Meeting for which Portfolio
        Management teams exercise voting rights................................5
   3.2. Procedure for exercising voting rights:................................5
   3.3. Number of voting rights to express:....................................5
4. RETENTION OF VOTE INSTRUCTIONS OR ABSTENTIONS...............................5
5. PREVENTION OF CONFLICTING INTERESTS.........................................5

                       =========================================================
SINOPIA                                       COMPLIANCE
                       =========================================================



1. SUMMARY

1.1 CONTEXT

According to the provisions added in article L533-4 of the Monetary and Financial Code by the Financial Security Law (1.Aug.2003), this procedure aims to describe SINOPIA's practice in terms of exercise voting rights pertaining to securities held by UCITS (Undertaking for Collective Investment in Transferable Securities) under its management.

In order to exercise the voting rights held by virtue of the UCITS' under management shareholder status, Sinopia Asset Management uses I.S.S. (Institutional Shareholder Services), a worldwide leader and specialist in corporate governance counsel and investors' counsel for voting rights at General Meetings. The information supplied by I.S.S. complies with the principle of shareholders' interest (for instance, opposition to resolutions leading to the increase of registered capital in the case of a take-over bid, or the issuing of securities without any preferential rights for active shareholders). SINOPIA ABSTAINS FROM HOLDING MORE THAN 1 % OF ANY COMPANY'S STOCK-MARKET CAPITALIZATION.

An additional factor to take into account besides, SINOPIA's ability to take part in a vote is the diligence with which a company sends proxy voting material and information, particularly for companies in which Sinopia has a small holding or foreign shares for which the exercising of a vote is more difficult.

1.2 DOCUMENT GOALS / OBJECTIVES

The purpose of this document is to describe the terms and conditions on which the Sinopia Group (Sinopia Asset Management and Sinopia Societe de Gestion) intends to exercise the voting rights pertaining to securities held by the collective investment schemes under its management in accordance with ARTICLE 322-75 OF AMF GENERAL REGULATION.

                       =========================================================
SINOPIA                                       COMPLIANCE
                       =========================================================



2. DESCRIPTION OF THE PORTFOLIO MANAGEMENT COMPANIES' INTERNAL ORGANISATION.

SINOPIA Group exercises the voting rights pertaining to securities held by French Law UCITS and whose custody is managed by NATEXIS BANQUE POPULAIRE (NBP).

SINOPIA uses :

- NBP's services to keep them informed of all operational aspects of exercising these voting rights

- ISS's expertise to provide the analysis of a company's resolutions,

NBP notifies SINOPIA's Portfolio Management teams (respectively the Equity Fund Management team and the Guaranteed and structured Fund Management team) of the General Meetings' dates for companies which are members of the CAC 40, SBF 120 and some others listed stocks on the stock exchange formerly called Nouveau Marche. The information must be communicated between 20 days before the General Meeting and the last date before which the manager must give his voting instructions.

THE INFORMATION PROVIDED BY NBP IS LIMITED TO FRENCH COMPANIES ONLY.

3 PRINCIPLES TO WHICH THE PORTFOLIO MANAGEMENT COMPANIES ADHERE WHEN EXERCISING VOTING RIGHTS.

SINOPIA Group exercises the voting rights pertaining to securities held by French Law UCITS and whose custody services are provided by NATEXIS BANQUE POPULAIRE (NBP). NBP notifies SINOPIA's Portfolio Management teams of the companies' General Meeting dates. Portfolio Management teams then consults I.S.S's analysis of the issue being voted on. In a case where ISS did not provide analysis of a resolution, no vote will be exercised by Portfolio Management teams.

Portfolio Management teams refers to I.S.S's recommendations for their voting rights under conditions that :

- Portfolio Management teams can deal with numerous votes in one day; if too many companies require votes on the same day, listed companies with the most significant capitalizations will be dealt with in priority.

- At least five funds must hold the security relating to the vote.

- The security relating to the vote must represent a significant CAC 40 market capitalization.

  THE PRINCIPLES USED TO DETERMINE IF PORTFOLIO MANAGEMENT TEAMS WILL EXERCISE THEIR VOTING RIGHTS ARE CLOSELY LINKED TO THE ACCESSIBILITY OF INFORMATION,
             THE HOLDING THRESHOLDS AND THE MARKET CAPITALIZATION.

                       =========================================================
SINOPIA                                       COMPLIANCE
                       =========================================================



3.1. TYPES OF RESOLUTIONS SUBMITTED TO GENERAL MEETING FOR WHICH PORTFOLIO MANAGEMENT TEAMS EXERCISE VOTING RIGHTS.

Portfolio Management teams exercise voting rights for all types of resolutions.

3.2. PROCEDURE FOR EXERCISING VOTING RIGHTS:

Portfolio Management teams use mail for all types of resolutions.

3.3. NUMBER OF VOTING RIGHTS TO EXPRESS:

Before sending their vote to the company Portfolio Management teams indicate on a portfolio basis the number of rights that will be exercised The Portfolio Management teams will exercise nearly 90% of its voting rights in order to respect the constraint of revocable freezing securities which most of these securities are subject to.

In very specific cases, such as repurchase of UCITS shares, modification of the portfolio structure, change of weighting of a CAC 40 share stock, the Portfolio Manager will lower the threshold of 90% or will elect to not exercise its voting rights for some of the UCITS.

4. RETENTION OF VOTE INSTRUCTIONS OR ABSTENTIONS.

Portfolio Management teams keep a record of the justifications for their votes or abstentions in a database.

5. PREVENTION OF CONFLICTING INTERESTS.

Portfolio Management teams follow a quantitative management style. The general principles of this philosophy of management as well as the various stages of the investment process are the same for all types of assets and consequently for all stocks.

Investment decisions result from SINOPIA's quantitative valuation models rather than anticipations from Portfolio managers. As a result, the decision of exercising voting rights for an individual company is independent from the analysis which a portfolio manager may rely on for investment purposes.

Moreover, Portfolio Management teams refer to I.S.S's advice and recommendations for their voting decisions, and are therefore not likely to be in a situation of conflicting interests.

APPENDIX F


     APRIL 2007

  HSBC INVESTMENTS (HONG KONG) LIMITED / HALBIS CAPITAL MANAGEMENT (HONG KONG)
                 LIMITED / HSBC INVESTMENTS (SINGAPORE) LIMITED

                          VOTING POLICY AND PROCEDURES

     GENERAL

     The purpose of this document is to state the voting policy of HSBC Investments (Hong Kong) Limited ("ISHK") and Halbis Capital Management (Hong Kong) Limited ("ALHK") ("ISHK" and "ALHK" are collectively referred to as "INV HK"), in connection with proposals submitted by management, and others of the stock companies, to shareholders for approval.

     The power to vote on proposals presented to shareholders through the proxy solicitation process is considered by INV HK to be important, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio stocks. Further, proxy voting may also help to enhance corporate governance quality of the stock companies.

     VOTING POLICY

     1. Should generally cast/recommend FOR or AGAINST vote for a resolution for any of the following with the benefit of the clients in mind:

          very substantial acquisition, major transaction, discloseable transaction, share transaction and connected transactions as defined in the Hong Kong Stock Exchange Listing Rules (or similar transactions for stocks listed on other Asian markets);

     2. For general non-contentious matters raised at the Annual General Meeting of the listed company, votes should be cast/recommended in favour of the Board's recommendation. Such as:

          a)   adopting audited annual accounts;

          b)   declaring dividend;

          c)   re-appointment of auditors;

          d) giving a general mandate to the Directors to issue of additional share of not exceeding 10% of the issued share capital as at the date of resolution;

          e) giving a general mandate to the Directors to repurchase shares of not exceeding 10% of the issued share capital as at the date of the resolution.

     3. Should cast vote/recommend AGAINST resolution if the remuneration to board of directors are excessive;

     4.   Votes should be cast/recommended AGAINST:

          a) proposal that would enrich management excessively or would significantly increase compensation awards and/or employment contracts to senior management which would work to the detriment of the shareholders;

          b) requested action that would impose needless expense on the company.

          c)

     5.   Votes  should  be  cast/recommended   FOR  or  AGAINST  the
             following, on a case by case basis

          a) change in the company constitution that requires greater than a majority shareholder approval.

     Client Specific Instructions

     The above is the general voting policy only. Clients may have specified different requirements (e.g. prior approval, or different specific voting requirements). CISMs should deal with these accordingly.

     CONFLICTS OF INTEREST

     INV HK will generally vote proxies in accordance with the fund specialists' recommendations. In the event a proxy proposal giving rise to a material conflict of interest, the fund specialists should consult ALHK Chief Executive Officer and the INV HK Local Compliance Officer and, if deemed necessary, legal advice should be obtained to see how and whether votes are to be cast.

     ADMINISTRATION AND RECORD KEEPING

     INV HK Business Support Department must (a) maintain documentation on the voting information, market specialists' recommendation and how they are voted on behalf of clients, (b) arrange for the casting of votes according to the recommendation of the fund specialists and (c) record rationale for such voting in case of transactions/proposed transactions of the listed company mentioned in 1 and 5 above.

                                     PART C
                                Other Information

ITEM 23. EXHIBITS

(a)(1) Amended and Restated Declaration of Trust, with establishments and designations of series and further amendments. (1)

(a)(2) Establishment and designation of series for HSBC Investor Overseas Equity Fund and HSBC Investor Opportunity Fund. (5)

(a)(3) Establishment and designation of series for HSBC Investor Money Market Fund. (10)

(a)(4) Establishment and designation of series for HSBC Investor Mid-Cap Fund.
(10)

(a)(5) Establishment and designation of series for HSBC Investor Intermediate Duration Fund (f/k/a HSBC Limited Maturity Fund), and HSBC Investor California Tax-Free Money Market Fund. (11)

(a)(6) Establishment and designation of series for HSBC Investor U.S. Treasury Money Market Fund and HSBC Investor Growth and Income Fund. (11)

(a)(7) Establishment and designation of series for HSBC Investor Growth Fund, HSBC Investor Value Fund and HSBC Investor Cash Management Fund. (15)

(a)(8) Establishment and designation of series for HSBC Investor Tax-Free Money Market Fund. (16)

(a)(9) Establishment and designation of series for HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund and HSBC Investor Conservative Income Strategy Fund. (20)

(a)(10) Establishment and designation of series for HSBC Investor High Yield Fixed Income Fund (f/k/a HSBC Investor High Income Fund). (23)

(a)(11) Amendment to Amended and Restated Declaration of Trust, renaming the HSBC Investor High Income Fund as the HSBC Investor High Yield Fixed Income Fund. (28)

(a)(12) Establishment and designation of series for HSBC Investor Short Duration Fixed Income Fund and HSBC Investor Core Fixed Income Fund and renaming the HSBC Investor Limited Maturity Fund and HSBC Investor Bond Fund as the HSBC Investor Intermediate Duration Fixed Income Fund and HSBC Investor Core Plus Fixed Income Fund, respectively. (25)

(a)(13) Establishment and designation of series for HSBC Investor Global Emerging Markets Fixed Income Fund, HSBC Investor Global Fixed Income Fund (U.S. Dollar Hedged) and HSBC Investor Global Fixed Income Fund. (29)

(a)(14) Establishment and designation of series for HSBC Investor BRIC Equity Fund, HSBC Investor China Equity Fund and HSBC Investor India Equity Fund. (31)

(b) By-Laws. (1)

(c) Specimen certificate of shares of beneficial interest of HSBC Investor Funds. (1)

(d)(1) Amended and Restated Master Investment Advisory Contract dated December 10, 2001 between HSBC Investor Portfolios and HSBC Investments (USA) Inc. (26).

(d)(1)(i) Investment Advisory Contract Supplements regarding HSBC Investor Core Fixed Income Portfolio and HSBC Investor Short Duration Portfolio. (25)

(d)(1)(ii) Investment Advisory Contract Supplements regarding HSBC Investor Intermediate Duration Fixed Income Portfolio (formerly HSBC Investor Limited Maturity Portfolio), HSBC Investor Core Plus Fixed Income Portfolio (formerly HSBC Investor Fixed Income Portfolio), HSBC Investor International Equity Portfolio and HSBC Investor Opportunity Portfolio (f/k/a Small Cap Equity Portfolio). (26)

(d)(1)(iii) Investment Advisory Contract Supplement regarding HSBC Investor High Yield Fixed Income Portfolio (formerly HSBC Investor High Income Portfolio).
(28)

(d)(1)(iv) Investment Advisory Contract Supplements regarding HSBC Investor Growth Portfolio and HSBC Investor Value Portfolio. (15)

(d)(2) Amended and Restated Master Investment Advisory Contract dated March 1, 2001 between HSBC Investor Funds and HSBC Investments (USA) Inc. (13)

(d)(2)(i) Investment Advisory Contract Supplements regarding HSBC Investor Growth and Income Fund and HSBC Investor U.S. Treasury Money Market Fund. (11)

(d)(2)(ii) Investment Advisory Contract Supplements regarding HSBC Investor Money Market Fund, HSBC Investor U.S. Government Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund and HSBC Investor New York Tax-Free Bond Fund. (13)

(d)(2)(iii) Investment Advisory Contract Supplement regarding HSBC Investor Cash Management Fund. (15)

(d)(2)(iv) Investment Advisory Contract Supplement regarding HSBC Investor Tax-Free Money Market Fund. (16)

(d)(2)(v) Investment Advisory Contract Supplement regarding HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund and HSBC Investor Conservative Income Strategy Fund. (20)

(d)(2)(vi) Investment Advisory Contract Supplement regarding HSBC Investor Global Emerging Markets Fixed Income Fund, HSBC Investor Global Fixed Income Fund (U.S. Dollar Hedged) and HSBC Investor Global Fixed Income Fund (collectively, the "Global Fixed Income Funds"). (30)

(d)(2)(vii) Investment Advisory Contract Supplement regarding HSBC Investor BRIC Equity Fund, HSBC Investor China Equity Fund and HSBC Investor India Equity Fund. (filed herewith)

(d)(3) Subadvisory Agreement between Westfield Capital Management, LLC, Inc. and HSBC Investments (USA) Inc. regarding HSBC Investor Small Cap Equity Portfolio.
(14)

(d)(4) Subadvisory Agreement between NWQ Investment Management Co., LLC and HSBC Investments (USA) Inc. regarding HSBC Investor Value Portfolio. (25)

(d)(5) Subadvisory Agreement between Waddell & Reed Investment Management Company and HSBC Investments (USA) Inc. regarding HSBC Investor Growth Portfolio. (21)

(d)(6) Subadvisory Agreement between AllianceBernstein Investment Research and Management and HSBC Investments (USA) Inc. regarding HSBC Investor International Equity Portfolio. (22)

(d)(7) Subadvisory Agreement between Transamerica Investment Management, LLC and HSBC Investments (USA) Inc. regarding HSBC Investor Growth and Income Fund. (25)

(d)(8) Subadvisory Agreement between Munder Capital Management and HSBC Investments (USA) Inc. regarding HSBC Investor Mid-Cap Fund. (30)

(d)(9) Fee Waiver Agreement between HSBC Investments (USA) Inc. and HSBC Investor Funds, on behalf of the HSBC Investor Growth and Income Fund and HSBC Investor Mid-Cap Fund. (30)

(d)(10) Fee Waiver Agreement between HSBC Investments (USA) Inc. and HSBC Investor Funds, on behalf of the HSBC Investor BRIC Equity Fund, HSBC Investor China Equity Fund and HSBC Investor India Equity Fund. (filed herewith)

(d)(11) Subadvisory Agreement between HSBC Investments (USA) and Halbis Capital Management (USA) Inc. regarding the HSBC Investor Intermediate Duration Portfolio, HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor High Yield Fixed Income Portfolio, HSBC Investor Short Duration Portfolio and HSBC Investor Core Fixed Income Portfolio (collectively, the "Fixed Income Portfolios"). (30)

(d)(12) Sub-Advisory Agreement between HSBC Investments (USA) and Halbis Capital Management (USA) Inc. regarding HSBC Investor New York Tax-Free Bond Fund. (30)

(d)(13) Sub-Advisory Agreement between HSBC Investments (USA) and Halbis Capital Management (USA) Inc. regarding the HSBC Investor Global Emerging Markets Fixed Income Fund, HSBC Investor Global Fixed Income Fund (U.S. Dollar Hedged) and HSBC Investor Global Fixed Income Fund (collectively, the "Global Fixed Income Funds"). (30)

(d)(14) Form of Sub-Advisory Agreement Between HSBC Investments (USA) and Halbis Capital Management (Hong Kong) Limited regarding HSBC Investor China Equity Fund. (filed herewith)

(d)(15) Form of Sub-Advisory Agreement Between HSBC Investments (USA) and HSBC Investments (Singapore) Limited regarding HSBC Investor India Equity Fund. (filed herewith)

(d)(16) Form of Sub-Advisory Agreement Between HSBC Investments (USA) and Sinopia Asset Management regarding HSBC Investor BRIC Equity Fund. (filed herewith)


(e)(1) Form of Selling Agreement. (21)

(e)(2) Form of Dealer Agreement. (21)

(e)(3) Distribution Agreement dated December 12, 2005 between HSBC Investor Funds and BISYS Fund Services Limited Partnership. (25)

(f) Not applicable.

(g)(1) Custodian Agreement between HSBC Investor Funds and HSBC Bank USA, N.A. (formerly Republic National Bank of New York). (8)

(g)(2) Custodian Agreement between HSBC Investor Portfolios and The Northern Trust Company on behalf of the HSBC Investor Portfolio Funds. (30)

(g)(3) Custodian Agreement between HSBC Investor Funds and The Northern Trust Company on behalf of the various series of HSBC Investor Funds. (30)

(h)(1) Service Agreement. (1)

(h)(2) Amended and Restated Operational Support Services Agreement dated June 16, 2003 between HSBC Investments (USA) Inc. and HSBC Investor Money Market Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor California Tax-Free Money Market Fund, and HSBC Investor Cash Management Fund. (28)

(h)(3) First Amended and Restated Master Services Agreement dated July 1, 2005 among BISYS Fund Services Ohio, Inc., HSBC Investor Funds, HSBC Investor Portfolios and HSBC Advisor Funds Trust. (28)

(h)(3)(i) Amendment to the First Amended and Restated Master Services Agreement dated December 12, 2005. (27)

(h)(4) Omnibus Fee Agreement dated April 1, 2003 among BISYS Fund Services Ohio Inc., BISYS Fund Services (Cayman) Limited, HSBC Investor Funds, HBC Investor Portfolios and HSBC Advisor Funds Trust. (21)

(h)(4)(i) Amendment dated July 1, 2005 to the Omnibus Fee Agreement dated April 1, 2003. (25)

(h)(5)(i) Expense Limitation Agreement as Amended February 28, 2007. (31)

(h)(5)(ii) Expense Limitation Agreement dated March 30, 2007. (filed herewith)

(h)(6) Administration Services Agreement dated July 1, 2005 between HSBC Investments (USA) Inc. and HSBC Investor Funds. (25)

(h)(6)(i) Amendment to Administration Services Agreement dated June 4, 2007 between HSBC Investments (USA) Inc. and HSBC Investor Funds. (filed herewith)

(h)(7) Sub-Administration Services Agreement between BISYS Fund Services Ohio, Inc. and HSBC Investments (USA) Inc. dated July 1, 2005. (25)

(h)(7)(i) Amendment to Sub-Administration Services Agreement dated December 12, 2005. (28)

(h)(7)(ii) Amendment to Sub-Administration Services Agreement dated June 4, 2007. (filed herewith)

(h)(8) Compliance Services Agreement dated June 22, 2004 among HSBC Investor Portfolios, HSBC Investor Funds, HSBC Advisor Funds Trust and BISYS Fund Services Ohio, Inc. (25)

(h)(8)(i) Amendment to the Compliance Services Agreement dated December 12, 2005. (25)

(h)(9) Form N-Q Services Agreement dated July 1, 2005 among BISYS Fund Services Ohio, Inc., HSBC Investor Funds, HSBC Investor Portfolios and HSBC Advisor Funds Trust and HSBC Investments (USA) Inc. (28)

(i)(1) Opinion and Consent of counsel with respect to the HSBC Investor BRIC Equity Fund, HSBC Investor China Equity Fund and HSBC Investor India Equity Fund. (filed herewith)

(j)(1) Power of Attorney dated May 19, 2006. (29)

(l) Not applicable.

(m)(1) Master Distribution Plan relating to Class A Shares dated March 30, 2007. (filed herewith)

(m)(2) Master Distribution Plan relating to Class B Shares dated March 30, 2007. (filed herewith)

(m)(3) Master Distribution Plan relating to Class C Shares dated March 30, 2007. (filed herewith)

(m)(4) Master Distribution Plan relating to Class D Shares dated March 30, 2007. (filed herewith)

(n)(1) Amended and Restated Multiple Class Plan. (filed herewith)

(o) Reserved.

(p)(1) Code of Ethics for HSBC Investor Funds, HSBC Advisor Funds Trust, and HSBC Portfolios. (22)

(p)(2) Amended Code of Ethics for HSBC Investments (USA) Inc. (28)

(p)(3) Amended Code of Ethics for Waddell & Reed Investment Management Company.
(28)

(p)(4) Amended Code of Ethics for NWQ Investment Research and Management Company, LLC. (28)

(p)(5) Amended Code of Ethics for AllianceBernstein Investment Research and Management (28)

(p)(6) Amended Code of Ethics for BISYS Fund Services Ohio, Inc. and BISYS Fund Services Limited Partnership. (31)

(p)(7) Amended Code of Ethics for Westfield Capital Management, LLC. (28)

(p)(8) Amended Code of Ethics for Munder Capital Management. (28)

(p)(9) Amended Code of Ethics for Transamerica Investment Management, LLC. (28)

(p)(10) Code of Ethics for Halbis Capital Management (USA) Inc. (31)

(p)(11) Code of Ethics for Halbis Capital Management (HK) Inc. (filed herewith)

(p)(12) Code of Ethics for Sinopia Group. (filed herewith)

Notes:

(1) Incorporated herein by reference from post-effective amendment No. 35 to the registration statement on Form N-1A of the Registrant (File no. 33-7647) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on January 23, 1996.

(2) Incorporated herein by reference from post-effective amendment No. 29 to the Registration Statement as filed with the SEC on December 20, 1994.

(3) Incorporated herein by reference from post-effective amendment No. 33 to the Registration Statement as filed with the SEC on June 27, 1995.

(4) Incorporated herein by reference from post-effective amendment No. 37 to the Registration Statement as filed with the SEC on April 4, 1996.

(5) Incorporated herein by reference from post-effective amendment No. 39 to the Registration Statement as filed with the SEC on June 17, 1996.

(6) Incorporated herein by reference from post-effective amendment No. 40 to the Registration Statement as filed with the SEC on November 27, 1996.

(7) Incorporated herein by reference from post-effective amendment No. 42 to the Registration Statement as filed with the SEC on January 31, 1997.

(8) Incorporated herein by reference from post-effective amendment No. 63 to the Registration Statement filed with the SEC on March 2, 1999.

(9) Incorporated herein by reference from post-effective amendment No. 67 to the Registration Statement as filed with the SEC on February 29, 2000.

(10) Incorporated herein by reference from post-effective amendment No. 69 to the Registration Statement as filed with the SEC on June 30, 2000.

(11) Incorporated herein by reference from post-effective amendment No. 74 to the Registration Statement as filed with the SEC on December 28, 2000.

(12) Incorporated herein by reference from post-effective amendment No. 75 to the Registration Statement as filed with the SEC on February 28, 2001.

(13) Incorporated herein by reference from post-effective amendment No. 77 to the Registration Statement as filed with the SEC on January 30, 2002.

(14) Incorporated herein by reference from post-effective amendment No. 81 to the Registration Statement filed with the SEC on February 28, 2003.

(15) Incorporated herein by reference from post-effective amendment No. 82 to the Registration Statement filed with the SEC on August 8, 2003.

(16) Incorporated herein by reference from post-effective amendment No. 85 to the Registration Statement as filed with the SEC on December 15, 2003.

(17) Incorporated herein by reference from post-effective amendment No. 86 to the Registration Statement as filed with the SEC on December 15, 2003.

(18) Incorporated herein by reference from post-effective amendment No. 87 to the Registration Statement as filed with the SEC on March 1, 2004.

(19) Incorporated herein by reference from post-effective amendment No. 88 to the Registration Statement as filed with the SEC on September 3, 2004.

(20) Incorporated herein by reference from post-effective amendment No. 89 to the Registration Statement as filed with the SEC on November 17, 2004.

(21) Incorporated herein by reference from post-effective amendment No. 90 to the Registration Statement as filed with the SEC on December 30, 2004.

(22) Incorporated herein by reference from post-effective amendment No. 91 to the Registration Statement as filed with the SEC on February 25, 2005.

(23) Incorporated herein by reference from post-effective amendment No. 92 to the Registration Statement as filed with the SEC on June 15, 2005.

(24) Incorporated herein by reference from post-effective amendment No. 93 to the Registration Statement as filed with the SEC on August 29, 2005.

(25) Incorporated herein by reference from post-effective amendment No. 94 to the Registration Statement as filed with the SEC on December 14, 2005.

(26) Incorporated herein by reference from post-effective amendment No. 77 to the Registration Statement as filed with the SEC on January 30, 2002 of HSBC Investor Portfolios.

(27) Incorporated herein by reference from post-effective amendment No. 17 to the Registration Statement as filed with the SEC on December 14, 2005 of the HSBC Advisor Funds Trust.

(28) Incorporated herein by reference from post-effective amendment No. 95 to the Registration Statement as filed with the SEC on February 28, 2006.

(29) Incorporated herein by reference from post-effective amendment No. 96 to the Registration Statement as filed with the SEC on May 30, 2006.

(30) Incorporated herein by reference from post-effective amendment No. 104 to the Registration Statement as filed with the SEC on February 28, 2007.

(31) Incorporated herein by reference from post-effective amendment No. 105 to the Registration Statement as filed with the SEC on April 13, 2007.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 25. INDEMNIFICATION

Reference is hereby made to Article IV of the Registrant's Declaration of Trust. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

HSBC Investments (USA) Inc., 452 Fifth Avenue, New York, New York 10018, serves as investment adviser ("Adviser") and is a wholly-owned subsidiary of HSBC Bank USA, Inc., a New York State chartered bank, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-25999) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

Information as to the directors and officers of NWQ Investment Management Co., LLC ("NWQ"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of NWQ in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-61379) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

Information as to the directors and officers of Waddell & Reed Investment Management Company ("Waddell & Reed"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Waddell & Reed in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-40372) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

Information as to the directors and officers of Westfield Capital Management, LLC ("Westfield") together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Westfield in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-34350) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

Information as to the directors and officers of AllianceBernstein Investment Research and Management ("AllianceBernstein"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of AllianceBernstein in the last two years, is included in its application for registration as an investment advisor on Form ADV (File No. 801-57937) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

Information as to the directors and officers of Transamerica Investment Management, LLC ("Transamerica"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Transamerica in the last two years, is included in its application for registration as an investment advisor on Form ADV (File No. 801-57089) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

Information as to the directors and officers of Munder Capital Management ("Munder"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Munder in the last two years, is included in its application for registration as an investment advisor on Form ADV (File No. 801-48394) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

Information as to the directors and officers of Halbis Capital Management (USA) Inc. ("Halbis"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Halbis in the last two years, is included in its application for registration as an investment advisor on Form ADV (File No.801-64301) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

Information as to the directors and officers of Sinopia Asset Management ("Sinopia"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Sinopia in the last two years, is included in its application for registration as an investment advisor on Form ADV (File No.801-43341) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

Information as to the directors and officers of Halbis Capital Management (Hong
Kong) Limited ("Halbis HK"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Halbis HK in the last two years, is included in its application for registration as an investment advisor on Form ADV (File No.801-67110) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS.

ITEM 27(a) BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor") acts as principal underwriter for the following investment companies:

Allianz Variable Insurance Products Fund of Funds Trust
Allianz Variable Insurance Products Trust
American Independence Funds Trust
American Performance Funds
The Bjurman, Barry Funds
The Coventry Group
Coventry Funds Trust
Excelsior Funds, Inc.
Excelsior Funds Trust
Excelsior Tax-Exempt Funds, Inc.
First Focus Funds, Inc.
Capital One Funds
Giant 5 Funds
The Hirtle Callaghan Trust
HSBC Advisor Funds Trust
HSBC Investor Funds
Legacy Funds Group
Pacific Capital Funds
STI Classic Funds
STI Classic Variable Trust
The Blue Fund Group
Vintage Mutual Funds, Inc.

BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS' main address is 100 Summer St. 15TH Floor, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

ITEM 27(b) INFORMATION ABOUT DIRECTORS AND OFFICERS OF BISYS LP IS AS FOLLOWS:

NAME                   ADDRESS                                   POSITION WITH UNDERWRITER
----                   -------                                   -------------------------

Brian K. Bey           3435 Stelzer Rd., Columbus, OH  43219     President and Director
Elliott Dobin          100 Summer St., Boston, MA  02110         Secretary
Andrew H. Byer         3435 Stelzer Rd., Columbus, OH  43219     Chief Compliance Officer
Wayne A. Rose          100 Summer St., Boston, MA  43219         Assistant Chief Compliance Officer
James E. (Ed) Pike     3435 Stelzer Rd., Columbus, OH  43219     Financial and Operations Principal

ITEM 27(c) NOT APPLICABLE.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of: HSBC Investments
(USA) Inc., 452 Fifth Avenue, New York, New York 10018; BISYS Fund Services Ohio, Inc. 3435 Stelzer Road, Columbus, Ohio 43219-3035; BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, MA 02110; AllianceBernstein Investment Research and Management, 1345 Avenue of the Americas, New York, New York 10105; Westfield Capital Management LLC, 21 Fellow Street, Boston, MA 02119; Waddell & Reed Investment Management Company, 6300 Lamar Ave, Overland Park, KS 66202; NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, CA 90067, Transamerica Investment Management, LLC, 1150
S. Olive Street, Suite 2700, Los Angeles, California 90015, Munder Capital Management, Munder Capital Center, 480 Pierce Street, Birmingham, Michigan 48009-6063, Halbis Capital Management (USA) Inc, 452 Fifth Avenue, New York, New York 10018, Sinopia Asset Management, Immeuble Ile De France, 4, Palace de la Pyramide, Puteaux France, 92800, Halbis Capital Mangement (Hong Kong) Limited, Level 22, HSBC Main Building, 1 Queen's Road Central, Hong Kong.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement on Form N-lA (File No. 333-07647) (the "Registration Statement") to be signed on its behalf by the undersigned, thereto duly authorized on the 29th day of June, 2007.

HSBC INVESTOR FUNDS

By: /s/ Richard A. Fabietti
    -----------------------
    Richard A. Fabietti
    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated as of the 29th day of June, 2007.


    /s/ Richard A. Fabietti                         /s/ Troy Sheets
    ---------------------------                     ---------------------------
Richard A. Fabietti                             Troy Sheets
President                                       Treasurer

                               *                                               *
Alan S. Parsow                                  Larry M. Robbins
Trustee                                         Trustee

                               *                                               *
Michael Seely                                   Richard A. Brealey
Trustee                                         Trustee

                               *                                               *
Stephen J. Baker                                Thomas F. Robards
Trustee                                         Trustee

/s/ David J. Harris

*David J. Harris, as attorney-in-fact pursuant to a power of attorney filed as Exhibit (j)(1) to the Registrant's Post-Effective Amendment No. 96 filed on May 30, 2006 (SEC Accession Number 0000950117-06-002455).

         HSBC Investor Portfolios (the "Portfolio Trust") has duly caused this amendment to the Registration Statement on Form N-1A of HSBC Investor Funds (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized as of the 29th day of June, 2007.


HSBC INVESTOR PORTFOLIOS

/s/ Richard A. Fabietti
-------------------------------------------
Richard A. Fabietti
President

                                  EXHIBIT LIST

(d)(2)(vii) Investment Advisory Contract Supplement regarding HSBC Investor BRIC Equity Fund, HSBC Investor China Equity Fund and HSBC Investor India Equity Fund.

(d)(10) Fee Waiver Agreement between HSBC Investments (USA) Inc. and HSBC Investor Funds, on behalf of the HSBC Investor BRIC Equity Fund, HSBC Investor China Equity Fund and HSBC Investor India Equity Fund.


(d)(14) Form of Sub-Advisory Agreement Between HSBC Investments (USA) and Halbis Capital Management (Hong Kong) Limited regarding HSBC Investor China Equity Fund.

(d)(15) Form of Sub-Advisory Agreement Between HSBC Investments (USA) and HSBC Investments (Singapore) Limited regarding HSBC Investor India Equity Fund.

(d)(16) Form of Sub-Advisory Agreement Between HSBC Investments (USA) and Sinopia Asset Management regarding HSBC Investor BRIC Equity Fund.


(h)(5)(ii)    Expense Limitation Agreement dated March 30, 2007.

(h)(6)(i) Amendment to Administration Services Agreement dated June 4, 2007 between HSBC Investments (USA) Inc. and HSBC Investor Funds.

(h)(7)(ii)    Amendment to Sub-Administration Services Agreement dated June 4,
              2007.

(i)(1) Opinion and Consent of counsel with respect to the HSBC Investor BRIC Equity Fund, HSBC Investor China Equity Fund and HSBC Investor India Equity Fund.

(m)(1)        Master Distribution Plan relating to Class A Shares dated March
              30, 2007.

(m)(2)        Master Distribution Plan relating to Class B Shares dated March
              30, 2007.

(m)(3)        Master Distribution Plan relating to Class C Shares dated March
              30, 2007.

(m)(4)        Master Distribution Plan relating to Class D Shares dated March
              30, 2007.

(n)(1)        Amended and Restated Multiple Class Plan.

(p)(11)       Code of Ethics for Halbis Capital Management (Hong Kong) Limited

(p)(12)       Code of Ethics for Sinopia Group